CONSECO
                                                          [GRAPHIC LOGO OMITTED]
MONUMENT SERIES
FIXED AND VARIABLE ANNUITY


                              MAY 1, 1998
                               PROSPECTUS
                   GREAT AMERICAN RESERVE
               VARIABLE ANNUITY ACCOUNT G

               ISSUED BY GREAT AMERICAN RESERVE INSURANCE COMPANY

                    THIS COVER IS NOT PART OF THE PROSPECTUS

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                             Administrative Office:
                    Great American Reserve Insurance Company
                          11815 N. Pennsylvania Street
                              Carmel, Indiana 46032
                                 (317) 817-3700
                     INDIVIDUAL AND GROUP FIXED AND VARIABLE
                   DEFERRED ANNUITY CONTRACTS AND CERTIFICATES
                                    ISSUED BY
                GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G
                                       AND
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

   The individual and group fixed and variable deferred annuity contracts and certificates (the "Contracts and Certificates") described in this Prospectus provide for accumulation of values on a fixed and variable basis and monthly payment of Annuity Payments on a fixed and variable basis. The Contracts and Certificates are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis. (See "Definitions.")

   Purchase Payments for the Contracts/Certificates will be allocated to a segregated investment account of Great American Reserve Insurance Company (the "Company" or "Great American Reserve") which account has been designated Great American Reserve Variable Annuity Account G (the "Variable Account") or to the Company's Market Value Adjustment Account ("MVA Account"). The Variable Account invests in shares of the following: Conseco Series Trust (Asset Allocation Portfolio, Common Stock Portfolio, Corporate Bond Portfolio, Government Securities Portfolio and Money Market Portfolio); The Alger American Fund (Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio and Alger American Small Capitalization Portfolio); American Century Variable Portfolios, Inc. (VP Income & Growth, VP International and VP Value); Berger Institutional Products Trust (Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund, Berger IPT Small Company Growth Fund and Berger/BIAM IPT - International Fund); The Dreyfus Socially Responsible Growth Fund, Inc.; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund (Disciplined Stock Portfolio and International Value Portfolio); Federated Insurance Series (Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Utility Fund II); INVESCO Variable Investment Funds, Inc. (INVESCO VIF-High Yield Portfolio and INVESCO VIF-Industrial Income Portfolio); Janus Aspen Series (Aggressive Growth Portfolio, Growth Portfolio and Worldwide Growth Portfolio); Lazard Retirement Series, Inc. (Lazard Retirement Equity Portfolio and Lazard Retirement Small Cap Portfolio); Lord Abbett Series Fund, Inc. (Growth and Income Portfolio); Mitchell Hutchins Series Trust (Growth and Income Portfolio); Neuberger & Berman Advisers Management
Trust (Limited Maturity Bond Portfolio and Partners Portfolio); Strong Opportunity Fund II, Inc. (Opportunity Fund II); Strong Variable Insurance Funds, Inc. (Growth Fund II); and Van Eck Worldwide Insurance Trust (Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

   See "Highlights" and "Federal Tax Status - Diversification" for a discussion of owner control of the underlying investments in a variable annuity contract.

   THE CONTRACTS AND CERTIFICATES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS AND CERTIFICATES IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S/CERTIFICATE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS AND CERTIFICATES ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

   This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts and Certificates is contained in the statement of additional information ("SAI") which is available at no charge. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI can be found on the last page of this Prospectus. For the SAI, call (800) 342-6307 or write to the Company's Administrative Office at the address listed above.

INQUIRIES:

   Any inquiries can be made by telephone or in writing to the Administrative Office listed above.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This Prospectus and the Statement of Additional Information are dated May 1, 1998.

   Investors should read and retain this Prospectus for future reference.

                                                                               1
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                                TABLE OF CONTENTS
                                                           PAGE

DEFINITIONS ...............................................   3
HIGHLIGHTS.................................................   4
   General.................................................   4
   Variable Account........................................   4
   MVA Account.............................................   5
   Right to Examine Period.................................   5
   Charges.................................................   5
      Mortality and Expense Risk Charge....................   5
      Administrative Charge................................   5
      Contract and Certificate Maintenance Charges.........   5
      Transfer Fee.........................................   5
      Premium and Other Taxes..............................   6
      Taxes................................................   6
      MVA Account..........................................   6
FEE TABLE..................................................   6
THE COMPANY................................................   9
THE SEPARATE ACCOUNTS......................................  10
ELIGIBLE FUNDS.............................................  10
   Conseco Series Trust....................................  10
   The Alger American Fund.................................  10
   American Century Variable Portfolios, Inc...............  11
   Berger Institutional Products Trust.....................  11
   The Dreyfus Socially Responsible Growth Fund, Inc.......  11
   Dreyfus Stock Index Fund................................  11
   Dreyfus Variable Investment Fund........................  11
   Federated Insurance Series..............................  11
   INVESCO Variable Investment Funds, Inc..................  11
   Janus Aspen Series......................................  11
   Lazard Retirement Series, Inc...........................  11
   Lord Abbett Series Fund, Inc............................  12
   Mitchell Hutchins Series Trust..........................  12
   Neuberger & Berman Advisers Management Trust............  12
   Strong Opportunity Fund II, Inc.........................  12
   Strong Variable Insurance Funds, Inc....................  12
   Van Eck Worldwide Insurance Trust.......................  12
   Voting Rights...........................................  12
   Substitution of Securities..............................  12
THE MVA ACCOUNT ...........................................  13
CHARGES AND DEDUCTIONS.....................................  14
   Deduction for Mortality and Expense Risk Charge.........  14
   Deduction for Administrative Charge.....................  14
   Deduction for Contract and Certificate
      Maintenance Charges..................................  14
   Deduction for Transfer Fee..............................  14
   Deduction for Premium and Other Taxes...................  14
   Deduction for Expenses of the Eligible Funds............  15
THE CONTRACTS AND CERTIFICATES.............................  15
   Owner/Certificate Owner.................................  15
   Joint Owners/Joint Certificate Owners...................  15
   Group Contract Owner....................................  15
   Annuitant...............................................  15
   Assignment..............................................  15
PURCHASE PAYMENTS, CONTRACT VALUE AND
    CERTIFICATE VALUE......................................  15
   Purchase Payments.......................................  15
   Allocation of Purchase Payments.........................  15
   Dollar Cost Averaging...................................  16
   Rebalancing.............................................  16
   Contract Value/Certificate Value........................  16
   Accumulation Units......................................  16
   Accumulation Unit Value.................................  16
TRANSFERS..................................................  17
   Transfers During the Accumulation Period................  17
   Transfers During the Annuity Period.....................  17
WITHDRAWALS................................................  17
   Systematic Withdrawal Program...........................  18
   Suspension or Deferral of Payments......................  18
PROCEEDS PAYABLE ON DEATH..................................  18
   Death of Owner or Certificate Owner During
      the Accumulation Period..............................  18
   Death Benefit Amount During the Accumulation Period.....  18
   Death Benefit Options During the Accumulation Period....  18
   Death of Owner/Certificate Owner During
      the Annuity Period...................................  19
   Death of Annuitant......................................  19
   Payment of Death Benefit................................  19
   Beneficiary.............................................  19
   Change of Beneficiary...................................  19
ANNUITY PROVISIONS.........................................  19
   General.................................................  19
   Annuity Date............................................  19
   Selection or Change of an Annuity Option................  19
   Frequency and Amount of Annuity Payments................  19
   Annuity Options.........................................  20
     OPTION 1. LIFETIME ONLY ANNUITY.......................  20
     OPTION 2. LIFETIME ANNUITY WITH
       GUARANTEED PERIODS..................................  20
     OPTION 3. INSTALLMENT REFUND LIFE ANNUITY.............  20
     OPTION 4. PAYMENT FOR A FIXED PERIOD..................  20
     OPTION 5. JOINT AND SURVIVOR ANNUITY..................  20
   Annuity.................................................  20
   Fixed Annuity...........................................  20
   Variable Annuity........................................  20
DISTRIBUTOR................................................  20
PERFORMANCE INFORMATION....................................  20
   Money Market Sub-account ...............................  20
   Other Sub-Accounts......................................  20
FEDERAL TAX STATUS.........................................  21
   General.................................................  21
   Diversification.........................................  22
   Multiple Contracts and Certificates.....................  22
   Contracts and Certificates Owned by Non-Natural Persons.  23
   Tax Treatment of Assignments............................  23
   Income Tax Withholding..................................  23
   Tax Treatment of Withdrawals-- Non-Qualified
      Contracts and Certificates...........................  23
   Qualified Plans.........................................  23
   Tax Treatment of Withdrawals-- Qualified Contracts
      and Certificates.....................................  24
   Tax-Sheltered Annuities-- Withdrawal Limitations........  24
   Mandatory Distributions-- Qualified Plans...............  25
ADDITIONAL INFORMATION ABOUT THE COMPANY...................  25
   Selected Historical Financial Information of
      Great American Reserve...............................  25
   Business of Great American Reserve......................  26
   Management's Discussion and Analysis of Financial
      Condition and Results of Operations of
      Great American Reserve...............................  30
   The Company's Directors and Executive Officers..........  37
   Executive Compensation..................................  37
LEGAL PROCEEDINGS..........................................  37
ADDITIONAL INFORMATION ABOUT THE VARIABLE ACCOUNT..........  37
REGISTRATION STATEMENT.....................................  37
LEGAL OPINIONS.............................................  37
INDEPENDENT ACCOUNTANTS....................................  37
FINANCIAL STATEMENTS.......................................  37
APPENDIX A.................................................  52
APPENDIX B.................................................  53
TABLE OF CONTENTS OF THE STATEMENT
    OF ADDITIONAL INFORMATION..............................  54

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                                   DEFINITIONS

ACCOUNT(S): The MVA Account and/or one or more of the Sub-Accounts of the Variable Account.

ACCUMULATION PERIOD: The period prior to the Annuity Date during which Purchase Payments may be made by an Owner or a Certificate Owner.

ACCUMULATION UNIT: A unit of measure used to determine the value of the Owner's or Certificate Owner's interest in a Sub-Account of the Variable Account during the Accumulation Period.

ADJUSTED CERTIFICATE VALUE: The Certificate Value less any applicable Premium Tax, and Certificate Maintenance Charge (see "Charges and Deductions") and plus the applicable Market Value Adjustment which may be positive or negative. This amount is applied to the applicable annuity tables to determine Annuity Payments.

ADJUSTED CONTRACT VALUE: The Contract Value less any applicable Premium Tax and Contract Maintenance Charge (see "Charges and Deductions") and plus the applicable Market Value Adjustment which may be positive or negative. This amount is applied to the applicable annuity tables to determine Annuity Payments under an individual Contract.

ADMINISTRATIVE OFFICE: The office indicated on the cover page of this Prospectus to which notices, requests and Purchase Payments must be sent. All sums payable to the Company under a Contract or Certificate are payable at the Administrative Office or an address designated by the Company.

AGE: The age of any Owner, Certificate Owner or Annuitant on his/her last birthday. For joint Owners and joint Certificate Owners, all provisions which are based on age are based on the age of the older of the joint Owners or joint Certificate Owners.

ANNUITANT: The natural person on whose life Annuity Payments are based. On or after the Annuity Date, the Annuitant shall also include any joint Annuitant.

ANNUITY DATE: The date on which Annuity Payments begin.

ANNUITY OPTIONS: Options available for Annuity Payments.

ANNUITY PAYMENTS: The series of payments made to the Owner or Certificate Owner or any named payee after the Annuity Date under the Annuity Option selected.

ANNUITY PERIOD: The period of time beginning with the Annuity Date during which Annuity Payments are made.

ANNUITY UNIT: An accounting unit of measure used to calculate the amount of Annuity Payments.

BENEFICIARY The person(s) or entity(ies) who will receive the death benefit payable under a Contract or Certificate.

CERTIFICATE:   The  document  issued  to  a  Certificate  Owner  to  evidence  a
Certificate Owner's Account established under a group Contract.

CERTIFICATE ANNIVERSARY: An anniversary of the Certificate Issue Date.

CERTIFICATE ISSUE DATE: The date a Certificate is issued to a Certificate Owner.

CERTIFICATE OWNER: A person who has established a Certificate Owner's Account under a group Contract.

CERTIFICATE OWNER'S ACCOUNT: A record established for each Certificate Owner to maintain values under a group Contract.

CERTIFICATE VALUE: The dollar value as of any Valuation Period of all amounts in Certificate Owner's Account.

CERTIFICATE WITHDRAWAL VALUE: The Certificate Value less any applicable Premium Tax, less any applicable Certificate Maintenance Charge (see "Charges and Deductions") and plus any Market Value Adjustment which may be positive or negative.

CERTIFICATE YEAR: The first Certificate Year is the annual period which begins on the Certificate Issue Date. Subsequent Certificate Years begin on each anniversary of the Certificate Issue Date.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY:  Great American Reserve Insurance Company.

CONTRACT ANNIVERSARY: An anniversary of the Contract Issue Date.

CONTRACT ISSUE DATE: The later of the date on the cover of the Contract or the date Purchase Payments are received.

CONTRACT VALUE: The dollar value as of any Valuation Period of all amounts in an individual Contract.

CONTRACT WITHDRAWAL VALUE: The Contract Value of an individual Contract less any applicable Premium Tax, less any applicable Contract Maintenance Charge (see "Charges and Deductions") and plus any Market Value Adjustment which may be positive or negative.

CONTRACT YEAR: The first Contract Year is the annual period which begins on the Contract Issue Date. Subsequent Contract Years begin on each anniversary of the Contract Issue Date.

CREDITED INTEREST RATE: The interest rate credited to a Certificate Owner's Account or Contract Value by the Company for any given Guarantee Period in the MVA Account.

EFFECTIVE DATE: The effective date of a Guarantee Period with a Credited Interest Rate.

ELIGIBLE FUND: An investment entity into which assets of the Variable Account will be invested.

FIXED ANNUITY: A series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company.

GENERAL ACCOUNT: The Company's general investment account which contains all the assets of the Company with the exception of the Variable Account and other segregated asset accounts.

GROUP CONTRACT OWNER: The person or entity to which a group Contract is issued.

GUARANTEE PERIOD: The period for which the Credited Interest Rate is credited in the MVA Account. Each deposit or transfer to the MVA Account creates one or more new Guarantee Period(s).

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MARKET  VALUE  ADJUSTMENT:  An  adjustment  to  the  amount  withdrawn  from  or transferred from the MVA Account prior to the end of the applicable Guarantee Period. The adjustment reflects the change in the value of the funds withdrawn or transferred due to the change in the interest rates since the beginning of the Guarantee Period.

MVA ACCOUNT: A separate account which provides investment options where the Company guarantees the rate of interest for a Guarantee Period and where withdrawals or transfers may be subject to a Market Value Adjustment.

NET PURCHASE PAYMENT: A Purchase Payment less any applicable Premium Tax.

NON-QUALIFIED CONTRACTS AND CERTIFICATES: Contracts and Certificates issued under non-qualified plans which are not Qualified Contracts and Certificates.

OWNER: The person or entity entitled to the ownership rights stated in an individual Contract.

PORTFOLIO: A segment of an Eligible Fund which constitutes a separate and distinct class of shares, which may also sometimes be referred to herein as a Fund.

PREMIUM TAX: Any premium taxes incurred to any governmental entity assessed against Purchase Payments, Contract Values or Certificate Values.

PURCHASE PAYMENT: A payment made by or for an Owner or Certificate Owner.

QUALIFIED CONTRACTS AND CERTIFICATES: Contracts and Certificates issued under a retirement plan which receive favorable tax treatment under Sections 403(b) or 408 of the Code.

SUB-ACCOUNT: Variable Account assets are divided into sub-accounts. Assets of each Sub-Account will be invested in shares of an Eligible Fund or a Portfolio of an Eligible Fund.

VALUATION DATE: Each day on which the New York Stock Exchange ("NYSE") is open for business.

VALUATION PERIOD: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT: The Company's variable account designated as Great American Reserve Variable Annuity Account G which provides investment options where the benefits are variable and are not guaranteed as to dollar amount.

WRITTEN REQUEST: A request in writing, in a form satisfactory to the Company, which is received by the Administrative Office.

                                   HIGHLIGHTS

GENERAL
The Contracts and Certificates offered by this Prospectus are combined fixed and variable deferred annuity contracts and certificates issued by Great American Reserve Insurance Company (the "Company"). Pursuant to selections made by the Owner/Certificate Owner, Net Purchase Payments are allocated to a segregated investment account of the Company which has been designated Great American Reserve Variable Annuity Account G (the "Variable Account"), and/or the MVA Account, which is a separate account where the Company guarantees the rate of interest for a specified period and where withdrawals or transfers may be subject to a Market Value Adjustment. Owners/Certificate Owners may invest in up to fifteen (15) Sub-Accounts.

VARIABLE ACCOUNT The Variable Account is divided into Sub-Accounts. The Sub-Accounts invest in the following:

CONSECO SERIES TRUST
   Asset Allocation Portfolio
   Common Stock Portfolio
   Corporate Bond Portfolio
   Government Securities Portfolio
   Money Market Portfolio

THE ALGER AMERICAN FUND
   Alger American Growth Portfolio
   Alger American Leveraged AllCap Portfolio
   Alger American MidCap Growth Portfolio
   Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Income and Growth
   VP International
   VP Value

BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger IPT - 100 Fund
   Berger IPT - Growth and Income Fund
   Berger IPT - Small Company Growth Fund
   Berger/BIAM IPT - International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

DREYFUS STOCK INDEX FUND

DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio
   International Value Portfolio

FEDERATED INSURANCE SERIES
   Federated High Income Bond Fund II
   Federated International Equity Fund II
   Federated Utility Fund II

INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO VIF - High Yield Portfolio
   INVESCO VIF - Industrial Income Portfolio

JANUS ASPEN SERIES
   Aggressive Growth Portfolio
   Growth Portfolio
   Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Equity Portfolio
   Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio

4
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                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
MITCHELL HUTCHINS SERIES TRUST
   Growth and Income Portfolio

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
   Limited Maturity Bond Portfolio
   Partners Portfolio

STRONG OPPORTUNITY FUND II, INC.
   Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
   Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Bond Fund
   Worldwide Emerging Markets Fund
   Worldwide Hard Assets Fund
   Worldwide Real Estate Fund

Owners and Certificate Owners bear the investment risk for all amounts allocated to the Variable Account.


================================================================================
MVA ACCOUNT
The MVA Account offers investment options which pay fixed rates of interest declared by the Company for specified periods (currently, 1 year, 3 years and 5 years) from the date amounts are allocated to the MVA Account. Please contact the Company or the representative from whom this Prospectus was obtained for information as to currently available MVA options.

Such declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the Guarantee Period. However, withdrawals, transfers or annuitization prior to the end of the Guarantee Period may be subject to a Market Value Adjustment. Owners and Certificate Owners bear the risk that amounts reallocated within, or prematurely withdrawn, transferred or annuitized from the MVA Account prior to the end of the respective Guarantee Period could result in the Owner or Certificate Owner receiving less than the Purchase Payments or amounts so allocated.

RIGHT TO EXAMINE PERIOD
The individual Contract or Certificate may be returned to the Company for any reason within ten (10) calendar days, or longer in states where required (thirty
(30) calendar days if purchased by individuals who are 60 years of age or older in California, or twenty (20) calendar days from the date of receipt with respect to the circumstances described in (c) below), after its receipt by the Owner or Certificate Owner ("Right to Examine Period"). It may be returned to the Company at its Administrative Office. When the Contract or Certificate is received by the Company at its Administrative Office, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value or Certificate Value next computed after receipt of the Contract or Certificate by the Company at its Administrative Office except in the following circumstances: (a) where the Contract or Certificate is purchased pursuant to an individual retirement annuity; (b) in those states which require the Company to refund Purchase Payments, less withdrawals; or (c) in the case of Contracts or Certificates which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Purchase Payments, less withdrawals. With respect to the circumstances described in (a),
(b) and (c) above, the Company will refund Purchase Payments, less any withdrawals. The Company has reserved the right, under certain circumstances, to allocate initial Purchase Payments to the Money Market Sub-Account (except those allocated to the MVA Account) until the expiration of the Right to Examine Period. In the event that the Company does so allocate initial Purchase Payments to the Money Market Sub-Account, at the end of the Right to Examine Period, the Contract Value/Certificate Value allocated to the Money Market Sub-Account will be allocated to the Sub-Account(s) selected by the Owner/Certificate Owner. Currently, however, the Company will allocate the initial Purchase Payment directly to the Sub-Account(s) of the Variable Account and/or the MVA Account, as selected by the Owner/Certificate Owner.

CHARGES
   MORTALITY AND EXPENSE RISK CHARGE. Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge from the Variable Account which is equal, on an annual basis, to 1.15% of the average daily net asset value of each Sub-Account of the Variable Account. However, the Company may increase this charge, but it will not exceed 1.25% of the average daily net asset value of the Variable Account. This charge compensates the Company for assuming the mortality and expense risks under the Contracts and Certificates. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Charge.")

   ADMINISTRATIVE CHARGE. Each Valuation Period, the Company deducts an Administrative Charge from the Variable Account which is equal, on an annual basis, to .15% of the average daily net asset value of each Sub-Account of the Variable Account. However, the Company may increase this charge, but it will not exceed .25% of the average daily net asset value of the Variable Account. This charge compensates the Company for costs associated with the administration of the Contracts, Certificates and the Variable Account. (See "Charges and Deductions - Deduction for Administrative Charge.")

   CONTRACT AND CERTIFICATE MAINTENANCE CHARGES. The Company makes a deduction of $30.00 each Contract or Certificate Year. However, during the Accumulation Period if the Contract Value or the Certificate Value on the Contract or Certificate Anniversary is at least $25,000, then no Contract or Certificate Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract or Certificate Anniversary and the Contract Value or the Certificate Value for the Valuation Period during which the total withdrawal is made is less than $25,000, the full Contract or Certificate Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, no Contract or Certificate Maintenance Charge is deducted. (See "Charges and Deductions - Deduction for Contract and Certificate Maintenance Charges.")

   TRANSFER FEE. Under certain circumstances, a Transfer Fee may be assessed when an Owner or Certificate Owner transfers Contract Values or Certificate Values between Sub-Accounts of the

================================================================================
Variable Account or to or from the MVA Account. The Transfer Fee is the lesser of $25 or 2% of the amount transferred. (See "Charges and Deductions - Deduction for Transfer Fee.")

   PREMIUM AND OTHER TAXES. Certain states and other governmental entities impose premium and other taxes based on Purchase Payments received by the Company. It is the Company's current practice to deduct a charge for Premium Taxes from an Owner's Contract Value or a Certificate Owner's Certificate Value, if applicable at the time Annuity Payments begin or from amounts that are withdrawn (although the deduction could be taken from Purchase Payments in the future). (See "Charges and Deductions - Deduction for Premium and Other Taxes.")

TAXES
There is a ten percent (10%) federal income tax penalty that may be applied to the taxable income portion of any distribution from the Contracts and Certificates. However, the penalty is not imposed under certain circumstances. See "Federal Tax Status - Tax Treatment of Withdrawals - Non-Qualified Contracts and Certificates" and "Tax Treatment of Withdrawals - Qualified Contracts and Certificates."

For 403(b) (TSA) Contracts, withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when an Owner/Certificate Owner:
(1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (5) pursuant to a qualified domestic relations order. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value or Certificate Owner's Certificate Value which represents contributions made by the Owner/Certificate Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and only apply to (i) salary reduction contributions made after December 31, 1988; (ii) income attributable to such contributions; and (iii) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Owners/Certificate Owners should consult their own tax counsel or other tax adviser regarding distributions. (See "Federal Tax Status - Tax Sheltered Annuities - Withdrawal Limitations.")

The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investment underlying the contract. The issuance of such guidelines may require the Company to impose limitations on an Owner's or Certificate Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect (see "Federal Tax Status - Diversification").

For a further discussion of the taxation of the Contracts and Certificates, see "Federal Tax Status."

MVA ACCOUNT
Because of certain exemptive and exclusionary provisions, the MVA Account is not registered as an investment company under the Investment Company Act of 1940, as amended.


================================================================================
GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT G
FEE TABLE

OWNER AND CERTIFICATE OWNER TRANSACTION EXPENSES

SALES CHARGE                                               None

TRANSFER FEE (see Note 2 in Notes to Fee Tables and Examples  Section)

No charge for first transfer in a 30 day period during the Accumulation Period And no charge for four transfers per Contract/Certificate Year during the Annuity Period; thereafter a fee of $25 OR 2% of the amount transferred, whichever is less, may be charged.

CONTRACT AND CERTIFICATE MAINTENANCE CHARGES
(see   Note  3  in  Notes  to  Fee   Table  and   Examples   Section)   $30  per
Contract/Certificate Year.

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality and Expense Risk Charge                          1.15%
Administrative Charge                                       .15%
                                                            ----
TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES                     1.30%

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
ELIGIBLE FUND'S ANNUAL EXPENSES
(as a percentage of the average daily net assets of a Portfolio)

                                                                                                                 TOTAL ANNUAL
                                                                                              OTHER EXPENSES      PORTFOLIO
                                                                                              (AFTER EXPENSE      EXPENSES
                                                                                               REIMBURSEMENT   (AFTER EXPENSE
                                                                          MANAGEMENT    12b-1   FOR CERTAIN   REIMBURSEMENT FOR
                                                                             FEES       FEES     PORTFOLIOS)  CERTAIN PORTFOLIOS)
---------------------------------------------------------------------------------------------------------------------------------
CONSECO SERIES TRUST (1)
Asset Allocation Portfolio (2) ......................................        0.55%       --        0.20%            0.75%
Common Stock Portfolio (2) ..........................................        0.60%       --        0.20%            0.80%
Corporate Bond Portfolio ............................................        0.50%       --        0.20%            0.70%
Government Securities Portfolio .....................................        0.50%       --        0.20%            0.70%
Money Market Portfolio (2) ..........................................        0.25%       --        0.20%            0.45%

THE ALGER AMERICAN FUND
Alger American Growth Portfolio .....................................        0.75%       --        0.04%            0.79%
Alger American Leveraged AllCap Portfolio (3) .......................        0.85%       --        0.15%            1.00%
Alger American MidCap Growth Portfolio ..............................        0.80%       --        0.04%            0.84%
Alger American Small Capitalization Portfolio .......................        0.85%       --        0.04%            0.89%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth ..................................................        0.70%       --         0.0%            0.70%
VP International ....................................................        1.50%       --         0.0%            1.50%
VP Value ............................................................        1.00%       --         0.0%            1.00%

BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT--100 Fund (4) .............................................       0.00%       --        1.00%            1.00%
Berger IPT--Growth and Income Fund (4) ...............................       0.00%       --        1.00%            1.00%
Berger IPT--Small Company Growth Fund (4) ............................       0.00%       --        1.15%            1.15%
Berger/BIAM IPT--International Fund (4) ..............................       0.00%       --        1.20%            1.20%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC....................        0.75%       --        0.07%            0.82%

DREYFUS STOCK INDEX FUND ............................................        0.25%       --        0.03%            0.28%

DREYFUS VARIABLE INVESTMENT FUND
Disciplined Stock Portfolio .........................................        0.75%       --        0.27%            1.02%
International Value Portfolio .......................................        1.00%       --        0.42%            1.42%

FEDERATED INSURANCE SERIES
Federated High Income Bond Fund II (5) ..............................        0.51%       --        0.29%            0.80%
Federated International Equity Fund II (5) ..........................        0.02%       --        1.21%            1.23%
Federated Utility Fund II (5) .......................................        0.48%       --        0.37%            0.85%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-- High Yield Portfolio (6) ..............................        0.60%       --        0.27%            0.87%
INVESCO VIF-- Industrial Income Portfolio (6) .......................        0.75%       --        0.20%            0.95%

JANUS ASPEN SERIES
Aggressive Growth Portfolio (7) .....................................        0.73%       --        0.03%            0.76%
Growth Portfolio (7) ................................................        0.65%       --        0.05%            0.70%
Worldwide Growth Portfolio (7) ......................................        0.66%       --        0.08%            0.74%

LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity Portfolio (8) ..............................        0.75%     0.25%       0.50%            1.50%
Lazard Retirement Small Cap Portfolio (8) ...........................        0.75%     0.25%       0.50%            1.50%

LORD ABBETT SERIES FUND, INC.
Growth and Income Portfolio (9) .....................................        0.50%     0.15%       0.02%            0.67%

MITCHELL HUTCHINS SERIES TRUST
Growth and Income Portfolio .........................................        0.70%       --        0.88%            1.58%

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST (10)
Limited Maturity Bond Portfolio .....................................        0.65%       --        0.12%            0.77%
Partners Portfolio ..................................................        0.80%       --        0.06%            0.86%

STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II .................................................        1.00%       --        0.15%            1.15%

STRONG VARIABLE INSURANCE FUNDS, INC.
Growth Fund II (11) .................................................        1.00%       --        0.20%            1.20%

VAN ECK WORLDWIDE INSURANCE TRUST (12)
Worldwide Bond Fund .................................................        1.00%       --        0.12%            1.12%
Worldwide Emerging Markets Fund .....................................        1.00%       --       (0.20%)           0.80%
Worldwide Hard Assets Fund ..........................................        1.00%       --        0.17%            1.17%
Worldwide Real Estate Fund ..........................................        0.00%       --        1.00%            1.00%

================================================================================
   (1) Conseco Capital Management, Inc., the investment adviser of Conseco Series Trust, has voluntarily agreed to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each listed Portfolio, as long as such reimbursement would not result in a Portfolio's inability to qualify as a regulated investment company under the Code: 0.75% for the Asset Allocation Portfolio; 0.80% for the Common Stock Portfolio; 0.70% for the Corporate Bond Portfolio and Government Securities Portfolio; and 0.45% for the Money Market Portfolio. The total percentages in the above table is after reimbursement. In the absence of expense reimbursement, the total fees and expenses in 1997 would have totaled: 0.84% for the Asset Allocation Portfolio; 0.80% for the Common Stock Portfolio; 0.77% for the Corporate Bond Portfolio; 0.92% for the Government Securities Portfolio; and 0.52% for the Money Market Portfolio.

   (2) Conseco Capital Management, Inc., since January 1, 1993, has voluntarily waived its management fees in excess of the annual rates set forth above. Absent such fee waivers, the management fees would be: .65% for the Asset Allocation Portfolio; .65% for the Common Stock Portfolio; and .50% for the Money Market Portfolio.

   (3) The Alger American Leveraged AllCap Portfolio's "Other Expenses" includes .04% of interest expense.

   (4) The Funds' investment advisers have voluntarily agreed to waive their advisory fee and have voluntarily reimbursed the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT--100 Fund and the Berger IPT--Growth and Income Fund exceed 1.00%, the normal operating expenses in any fiscal year of the Berger IPT--Small Company Growth Fund exceed 1.15%, and the normal operating expenses of the Berger/BIAM IPT--International Fund exceed 1.20% of the respective Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Management Fee for the Berger IPT--100 Fund, Berger IPT--Growth and Income Fund, the Berger IPT--Small Company Growth Fund and the Berger/BIAM IPT -- International Fund would have been .75%, .75%, .90%, and .90% respectively, and their Total Annual Portfolio Expenses would have been 9.18%, 9.62%, 5.81% and 3.83%, respectively.

   (5) In the absence of a voluntary waiver by Federated Advisers, the Funds' investment adviser, the Management Fee and Total Annual Portfolio Expenses would have been 0.60% and .89%, respectively, for High Income Bond Fund II and 0.75% and 1.12%, respectively, for Utility Fund II. Absent a voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses by Federated Advisers, the Management Fee and Total Annual Portfolio Expenses for International Equity Fund II would have been 1.00% and 2.21%, respectively.

   (6) Certain expenses are being absorbed voluntarily by the investment adviser and sub-adviser. Total expenses (after expenses were absorbed but before any expense offset arrangement) of the INVESCO VIF -- High Yield Portfolio and INVESCO VIF -- Industrial Income Portfolio for the year ended December 31, 1997 amounted to 0.83% and 0.91%, respectively, of each Portfolio's average net assets. In the absence of such voluntary expense limitation, the total operating expenses of the INVESCO VIF -- High Yield Portfolio and INVESCO VIF -- Industrial Income Portfolio for the fiscal period ended December 31, 1997 would have been 0.94% and 0.97%, respectively, of each Portfolio's average net assets.

   It should be noted that the Portfolio's actual expenses were lower than the figures shown because the Portfolio's custodian fees and pricing expenses were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangements, the figures shown above do not reflect these reductions.

   (7) The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation, the investment adviser of the Janus Aspen Series. Without such waivers or reductions, the total fees and expenses in 1997 would have totaled: 0.78% for Aggressive Growth; 0.78% for Growth; and 0.81% for Worldwide Growth.

   (8) Lazard Asset Management, the Fund's investment adviser, has voluntarily agreed to reimburse all expenses, including management fees, in excess of 1.50% of the average annual net assets of the Portfolio.

   (9) The Growth and Income Portfolio of Lord Abbett Series Fund, Inc. has a 12b-1 plan which provides for payments to Lord, Abbett & Co. for remittance to a life insurance company for certain distribution expenses (see the Fund Prospectus). The 12b-1 plan provides that such remittances, in the aggregate, will not exceed .15%, on an annual basis, of the daily net asset value of shares of the Growth and Income Portfolio. For the year ending December 31, 1998, the 12b-1 fees are estimated to be .15%. The examples below for this Portfolio reflect the estimated 12b-1 fees.

   (10) Neuberger & Berman Advisers Management Trust is divided into portfolios (Portfolios), each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fees" include the total of the administration fees paid by the Portfolio and the management fees paid by its corresponding series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series.

   (11) Strong Capital Management, Inc., the investment adviser of the Strong Growth Fund II, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

   (12) All figures are annualized. Expenses of the Worldwide Real Estate Fund, which commenced operation in June 1997, are being assumed by the Fund's investment adviser. Without such assumption, Worldwide Real Estate Fund's Management Fee would be 1.00%, Other Expenses would be 3.88% and Total Expenses would be 4.88%. Other Expenses of Worldwide Real Estate Fund are an estimate which assumes $80 million in average daily net assets, and may be greater or less than those shown. Prior to April 30, 1997, Worldwide Hard Assets Fund was named Gold and Natural Resources Fund. Other Expenses of Worldwide Hard Assets Fund are net of soft dollar credits. Without such credits, Other Expenses would have been 0.18% and Total Annual Portfolio Expenses would have been 1.18%. Other Expenses of Worldwide Emerging Markets Fund are net of the reduction of the Fund's operating fees in connection with a fee arrangement, based on cash balances left on deposit with the custodian, and net of the waiver or assumption by the Fund's investment adviser of certain fees and expenses. Without such fee arrangement and, to a lesser extent, the waiver/assumption, Other Expenses would have been 0.34% and Total Expenses would have been 1.34%. The Fund's investment adviser is no longer waiving or assuming fees and expenses.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
EXAMPLES (See Note 4 below)
   Owner/Certificate Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets regardless of whether the Contract/Certificate is surrendered at the end of each time period or if the Contract/Certificate is annuitized.


                                               1 YEAR      3 YEARS
===================================================================

CONSECO SERIES TRUST
  Asset Allocation Portfolio                     $21         $66
  Common Stock Portfolio                         $22         $67
  Corporate Bond Portfolio                       $21         $64
  Government Securities Portfolio                $21         $64
  Money Market Portfolio                         $18         $57

THE ALGER AMERICAN FUND
  Alger American Growth Portfolio                $22         $67
  Alger American Leveraged AllCap Portfolio      $24         $73
  Alger American MidCap Growth Portfolio         $22         $68
  Alger American Small Capitalization Portfolio  $23         $70

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
  VP Income & Growth                             $21         $64
  VP International                               $29         $88
  VP Value                                       $24         $73

BERGER INSTITUTIONAL PRODUCTS TRUST
  Berger IPT-- 100 Fund                          $24         $73
  Berger IPT-- Growth and Income Fund            $24         $73
  Berger IPT-- Small Company Growth Fund         $25         $78
  Berger/BIAM IPT-- International Fund           $26         $79

THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.                                $22         $68

DREYFUS STOCK INDEX FUND                         $17         $51

DREYFUS VARIABLE INVESTMENT FUND
  Disciplined Stock Portfolio                    $24         $74
  International Value Portfolio                  $28         $86

FEDERATED INSURANCE SERIES
  Federated International Equity Fund II         $22         $67
  Federated High Income Bond Fund II             $26         $80
  Federated Utility Fund II                      $22         $69

INVESCO VARIABLE INVESTMENT
FUNDS, INC.
  INVESCO VIF-- High Yield Portfolio             $22         $69
  INVESCO VIF-- Industrial Income Portfolio      $23         $72

JANUS ASPEN SERIES
  Aggressive Growth Portfolio                    $21         $66
  Growth Portfolio                               $21         $64
  Worldwide Growth Portfolio                     $21         $65

LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Equity Portfolio             $29         $88
  Lazard Retirement Small Cap Portfolio          $29         $88

LORD ABBETT SERIES FUND, INC.
  Growth & Income Portfolio                      $20         $63

MITCHELL HUTCHINS SERIES TRUST
  Growth and Income Portfolio                    $30         $90

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
  Limited Maturity Bond Portfolio                $21         $66
  Partners Portfolio                             $22         $69

STRONG OPPORTUNITY FUND II, INC.
  Opportunity Fund II                            $25         $78

STRONG VARIABLE INSURANCE
FUNDS, INC.
  Growth Fund II                                 $26         $79

VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund                            $25         $77
  Worldwide Emerging Markets Fund                $22         $67
  Worldwide Hard Assets Fund                     $25         $78
  Worldwide Real Estate Fund                     $24         $73

THE ANNUAL EXPENSES OF THE ELIGIBLE FUNDS AND THE EXAMPLES ARE BASED ON DATA PROVIDED BY THE RESPECTIVE ELIGIBLE FUNDS. THE COMPANY HAS NOT INDEPENDENTLY VERIFIED SUCH DATA.


================================================================================
NOTES TO FEE TABLE AND EXAMPLES
   1. The Fee Table is provided to assist Owners and Certificate Owners in understanding the various costs and expenses that they will bear directly or indirectly. The Fee Table reflects expenses of both the Variable Account and the Eligible Funds. For more complete descriptions of the various costs and expenses involved, see "Charges and Deductions" in this Prospectus and the prospectuses for the Eligible Funds. Premium Taxes may also be applicable, although they do not appear in this table.

   2. Any transfers made pursuant to an approved Dollar Cost Averaging Program and/or Rebalancing Program will not be counted in determining the application of the Transfer Fee. All reallocations on the same day count as one transfer.

   3. During the Accumulation Period, if the Owner's Contract Value or the Certificate Owner's Certificate Value on the Contract or Certificate Anniversary is at least $25,000, then no Contract or Certificate Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract or Certificate Anniversary and the Contract Value/Certificate Value for the Valuation Period during which the total withdrawal is made is less than $25,000, the full Contract or Certificate Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, no Contract or Certificate Maintenance Charges are deducted. (See "Charges and Deductions.")

   4. The Examples assume an estimated $40,000 Contract Value or Certificate Value so that the Contract and Certificate Maintenance Charges per $1,000 of net asset value in the Variable Account is $.75. Such charge would be higher for smaller values and lower for higher values.

THE COMPANY
   Great American Reserve Insurance Company (the "Company" or "Great American Reserve") was originally organized in 1937. It is principally engaged in the life insurance business in 49 states and the District of Columbia. Great American Reserve is a stock company organized under the laws of the state of Texas and is an indirect wholly-owned subsidiary of Conseco, Inc. ("Conseco"). The operations of Great American Reserve are handled by Conseco. Conseco is a publicly owned financial services organization headquartered in Carmel, Indiana. Through its subsidiaries, Conseco is one of the nation's leading providers of supplemental health insurance, retirement annuities and universal life insurance.

================================================================================
   All inquiries regarding Accounts, the Contracts/Certificates, or any related matter should be directed to the Company's Variable Annuity Department at the address and telephone number shown on the cover page of this Prospectus. The financial statements of the Company included in this Prospectus should be considered only as bearing upon the ability of the Company to meet the obligations under the Contracts and Certificates. Neither the assets of Conseco nor those of any company in the Conseco group of companies other than the Company support these obligations. As of December 31, 1997, the Company had total assets of $2.8 billion and total shareholder's equity of $.4 billion. The Company does not guarantee the investment performance of the Variable Account investment options.

   For further information about the Company, see "Additional Information About the Company."

THE SEPARATE ACCOUNTS
   The Board of Directors of the Company adopted resolutions to establish segregated asset accounts pursuant to Texas insurance law on January 18, 1996. One segregated asset account has been designated Great American Reserve Variable Annuity Account G (the "Variable Account"). The other separate account has been designated Great American Reserve Market Value Adjustment Account (the "MVA Account") (collectively, the "Separate Accounts"). The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   The assets of the Separate Accounts are the property of the Company. However, the assets of the Separate Accounts, equal to the reserves and other contract liabilities with respect to the Separate Accounts, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts and Certificates, credited to or charged against the Separate Accounts without regard to other income, gains or losses of the Company. The Company's
obligations   arising  under  the  Contracts   and   Certificates   are  general
obligations.

   The Separate Accounts meet the definition of a "separate account" under federal securities laws.

   The Variable Account is divided into Sub-Accounts. Each Sub-Account invests in one Portfolio of an Eligible Fund.

ELIGIBLE FUNDS
   The Variable Account invests in the shares of the Eligible Funds as described below. The descriptions below contain a short discussion of the investment objective(s). See Appendix A in this Prospectus and the prospectuses for the Eligible Funds for further information.

   There is no assurance that the investment objective of any of the Portfolios will be met. Owners and Certificate Owners bear the complete investment risk for Purchase Payments allocated to a Portfolio. Contract Values and Certificate Values will fluctuate in accordance with the investment performance of the Portfolios to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts and Certificates.

   DETAILED   INFORMATION   ABOUT  THE  ELIGIBLE   FUNDS  IS  CONTAINED  IN  THE
ACCOMPANYING CURRENT PROSPECTUSES OF THE ELIGIBLE FUNDS. AN INVESTOR SHOULD CAREFULLY READ THIS PROSPECTUS AND THE PROSPECTUSES OF THE ELIGIBLE FUNDS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE VARIABLE ACCOUNT.

CONSECO SERIES TRUST
   ASSET ALLOCATION PORTFOLIO seeks a high total investment return, consistent with the preservation of capital and prudent investment risk. The Portfolio seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes including debt securities, equity securities, and money market instruments.

   COMMON STOCK PORTFOLIO seeks to provide a high total return consistent with preservation of capital and a prudent level of risk primarily by investing in selected equity securities having the investment characteristics of common stocks.

   CORPORATE  BOND  PORTFOLIO  seeks to  provide as high a level of income as is
consistent  with  preservation  of  capital  by  investing   primarily  in  debt
securities.

   GOVERNMENT SECURITIES PORTFOLIO seeks safety of capital, liquidity and current income by investing primarily in securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government, including mortgage-related securities.

   MONEY MARKET PORTFOLIO seeks current income consistent with stability of capital and liquidity. AN INVESTMENT IN THIS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE ALGER AMERICAN FUND
   ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities. The Portfolio may engage in leveraging (up to 33 1/3% of its assets) and options and futures transactions, which are deemed to be speculative and which may cause the portfolio's net asset value to fluctuate.

   ALGER AMERICAN MIDCAP GROWTH PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly.

   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP INCOME AND GROWTH FUND seeks dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

   VP INTERNATIONAL FUND seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers in developed markets.

   VP VALUE FUND seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its objective by investing in securities that management believes to be undervalued at the time of purchase.

BERGER INSTITUTIONAL PRODUCTS TRUST
   BERGER IPT -- 100 FUND seeks long-term capital appreciation by investing primarily in common stocks of established companies which the fund's adviser believes offer favorable growth prospects. Current income is not an investment objective.

   BERGER IPT -- GROWTH AND INCOME FUND seeks capital appreciation and secondarily a moderate level of current income by investing primarily in common stocks and other securities, such as convertible securities or preferred stocks, which the fund's adviser believes offer favorable growth prospects and are expected to also provide current income.

   BERGER IPT -- SMALL COMPANY GROWTH FUND seeks capital appreciation by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.

   BERGER/BIAM IPT -- INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in common stocks of well established companies located outside the United States. The fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. seeks to provide capital growth through equity investment in companies that, in the opinion of the fund's management, not only meet traditional investment standards but also show evidence that they conduct business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

DREYFUS STOCK INDEX FUND
   DREYFUS STOCK INDEX FUND seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index. The Fund is neither sponsored by nor affiliated with the Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND
   DISCIPLINED STOCK PORTFOLIO seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Portfolios will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

   FEDERATED INTERNATIONAL VALUE PORTFOLIO seeks long-term capital growth by investing primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by the adviser to the Portfolio.

FEDERATED INSURANCE SERIES
   FEDERATED HIGH INCOME BOND FUND II seeks to provide high current income by investing at least 65 percent of its assets in lower rated fixed income corporate debt obligations. Capital growth will be considered, but only when consistent with the investment objective of high current income. The fixed income securities in which the fund will primarily invest are commonly referred to as "junk bonds."

   FEDERATED INTERNATIONAL EQUITY FUND II seeks to obtain a total return on its assets by investing at least 65% of its assets (and under normal market conditions substantially all of its assets) in equity securities of issuers in at least three different countries outside of the United States.

   FEDERATED UTILITY FUND II seeks to provide high current income and moderate capital appreciation by investing at least 65 percent of its assets (under normal conditions) in equity and debt securities of utility companies.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO VIF -- HIGH YIELD PORTFOLIO seeks a high level of current income by investing substantially all of its assets in lower rated bonds and other debt securities and in preferred stock.

   INVESCO VIF -- INDUSTRIAL INCOME PORTFOLIO seeks the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The portfolio normally invests at least 65% of its total assets in dividend-paying common stocks.

JANUS ASPEN SERIES
   AGGRESSIVE  GROWTH  PORTFOLIO seeks long-term  growth of capital by investing
primarily  in  common  stocks,   with  an  emphasis  on  securities   issued  by
medium-sized companies.

   GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

   WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

LAZARD RETIREMENT SERIES, INC.
   LAZARD RETIREMENT EQUITY PORTFOLIO seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that the investment manager considers inexpensively priced relative to the return on total capital or equity.

   LAZARD RETIREMENT SMALL CAP PORTFOLIO seeks capital appreciation by investing primarily in equity securities of companies with market capitalizations under $1 billion that the investment manager considers inexpensively priced relative to the return on the total capital or equity.

================================================================================
LORD ABBETT SERIES FUND, INC.
   GROWTH AND INCOME  PORTFOLIO  seeks  long-term  growth of capital  and income without excessive fluctuation in market value. The Portfolio will invest in securities which are selling at reasonable prices in relation to value. The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation.

MITCHELL HUTCHINS SERIES TRUST
   GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. Under normal circumstances, the Portfolio invests at least 65% of total assets in dividend-paying equity securities (common and preferred stocks) believed by the adviser to have the potential for rapid earnings growth.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
   LIMITED MATURITY BOND PORTFOLIO seeks the highest current income consistent with low risk to principal and liquidity, and, secondarily, total return by investing all of its net investable assets in another fund, AMT Limited Maturity Bond Investments, which has investment objectives, policies, and limitations that are identical to those of the Limited Maturity Bond Portfolio. AMT Limited Maturity Bond Investments seeks to achieve its investment objective by investing in short to intermediate-term debt securities, primarily of investment grade.

   PARTNERS  PORTFOLIO  seeks  capital  growth  by  investing  all  of  its  net investable assets in another fund, AMT Partners Investments, which has investment objectives, policies and limitations that are identical to those of the Partners Portfolio. AMT Partners Investments seeks to achieve its investment objective by investing in common stocks and other equity securities of medium to large capitalization established companies.

STRONG OPPORTUNITY FUND II, INC.
   OPPORTUNITY FUND II seeks capital growth by investing primarily in equity securities and currently emphasizes investments in medium-sized companies which the fund's investment adviser believes are under-researched and attractively valued. The fund will invest at least 80% of its net assets in equity securities, including common stocks (which must constitute at least 65% of its total assets), preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

STRONG VARIABLE INSURANCE FUNDS, INC.
   GROWTH FUND II seeks capital growth by investing primarily in equity securities that the fund's investment adviser believes have above-average growth prospects. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

VAN ECK WORLDWIDE INSURANCE TRUST
   WORLDWIDE BOND FUND seeks high total return through a flexible policy of investing globally, primarily in debt securities. The Fund may emphasize either component of total return (current income and capital appreciation).

   WORLDWIDE EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The fund emphasizes countries that, compared to the world's major economies, exhibit relatively low gross national product per capita as well as the potential for rapid economic growth.

   WORLDWIDE HARD ASSETS FUND seeks long-term capital appreciation by investing globally, primarily in equity securities of "hard asset" companies, and securities whose value is linked to the price of a "hard asset" commodity or commodity index. "Hard Asset" companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemicals, and other hydrocarbons; forest products; real estate; and other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. INCOME IS A SECONDARY CONSIDERATION.

   WORLDWIDE REAL ESTATE FUND seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

VOTING RIGHTS
   In accordance with its view of present applicable law, the Company will vote the shares of the Eligible Funds held in the Variable Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Variable Account attributable to that option. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. None of the Eligible Funds hold regular meetings of shareholders.

   The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company. Voting instructions will be solicited by written communication prior to the meeting.

SUBSTITUTION OF SECURITIES
   If the shares of an Eligible Fund (or any Portfolio within an Eligible Fund or any other Eligible Fund or Portfolio), are no longer available for investment by the Variable Account or, if in the judgment of the Company's Board of Directors, further investment in the shares should become inappropriate in view of the purpose of the Contracts or Certificates, the Company may limit further purchase of such shares or may substitute shares of another Eligible Fund or Portfolio for shares already purchased under the Contracts and Certificates. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

   Shares of the Eligible Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. In addition, certain Eligible Funds offer their shares to qualified pension and retirement plans ("Qualified Plans"). The Eligible Funds do not foresee any disadvantage to Owners or Certificate Owners arising out of the fact that the Eligible Funds offer their shares for products offered by life insurance companies which are not affiliated (or with respect to certain Eligible Funds that may offer their shares to Qualified Plans). Nevertheless, the Boards of Trustees or Boards of Directors, as applicable, of the Eligible Funds intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts (or Qualified Plans) might withdraw its investments in an Eligible Fund. An irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect such Portfolio's net asset value per share.

THE MVA ACCOUNT
   In addition to the Sub-Accounts of the Variable Account, Owners/Certificate Owners may also allocate Net Purchase Payments or transfer values to the MVA Account, which is a separate account where the Company guarantees the rate of interest for a specified period.

   Net Purchase Payments may be allocated to one or more of the MVA Account Guarantee Period options. Currently, the Company offers three MVA Account Guarantee Periods -- 1 year, 3 years and 5 years. In addition, during the Accumulation Period, Contract Values and Certificate Values can be transferred from the Variable Account to one or more of the MVA Account Guarantee Period options. There will be an initial Credited Interest Rate for the initial Guarantee Period of the MVA Account. After the initial Guarantee Period, the Credited Interest Rate for any subsequent Guarantee Period of the MVA Account may change. All interest payable under a Contract or Certificate is compounded daily at the stated effective annual interest rate. In no event will the Credited Interest Rate be less than the minimum guaranteed interest rate, prior to the application of the Market Value Adjustment.

   During the thirty (30) days prior to the end of a current Guarantee Period, the Owner or Certificate Owner may, by Written Request or pursuant to a telephone transfer authorization, elect to renew for the same or any other Guarantee Period then available at the then Credited Interest Rate or may elect to transfer all or a portion of the amount to the Variable Account. Any transfer elected during the thirty (30) days prior to the end of a current Guarantee Period will be made as of the date the request is received by the Company and will not be subject to the Market Value Adjustment.

   If the Owner or Certificate Owner does not specify a Guarantee Period at the time of renewal, the Company will select and transfer to the same Guarantee Period as has just expired, so long as such Guarantee Period does not extend beyond the latest Annuity Date that can be selected by an Owner or Certificate Owner. If such Guarantee Period does extend beyond the latest Annuity Date, the Company will choose the one year period. If there is no Guarantee Period for the same period available, the one year period will be selected. If the one year period is no longer available, the next longest period available will be selected.

   The Owner or Certificate Owner may elect one or more Guarantee Periods subject to the Company's underwriting rules. Multiple Guarantee Periods are treated separately for purposes of applying the Market Value Adjustment. The Company reserves the right to credit different Credited Interest Rates to the Contract Value/Certificate Value attributable to:
   1. different Guarantee Periods; and
   2. Guarantee Periods of the same duration with different Effective Dates.

   The Owner or Certificate Owner may upon Written Request or pursuant to a telephone transfer authorization change to any Guarantee Period then being offered by the Company with respect to contracts and certificates of this type and class. The Market Value Adjustment will apply to a change made at any time other than at the end of a Guarantee Period. The Market Value Adjustment will not apply to a change made at the end of a Guarantee Period if a Written Request or a telephone transfer authorization is received by the Company within thirty
(30) days prior to the end of the Guarantee Period. The Market Value Adjustment will be an addition to or deduction from the remaining amount of Contract Value or Certificate Value except in the case of a full surrender in which case the Market Value Adjustment will be an addition to or deduction from the amount surrendered.

   Any amount withdrawn, transferred or annuitized prior to the end of that Guarantee Period may be subject to a Market Value Adjustment. Owners and Certificate Owners bear the risk that amounts reallocated within, or prematurely withdrawn, transferred or annuitized from the MVA Account prior to the end of their respective Guarantee Period could result in the Owner or Certificate Owner receiving less than the Purchase Payments or amounts so allocated. The Market Value Adjustment will be calculated by multiplying the amount withdrawn, transferred or annuitized by the formula set forth below.

   There will be no Market Value Adjustment on withdrawals from the MVA Account in the following situations: (1) payment of a death benefit under the Contract or Certificate; (2) amounts withdrawn to pay fees or charges; (3) amounts withdrawn or transferred from the MVA Account within 30 days prior to the end of the Guarantee Period; (4) if an Owner/Certificate Owner annuitizes his/her Contract/Certificate under an Annuity Option providing for at least 60 monthly Annuity Payments; and (5) withdrawals once each Contract or Certificate Year, after the first year in such Guarantee Period, of up to a total of 10% of the value of each Guarantee Period. See Appendix B for examples of the application of the Market Value Adjustment.

   The Market Value Adjustment factor is equal to:
      [( 1 + A )N/365] - 1
      ---------------
         ( 1 + B )

   where:   A =   the U.S.  Treasury  rate in  effect  at the  beginning  of the
                  Guarantee  Period  for  the  length  of the  Guarantee  Period selected.
            B =   the current U.S. Treasury rate as of the transaction date plus
                  .005.  Treasury  rate period is determined by N/365 rounded to the next highest year.
            N =   Number of days remaining in the MVA Guarantee Period.

If the Treasury rate is not available for the period, the rate will be arrived at by interpolation.

   WITHDRAWALS, TRANSFERS OR ANNUITIZATION OF AMOUNTS FROM A GUARANTEE PERIOD OF THE MARKET VALUE ADJUSTMENT ACCOUNT PRIOR TO THE END OF THAT GUARANTEE PERIOD MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY BE POSITIVE OR NEGATIVE AND MAY RESULT IN THE OWNER OR CERTIFICATE OWNER RECEIVING LESS THAN HIS OR HER PURCHASE PAYMENT OR CONTRACT VALUE OR CERTIFICATE VALUE ALLOCATED TO THE MVA ACCOUNT.

================================================================================
CHARGES AND DEDUCTIONS
   Various charges and deductions are made from Owner's Contract Value and Certificate Owner's Certificate Value, the Variable Account and the MVA Account. These charges and deductions are:

DEDUCTION FOR MORTALITY AND EXPENSE RISK CHARGE
   Each Valuation Period, the Company deducts a mortality and expense risk charge from the Variable Account which is equal, on an annual basis, to 1.15% of the average daily net asset value of each Sub-Account of the Variable Account ("Mortality and Expense Risk Charge"). The Company may increase this charge, but it will not exceed 1.25% of the average daily net asset value of the Variable Account. In the event of an increase, the Company will give Owners and Certificate Owners 90 days prior notice of the increase. The mortality risks assumed by the Company arise from its contractual obligation to make Annuity Payments after the Annuity Date (determined in accordance with the Annuity Option chosen by the Owner/Certificate Owner) regardless of how long all Annuitants live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than that anticipated in the mortality tables, will have any adverse effect on the Annuity Payments the Annuitant will receive under the Contract/Certificate. Further, the Company bears a mortality risk in that it guarantees the annuity purchase rates for the Annuity Options under the Contracts and Certificates. Also, the Company bears a mortality risk with respect to the death benefit. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts and Certificates, including Contract and Certificate maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Contract and Certificate Maintenance Charges and the Administrative Charge (see below).

DEDUCTION FOR ADMINISTRATIVE CHARGE
   Each Valuation Period, the Company deducts an administrative charge from the Variable Account which is equal, on an annual basis, to .15% of the average daily net asset value of each Sub-Account of the Variable Account ("Administrative Charge"). However, the Company may increase this charge, but it will not exceed .25% of the average daily net asset value of the Variable Account. The Company will give Owners/Certificate Owners 90 days notice before any increase is implemented. This charge, together with the Contract and Certificate Maintenance Charges (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts, Certificates and the Variable Account. These expenses include but are not limited to: preparation of the Contracts and Certificates, confirmations, annual reports and statements, maintenance of Owner and Certificate Owner records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner and Certificate Owner servicing and all accounting, valuation, regulatory and reporting requirements.

DEDUCTION FOR CONTRACT AND CERTIFICATE MAINTENANCE CHARGES
   During the Accumulation Period, on each Contract or Certificate Anniversary, the Company deducts a contract or certificate maintenance charge ("Contract
Maintenance Charge" or "Certificate Maintenance Charge") from the Contract Value/Certificate Value by reducing the Contract Value/Certificate Value in the MVA Account and by canceling Accumulation Units from each applicable Sub-Account of the Variable Account to reimburse it for expenses relating to the maintenance of the Contracts and Certificates. The Company makes a deduction of $30.00 each Contract or Certificate Year. However, during the Accumulation Period if the Contract Value/Certificate Value on the Contract or Certificate Anniversary is at least $25,000, then no Contract or Certificate Maintenance Charges are deducted. If a total withdrawal is made on other than a Contract or Certificate Anniversary and the Contract Value/Certificate Value for the Valuation Period during which the total withdrawal is made is less than $25,000, the full Contract or Certificate Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, no Contract or Certificate Maintenance Charge is deducted. The Contract and Certificate Maintenance Charges will be deducted from the Sub-Account or MVA Account with the largest balance.

DEDUCTION FOR TRANSFER FEE
   An Owner/Certificate Owner may transfer all or part of the Owner's/Certificate Owner's interest in a Sub-Account or the MVA Account (subject to the MVA Account provisions) after the expiration of any Right to Examine Period, without the imposition of any fee or charge if there have been no more than the number of free transfers made. An Owner/Certificate Owner may make one transfer every 30 days without the imposition of the transfer fee during the Accumulation Period and may make four transfers per Contract/Certificate Year during the Annuity Period without the imposition of the transfer fee. The transfer fee is the lesser of $25 or 2% of the amount transferred ("Transfer Fee"). The Transfer Fee is deducted from the Account which is the source of the transfer. However, if the Owner's/Certificate Owner's entire interest in an Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If there are multiple source Accounts, the Transfer Fee will be allocated to the Sub-Account or MVA Account with the largest balance involved in the transfer transaction. A transfer made at the end of the Right to Examine Period from the Money Market Sub-Account will not count in determining the application of the Transfer Fee. If the Owner/Certificate Owner is participating in an approved Dollar Cost Averaging Program or Rebalancing Program, such transfers are not counted toward the number of transfers for the year and are not taken into account in determining any Transfer Fee. All reallocations made on the same day count as one transfer for purposes of determining the Transfer Fee.

DEDUCTION FOR PREMIUM AND OTHER TAXES
   Any taxes, including any Premium Taxes, paid to any governmental entity relating to the Contracts and Certificates may be deducted from Purchase
Payments or Contract Values or Certificate Owner's Certificate Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, at its sole discretion, pay taxes when due and deduct that amount from the Contract Value or Certificate Owner's Certificate Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. The Company's current practice is to deduct such taxes from an Owner's Contract Value/Certificate Owner's Certificate Value at the
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                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
time Annuity Payments begin or from amounts that are withdrawn. Premium Taxes currently range from 0% to 3.5%.

   While the Company is not currently maintaining a provision for federal income taxes with respect to the Variable Account, the Company has reserved the right to establish a provision for the deduction of income taxes from the Variable Account if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account.

   The Company will deduct any withholding taxes required by applicable law. (See "Federal Tax Status -- Income Tax Withholding.")

DEDUCTION FOR EXPENSES OF THE ELIGIBLE FUNDS
   There are other deductions from and expenses (including management fees paid to the advisers) paid out of the assets of the Eligible Funds which are described in the prospectuses for the Eligible Funds.

THE CONTRACTS AND CERTIFICATES
OWNER/CERTIFICATE OWNER
   The Owner/Certificate Owner has all interest and rights to amounts held in his or her Contract/Certificate. The Owner/Certificate Owner is the person designated as such on the Contract Issue Date/Certificate Issue Date, unless changed.

   The Owner/Certificate Owner may change owners of the Contract/Certificate at any time by Written Request. A change of Owner/Certificate Owner will automatically revoke any prior designation of Owner/Certificate Owner. The change will become effective as of the date the Written Request is signed. The Company will not be liable for any payment made or action taken before it records the change.

JOINT OWNERS/JOINT CERTIFICATE OWNERS
   The Contract can be owned by joint Owners. A Certificate may be owned by joint Certificate Owners. If joint Owners/joint Certificate Owners are named, any joint Owner/joint Certificate Owner must be the spouse of the other Owner/joint Certificate Owner. Upon the death of either Owner/ Certificate Owner, the surviving joint Owner/surviving joint Certificate Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated in a written request.

GROUP CONTRACT OWNER
   The Group Contract Owner has title to the group Contract. The group Contract and any amounts accumulated thereunder are not subject to the claims of the Group Contract Owner nor any of its creditors. The Group Contract Owner may transfer ownership of the group Contract. Any transfer of ownership terminates the interest of any existing Group Contract Owner. It does not change the rights of any Certificate Owners.

ANNUITANT
   The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Owner/Certificate Owner at the Contract Issue Date/Certificate Issue Date, unless changed prior to the Annuity Date. The Owner/Certificate Owner may not change the Annuitant except in the event that the Annuitant dies prior to the Annuity Date. If no new Annuitant is designated by the Owner/Certificate Owner within 30 days, the Owner/Certificate Owner becomes the Annuitant. The Annuitant may not be changed in a Contract/Certificate which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect. A Written Request specifying the change of Annuitant must be provided to the Administrative Office.

ASSIGNMENT
   A written request specifying the terms of an assignment of the Contract or Certificate must be provided to the Administrative Office. The Company will not be liable for any payment made or action taken before it records the assignment.

   The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

   If the Contract or Certificate is assigned, the Owner's or Certificate Owner's rights may only be exercised with the consent of the assignee of record.

   If the Contract or Certificate is issued pursuant to a retirement plan which receives favorable tax treatment under the provisions of Sections 403(b) or 408 of the Code, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

PURCHASE PAYMENTS, CONTRACT
VALUE AND CERTIFICATE VALUE
PURCHASE PAYMENTS
   The initial Purchase Payment is due on the Contract Issue Date/Certificate Issue Date. The minimum initial Purchase Payment is $50,000 (except for Qualified Contracts and Certificates, the minimum initial Purchase Payment is $10,000). The minimum subsequent Purchase Payment is $1,000, or if the automatic premium check option is elected $250 monthly. The maximum total Purchase Payments the Company will accept without Company approval are $1,000,000. The Company reserves the right to change these Purchase Payment requirements. The Company reserves the right to reject any application or Purchase Payment.

ALLOCATION OF PURCHASE PAYMENTS
   Net Purchase Payments are allocated to MVA Account Guarantee Period option(s) and/or to one or more Sub-Account(s) of the Variable Account in accordance with the selections made by the Owner/Certificate Owner. The Company has reserved the right, under certain circumstances, to allocate initial Purchase Payments to the Money Market Sub-Account (except those allocated to the MVA Account) until the expiration of the Right to Examine Period. In the event that the Company does so allocate initial Purchase Payments to the Money Market Sub-Account, at the end of the Right to Examine Period, the Contract Value/Certificate Value allocated to the Money Market Sub-Account will be allocated to the Sub-Account(s) selected by the Owner/Certificate Owner. Currently, however, the Company will allocate the initial Purchase Payment directly to the Sub-Account(s) and/or the MVA Account, as selected by the Owner/Certificate Owner. The allocation of the initial Net Purchase Payment is made in accordance with the selection made by the Owner or Certificate Owner at the Contract Issue Date or Certificate Issue Date. Unless otherwise changed by the Owner or Certificate Owner, subsequent Net Purchase Payments are allocated in the same manner selected by the Owner/Certificate Owner for the initial Net Purchase Payment. Allocation of the Net Purchase Payment is subject to the terms and conditions imposed by the Company. Currently, the

================================================================================
Owner or Certificate Owner can select 15 Sub-Accounts of the Variable Account and the MVA Account. The Company reserves the right to change this in the future. Allocations must be in whole percentages with a minimum allocation of 1%. The minimum amount which can be allocated to a Guarantee Period option is $2,000. The Company has reserved the right to change this minimum.

   For initial Net Purchase Payments, if the forms required to issue a Contract/Certificate are in good order, the Company will apply the Net Purchase Payment to the Variable Account and credit the Contract/Certificate with Accumulation Units and/or to the MVA Account and credit the Contract/Certificate with dollars within two business days of receipt.

   In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the forms required to issue a Contract or Certificate are not in good order, the Company will attempt to get them in good order or the Company will return the forms and the Purchase Payment within five business days. The Company will not retain the Purchase Payment for more than five business days while processing incomplete forms unless it has been so authorized by the purchaser. For subsequent Net Purchase Payments, the Company will apply Net Purchase Payments to the Variable Account and credit the Contract or Certificate with Accumulation Units and/or to the MVA Account and credit the Contract or Certificate with dollars as of the end of the Valuation Period during which the Purchase Payment was received.

DOLLAR COST AVERAGING
   Dollar Cost Averaging is a program which, if elected in writing, permits an Owner or Certificate Owner to systematically transfer amounts monthly, quarterly, semi-annually or annually during the Accumulation Period from the Money Market Sub-Account to one or more of the other Sub-Accounts. By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner or Certificate Owner may be less susceptible to the impact of market fluctuations. A minimum of $2,000 must be in the Money Market Sub-Account when Dollar Cost Averaging begins (the Company reserves the right to change this amount). If the amount to be transferred pursuant to Dollar Cost Averaging exceeds the Contract Value/Certificate Value, the total balance in the Money Market Sub-Account will be transferred. Currently, an Owner or Certificate Owner may select up to 15 Sub-Accounts for Dollar Cost Averaging.

   There is no current charge for participating in the Dollar Cost Averaging Program. However, the Company reserves the right to charge for Dollar Cost Averaging in the future. Transfers made pursuant to the Dollar Cost Averaging Program will occur on the first business day of the month. Dollar Cost Averaging will discontinue when the Contract Value/Certificate Value in the Money Market Sub-Account is zero. The Company will notify Owners/Certificate Owners when the Dollar Cost Averaging Program is discontinued. The minimum duration of participation in the Dollar Cost Averaging Program is currently 6 to 60 months. Transfers made pursuant to the Dollar Cost Averaging program are not taken into account in determining any Transfer Fee. An Owner or Certificate Owner participating in the Dollar Cost Averaging Program may not also participate in the Systematic Withdrawal Program. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify its Dollar Cost Averaging Program.

REBALANCING
   Rebalancing is a program, which if elected, provides for periodic pre-authorized automatic transfers during the Accumulation Period among the Sub-Accounts pursuant to written instructions from the Owner or Certificate Owner. Such transfers are made to maintain a particular percentage allocation among the Portfolios as selected by the Owner or Certificate Owner. Any amounts in the MVA Account will not be transferred pursuant to the Rebalancing Program. The Contract Value/Certificate Value must be at least $5,000 to have transfers made pursuant to the program. Any transfer made pursuant to the Rebalancing Program must be in whole percentages in one percent (1%) allocation increments. The maximum number of Sub-Accounts which can be used for rebalancing is fifteen
(15). An Owner or Certificate Owner may select that rebalancing occur on a quarterly, semi-annual or annual basis. Rebalancing will occur on the date requested by the Owner or Certificate Owner. Transfers made pursuant to the Rebalancing Program are not taken into account in determining any Transfer Fee. There is no fee for participating in the Rebalancing Program. The Company reserves the right to terminate, modify or suspend its Rebalancing Program at any time.

CONTRACT VALUE/CERTIFICATE VALUE
   The Contract Value/Certificate Value for any Valuation Period is the sum of the Contract Value/Certificate Value in each of the Sub-Accounts of the Variable Account and the Contract Value/Certificate Value in the MVA Account.

   The Contract/Certificate Value in a Sub-Account of the Variable Account is determined by multiplying the number of Accumulation Units allocated to the Contract/Certificate Value for the Sub-Account by the Accumulation Unit value.

   Withdrawals will result in the cancellation of Accumulation Units in a Sub-Account or a reduction in the MVA Account, as applicable.

ACCUMULATION UNITS
   Accumulation Units will be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Variable Account as a result of Net Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the request for the transaction is received at the Administrative Office.

ACCUMULATION UNIT VALUE
   The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the current period.
   The Net Investment Factor for each Sub-Account is determined by dividing A by B and subtracting C where:

   A is (i) the net asset value per share of the Eligible Fund or Portfolio of an Eligible Fund held by the Sub-Account for the current Valuation Period; plus
     (ii) any dividend or capital gains per share declared on behalf of such Eligible Fund or Portfolio that has an ex-dividend

16
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                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
     date within the current Valuation Period; plus (iii) a charge factor, if any, for taxes or any tax reserve established by the Company as a result of the operation or maintenance of the Sub-Account.
   B is the net asset value per share of the Eligible Fund or Portfolio  held by the Sub-Account for the immediately preceding Valuation Period.
   C is the Valuation  Period  equivalent of the per month Mortality and Expense
     Risk Charge and for the Administrative Charge.

   The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

TRANSFERS

TRANSFERS DURING THE ACCUMULATION PERIOD
   Subject to any limitation imposed by the Company on the number of transfers that can be made during the Accumulation Period, the Owner/Certificate Owner may transfer all or part of the Contract Value or Certificate Value in a Sub-Account or the MVA Account. Currently, Owners/Certificate Owners may make an unlimited number of transfers during the Accumulation Period. All transfers are subject to the following:

   1. If more than the number of free transfers have been made in a Contract or Certificate Year, the Company will deduct a Transfer Fee for each subsequent transfer permitted. (See "Charges and Deductions -- Deduction for Transfer Fee.")

   2. The minimum amount which can be transferred is $500 (from any Sub-Account or any Guarantee Period in the MVA Account) or the Owner's or Certificate Owner's entire interest in the Sub-Account or the Guarantee Period, if less. The Company reserves the right to change this amount. This requirement is waived if the transfer is made pursuant to the Dollar Cost Averaging or Rebalancing Programs. The minimum amount which must remain in each Account after a transfer is $500 per Sub-Account or a Guarantee Period in the MVA Account, or $0 if the entire amount in any Sub-Account or a Guarantee Period in the MVA Account is transferred. The Company reserves the right to change this amount.

   3. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

   Transfers must be made by written authorization from the Owner/Certificate Owner or from the person acting for the Owner or Certificate Owner as an attorney-in-fact under a power-of-attorney if permitted by state law. By authorizing the Company to accept telephone transfer instructions, the Owner/Certificate Owner agrees to accept and be bound by the conditions and procedures established by the Company from time to time. The Company has instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the caller will be asked to produce the Owner/Certificate Owner's personalized data prior to the Company initiating any transfer requests by telephone. Additionally, as with other transactions, the Owner/Certificate Owner will receive a written confirmation of the transfer. If reasonable procedures are employed, neither the Company nor Conseco Equity Sales, Inc. will be liable for following telephone instructions which it reasonably believes to be genuine. Written transfer requests may be made by a person acting for the Owner or Certificate Owner as an attorney-in-fact under a power-of-attorney.

   Neither the Variable Account nor the Eligible Funds are designed for professional market timing organizations or other entities using programmed and frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio. The Company reserves the right to restrict the transfer privilege or reject any specific Purchase Payment allocation request for any person whose transactions seem to follow a timing pattern.

TRANSFERS DURING THE ANNUITY PERIOD
   Subject to any limitations imposed by the Company on the number of transfers that can be made during the Annuity Period, the Owner or Certificate Owner may transfer Contract Values or Certificate Values by written request. Currently, Owners and Certificate Owners may make four transfers per Contract/Certificate Year during the Annuity Period. All transfers during the Annuity Period are subject to the following:

   1. Transfers may be made upon written notice to the Company at least 30 days before the due date of the first Annuity Payment for which the change will apply. Transfers will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next Annuity Payment, if it were made at that time would be the same amount that it would have been without the transfer. Thereafter Annuity Payments will reflect changes in the value of the new Annuity Units.

   2. If more than the number of free transfers have been made in a Contract/Certificate Year, the Company will deduct a Transfer Fee for each subsequent transfer permitted. Currently, the four transfers per
Contract/Certificate Year permitted during the Annuity Period are free. (See "Charges and Deductions -- Deduction for Transfer Fee").

   3. The minimum amount which can be transferred is $500 (from any Sub-Account) or the Owner's/Certificate Owner's entire interest in the Sub-Account, if less. The minimum amount which must remain in each Sub-Account after a transfer is $500 per Sub-Account, or $0 if the entire amount in any Sub-Account is transferred.

   4. No transfers can be made between the General Account and the Variable Account. Transfers may only be made among the Sub-Accounts.

   5. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

WITHDRAWALS
   During the Accumulation Period, the Owner or Certificate Owner may, upon a Written Request, make total or partial withdrawals of the Contract Withdrawal Value or Certificate Withdrawal Value.

   The Owner/Certificate Owner must specify by Written Request which Sub-Account(s) of the Variable Account or Guarantee Period of the MVA Account, as applicable, is the source of the partial withdrawal. A withdrawal from the MVA Account may be subject to a Market Value Adjustment.

   The Company will pay the amount of any withdrawal from the Variable Account within seven (7) days of receipt of a request in good order unless the Suspension or Deferral of Payments provision is in effect.

   Each partial withdrawal must be for at least $500 from each Sub-Account and each Guarantee Period of the MVA Account (unless the withdrawal is made pursuant to the Systematic Withdrawal Option (see below)). The minimum Contract Value or Certificate Value which must remain in the Contract or Certificate after a partial withdrawal is $500. The minimum Contract Value or Certificate

================================================================================
Value which must remain in any Sub-Account after a partial withdrawal is $500.

   Certain tax withdrawal penalties and restrictions may apply to withdrawals from the Contracts and Certificates. (See "Federal Tax Status"). For Contracts/Certificates purchased in connection with Code Section 403(b) plans, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner/Certificate Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or
(6) pursuant to a qualified domestic relations order. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value or Certificate Owner's Certificate Value which represents contributions made pursuant to a salary reduction agreement by the Owner/Certificate Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Owners and Certificate Owners should consult their own tax counsel or other tax adviser regarding any distributions.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Company offers a Systematic Withdrawal Program which enables an Owner or Certificate Owner to pre-authorize by written request a periodic exercise of the contractual withdrawal rights described above. The Systematic Withdrawal Program is available if the Contract Value or Certificate Value is at least $5,000 as of the Valuation Date this option is requested (the Company reserves the right to change this requirement). Each withdrawal pursuant to the Systematic Withdrawal Program must be for at least $100. Systematic withdrawals may be made from any Sub-Account of the Variable Account. Systematic withdrawals cannot be made from the MVA Account. Owners/Certificate Owners must specify from which Sub-Accounts the withdrawals are to be made. The amount of the withdrawal must be specified as a percentage of Contract Value or Certificate Value or in round dollars. Withdrawals may be scheduled monthly, quarterly, semi-annually or annually. The standard date of the month for withdrawals is the last day of the month. The Owner, the Certificate Owner or the Company may terminate systematic withdrawals at any time and may reinstate the program at any time by completing the appropriate forms. Systematic withdrawals will terminate if the Owner/Certificate Owner makes a partial withdrawal outside the program and the remaining Contract/Certificate Value is less than $5,000. Participation in the Systematic Withdrawal Program can be exercised at any time, including during the first Contract/Certificate Year. There is currently no charge for systematic withdrawals. An Owner or Certificate Owner participating in the Systematic Withdrawal Program may not also participate in the Dollar Cost Averaging Program.

   Systematic withdrawals are available for Qualified and Non-Qualified Contracts and Certificates. Certain tax penalties and restrictions may apply to systematic withdrawals from the Contracts and Certificates. (See "Federal Tax Status -- Tax Treatment of Withdrawals -- Non-Qualified Contracts and
Certificates" and "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates".)

SUSPENSION OR DEFERRAL OF PAYMENTS
   The Company reserves the right to suspend or postpone payments from the Variable Account for a withdrawal or transfer for any period when:

   1. The NYSE is closed (other than customary weekend and holiday closings);
   2. Trading on the NYSE is restricted;
   3. An emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or
   4. During any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners or Certificate Owners;

   provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

   The Company further reserves the right to postpone payments from the MVA Account for a period of up to six months.

PROCEEDS PAYABLE ON DEATH

DEATH OF OWNER OR CERTIFICATE OWNER DURING THE ACCUMULATION PERIOD
   Upon the death of the Owner or Certificate Owner, or any joint Owner or joint Certificate Owner during the Accumulation Period, the death benefit will be paid to the Beneficiary(ies) designated by the Owner or Certificate Owner. Upon the death of any joint Owner or joint Certificate Owner, the surviving joint Owner or joint Certificate Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

   A Beneficiary may request that the death benefit be paid under one of the death benefit options below. If the Beneficiary is the spouse of the Owner/Certificate Owner, he or she may elect to continue the Contract/Certificate at the then current Contract Value/Certificate Value in his or her own name and exercise all the Owner's/Certificate Owner's rights under the Contract/Certificate.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD
   Prior to the Owner/Certificate Owner attaining Age 80, the death benefit will be the greater of: (i) the Purchase Payments, less any withdrawals; or (ii) the Contract Value/Certificate Value determined as of the end of the Valuation Period during which the Company receives both due proof of death and an election for the payment method. If the death occurs after Age 80, the death benefit will be the Contract Value/Certificate Value determined as of the end of the Valuation Period during which the Company receives both due proof of death and an election for the payment method.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD
   A non-spousal Beneficiary must elect the death benefit be paid under one of the following options in the event of the death of the Owner or Certificate Owner during the Accumulation Period:
   OPTION 1 -- lump sum payment of the death benefit; or
   OPTION 2 -- payment of the entire death benefit within 5 years of the date of the death of the Owner/Certificate Owner or any joint Owner/joint Certificate Owner; or
   OPTION 3 -- payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the Owner/Certificate Owner or any joint Owner/joint Certificate Owner.

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                                                          GREAT AMERICAN RESERVE
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   Any portion of the death  benefit not applied  under Option 3 within one year of the date of the Owner's/Certificate Owner's death, must be distributed within five years of the date of death.

   A spousal Beneficiary may elect to continue the Contract/Certificate in his or her own name at the then current Contract Value/Certificate Value, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option.

   If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments provision is in effect.

   Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of proof of death.

DEATH OF OWNER/CERTIFICATE OWNER DURING THE ANNUITY PERIOD
   If the Owner/Certificate Owner or any joint Owner/joint Certificate Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Owner's/Certificate Owner's or joint Owner's/joint Certificate Owner's death. Upon the death of any Owner/Certificate Owner during the Annuity Period, the Beneficiary becomes the Owner/Certificate
Owner. Upon the death of any joint Owner/joint Certificate Owner during the Annuity Period, the surviving joint Owner/joint Certificate Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

DEATH OF ANNUITANT
   Upon the death during the Accumulation Period of the Annuitant who is not the Owner/Certificate Owner, the Owner/Certificate Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Owner/Certificate Owner will become the Annuitant. If the Owner/Certificate Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner/Certificate Owner and a new Annuitant may not be designated.

   Upon the death of the Annuitant during the Annuity Period, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

PAYMENT OF DEATH BENEFIT
   The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1. a certified death certificate; or
2. a certified decree of a court of competent jurisdiction as to the finding of death; or
3. any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

BENEFICIARY
   The Beneficiary designation in effect on the Contract Issue Date/Certificate Issue Date will remain in effect until changed. The Beneficiary is entitled to receive the benefits to be paid at the death of the Owner/Certificate Owner. Unless the Owner/Certificate Owner provides otherwise, the death benefit will be paid in equal shares to the survivor(s) as follows:

   1. to the primary Beneficiary(ies) who survive the Owner's/Certificate Owner's and/or the Annuitant's death, as applicable; or if there are none
   2. to the contingent Beneficiary(ies) who survive the Owner's/Certificate Owner's and/or the Annuitant's death, as applicable; or if there are none
   3. to the estate of the Owner/Certificate Owner.

CHANGE OF BENEFICIARY
   Subject to the rights of any irrevocable Beneficiary(ies), the Owner/Certificate Owner may change the primary Beneficiary(ies) or contingent Beneficiary(ies). Any change may be made by written request. The change will take effect as of the date the written request is signed. The Company will not be liable for any payment made or action taken before it records the change.

ANNUITY PROVISIONS

GENERAL
   On the Annuity Date, the Adjusted Contract Value/Adjusted Certificate Value, as applicable, will be applied under the Annuity Option selected by the Owner/Certificate Owner. The Owner/Certificate Owner may elect to have the Contract Value/Certificate Value applied to provide a Fixed Annuity, a Variable Annuity or a combination Fixed and Variable Annuity. If a combination is elected, the Owner/Certificate Owner must specify what part of the Contract Value/Certificate Value is to be applied to the fixed and variable options.

ANNUITY DATE
   The Annuity Date is selected by the Owner/Certificate Owner at the Contract Issue Date/Certificate Issue Date. The Annuity Date must be the first day of a calendar month and must be at least 90 days after the Contract Issue Date/Certificate Issue Date. The Annuity Date may not be later than the earlier of when the Annuitant reaches attained Age 90 or the maximum date permitted under state law.

   Prior to the Annuity Date, the Owner/Certificate Owner, subject to the above, may change the Annuity Date by Written Request. Any change must be requested at least thirty (30) days prior to the new Annuity Date.

SELECTION OR CHANGE OF AN ANNUITY OPTION
   An Annuity Option may be selected by Written Request by the Owner/Certificate Owner. If no Annuity Option is selected, Option 2 with 120 monthly payments guaranteed will automatically be applied. Unless specified otherwise, that portion of the Adjusted Contract Value/Adjusted Certificate Value allocated to the Variable Account shall be used to provide a variable annuity and that portion of the Adjusted Contract Value or Adjusted Certificate Value allocated to the MVA Account will be used to provide a Fixed Annuity. Prior to the Annuity Date, the Owner/Certificate Owner can change the Annuity Option selected by Written Request. Any change must be requested at least thirty (30) days prior to the Annuity Date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS
   Annuity Payments are paid in monthly installments. The Adjusted Contract Value/Adjusted Certificate Value is applied to the annuity table for the Annuity Option selected. If the Adjusted Contract Value/Adjusted Certificate Value to be applied under an Annuity Option is less than $5,000, the Company reserves the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or become less than $50, the Company reserves the

                                                                              19
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================================================================================
right to reduce the frequency of payments to an interval which will result in each payment being at least $50.

   The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period. The Company will continue to assess the Mortality and Expense Risk Charge during payment of an Annuity Option that does not involve a life contingency even though the Company no longer bears any mortality risk on such payment obligation.

ANNUITY OPTIONS
   The following Annuity Options or any other Annuity Option acceptable to the Company may be selected:

   OPTION 1. LIFETIME ONLY ANNUITY: The Company will make monthly payments during the life of the Annuitant. If this option is elected, payments will stop immediately upon the death of the Annuitant and the annuity will terminate without further value.

   OPTION 2. LIFETIME ANNUITY WITH GUARANTEED PERIODS: The Company will make monthly payments for the guaranteed period selected and thereafter for the life of the Annuitant. If this option is elected, upon the death of the Annuitant, any amounts remaining under the guaranteed period selected will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death. The guaranteed period may be five
(5) years, ten (10) years or twenty (20) years.

   OPTION 3. INSTALLMENT REFUND LIFE ANNUITY: The Company will make monthly payments for the installment refund period (the time required for the sum of the payments to equal the amount applied), and thereafter for the life of the Annuitant. If this option is elected, upon the death of the Annuitant, any amounts remaining under the installment refund period will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used at the time of the Annuitant's death.

   OPTION 4. PAYMENT FOR A FIXED PERIOD: The Company will make monthly payments for a fixed period of 3 to 20 years.

   OPTION 5. JOINT AND SURVIVOR ANNUITY: The Company will make monthly payments during the joint life time of the Annuitant and a joint Annuitant. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of 100%, 50% or 66% of the Annuity Payment (or limits) in effect during the joint life time.

ANNUITY
   If the Owner/Certificate Owner selects a Fixed Annuity, the Adjusted Contract Value or Adjusted Certificate Value is allocated to the General Account and the annuity is paid as a Fixed Annuity. If the Owner/Certificate Owner selects a Variable Annuity, the Adjusted Contract Value or Adjusted Certificate Value will be allocated to the Sub-Accounts of the Variable Account in accordance with the selection made by the Owner or Certificate Owner, and the annuity will be paid as a variable annuity. If no selection is made, the Adjusted Contract Value/Adjusted Certificate Value will be applied in the same proportions to the same Sub-Accounts as the allocations are at the time of election. Unless the Owner/Certificate Owner specifies otherwise, the payee of the Annuity Payments shall be the Owner/Certificate Owner. The Adjusted Contract Value/Adjusted Certificate Value will be applied to the applicable annuity table contained in the Contract/Certificate based upon the Annuity Option selected by the Owner/Certificate Owner.

FIXED ANNUITY
   The Owner or Certificate Owner may elect to have the Adjusted Contract Value/Adjusted Certificate Value applied to provide a Fixed Annuity.

   The dollar amount of each Fixed Annuity Payment shall be determined in accordance with annuity tables contained in the Contract/Certificate which are based on the minimum guaranteed interest rate of 3% per year.

VARIABLE ANNUITY
   The Owner or Certificate Owner may elect to have the Adjusted Contract Value/Adjusted Certificate Value applied to provide a variable annuity. Variable Annuity Payments reflect the investment performance of the Variable Account in accordance with the allocation of the Adjusted Contract Value/Adjusted Certificate Value to the Sub-Accounts during the Annuity Period. Variable Annuity Payments are not guaranteed as to dollar amount.

DISTRIBUTOR
   Conseco Equity Sales, Inc., ("CES"), 11815 N. Pennsylvania Street, Carmel, Indiana 46032, an affiliate of the Company, is the principal underwriter of the Contracts and Certificates. CES is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. ("NASD").

   Commissions will be paid on the sale of the Contracts and Certificates. Commissions will be paid which are equal to .75% of Purchase Payments plus an annual trail commission in the amount of .75% of accumulation value at the end of each Contract/Certificate Year, for promotional or distribution expenses associated with the marketing of the Contracts and Certificates. In addition, under certain circumstances, payments may be made to certain sellers for other services not directly related to the sale of the Contracts and Certificates.

PERFORMANCE INFORMATION

MONEY MARKET SUB-ACCOUNT
   From time to time, the Money Market Sub-Account of the Variable Account may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Money Market Sub-Account refers to the income generated by Contract Values/Certificate Values in the Money Market Sub-Account over a seven-day period ending on the date of calculation (which period will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Value or Certificate Value in the Money Market Sub-Account. The "effective yield" is calculated similarly. However, when annualized, the income earned by the Contract Value or the Certificate Value is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "current yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable Contract and Certificate Maintenance Charge.

OTHER SUB-ACCOUNTS
   From time to time, the Company may advertise performance data for the various other Sub-Accounts. Such data will show the percentage change in the value of an Accumulation Unit based on the perfor-

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                                                    Individual and Group Annuity
================================================================================
mance of an investment medium over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges and any applicable
Contract  and  Certificate   Maintenance   Charges  under  the  Contracts.   Any
advertisement will also include total return figures calculated as described in the SAI.

   Although all of the Sub-Accounts of the Variable Account are new and therefore have no investment performance history, certain of the corresponding
Portfolios of the Eligible Funds have been in existence for some time and consequently have an investment performance history. In order to demonstrate how the actual investment experience of the various Portfolios affects Accumulation Unit values, the Company may develop performance information. The information will be based upon the historical experience of the Portfolios for the periods shown.

   The performance of the various Sub-Accounts will vary and the results which will be shown will not necessarily be representative of future results.
Performance for periods ending after those which will be shown may vary substantially from the examples which are shown. The performance of the various Sub-Accounts will be calculated for a specified period of time by assuming an initial Purchase Payment of $1,000 allocated to each of the Sub-Accounts and a deduction of all charges and deductions. (See "Charges and Deductions" for more information.) No withdrawals will be assumed. The percentage increases are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.

   The Company may make available yield information with respect to some of the Sub-Accounts. Such yield information will be calculated as described in the SAI. The yield information will reflect the deduction of any applicable Contract and Certificate Maintenance Charge as well as any asset-based charges.

   The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

   In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Sub-Accounts against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the underlying Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

   In addition, the Company may, as appropriate, compare each Sub-Account's or Portfolio's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account and/or Portfolio performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account and/or Portfolio performance may be compared with Donoghue Money Market Institutional Averages (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

   The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts issued through the Variable Account with the unit values of variable annuities issued through the separate accounts derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

   The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

   The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

   Morningstar rates a variable annuity Sub-Account against its peers with similar investment objectives. Morningstar does not rate any Sub-Account that has less than three years of performance data. The Morningstar rankings may or may not reflect the deduction of charges. Where charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

FEDERAL TAX STATUS

GENERAL
   NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS AND CERTIFICATES. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS AND CERTIFICATES MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT
EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

                                                                              21
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   Section 72 of the Code governs taxation of annuities in general.  An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract/Certificate. For Non-Qualified Contracts and Certificates, this cost basis is generally the Purchase Payments, while for Qualified Contracts and Certificates there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

   For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract/Certificate (adjusted for any period certain or refund feature) bears to the expected return under the Contract/Certificate. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract/Certificate (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract/Certificate has been recovered (i.e. when the total of the excludable amounts equal the investment in the Contract/Certificate) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Certificate Owners, Annuitants and Beneficiaries under the Contracts/Certificates should seek competent financial advice about the tax consequences of any distributions.

   The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company and its operations form a part of the Company.

DIVERSIFICATION
   Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner/Certificate Owner with respect to earnings allocable to the Contract/Certificate prior to the receipt of payments under the Contract/Certificate. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts/Certificates meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

   On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts/Certificates. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

   The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

   The Company intends that all Portfolios of the Eligible Funds underlying the Contracts and Certificates will be managed in such a manner as to comply with these diversification requirements.

   The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner/Certificate Owner control of the investments of the Variable Account will cause the Owner/Certificate Owner to be treated as the owner of the assets of the Variable Account, thereby resulting in the loss of favorable tax treatment for the Contract/Certificate. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

   The amount of Owner/Certificate Owner control which may be exercised under the Contract/Certificate is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's/Certificate Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner/Certificate Owner to be considered as the owner of the assets of the Variable Account resulting in the imposition of federal income tax to the Owner/Certificate Owner with respect to earnings allocable to the
Contract/Certificate    prior    to    receipt    of    payments    under    the
Contract/Certificate.

   In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner/Certificate Owner being retroactively determined to be the owner of the assets of the Variable Account.

   Due to the uncertainty in this area, the Company reserves the right to modify the Contracts or Certificates in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS AND CERTIFICATES
   The Code provides that multiple non-qualified annuity contracts and/or certificates which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract and/or certificate for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts and/or certificates. Owners and Certificate Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

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                                                    Individual and Group Annuity
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CONTRACTS AND CERTIFICATES OWNED BY NON-NATURAL PERSONS
   Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts and Certificates will be taxed currently to the Owner/Certificate
Owner  if  the  Owner/Certificate   Owner  is  a  non-natural  person,  e.g.,  a
corporation or certain other entities. Such Contracts/Certificates generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts or Certificates held by: (a) a trust or other entity as agent for a natural person; (b) Qualified plans; or (c) the estate of a decedent by reason of the death of the decedent. Additionally, this treatment is not applied to a Contract or Certificate which is a qualified funding asset for a structured settlement under Section 130(d) of the Code. Purchasers should consult their own tax counsel or other adviser before purchasing a Contract or Certificate to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS
   An assignment or pledge of all or any portion of a Contract or Certificate may be treated as a taxable event. Any gain in the Contract or Certificate subsequent to the assignment may also be treated as taxable income in the year in which it is earned. Owners and Certificate Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts or Certificates.

   If the Contract is issued pursuant to a retirement plan which receives favorable treatment under the provision of Sections 403(b) or 408 of the Code, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

INCOME TAX WITHHOLDING
   All distributions or the portion thereof which is includible in the gross income of the Owner or Certificate Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner or Certificate Owner, in many cases, may elect not to have taxes withheld or to have withholding done at a different rate.

   Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. return of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS AND CERTIFICATES
   Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value/Certificate Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) on or after the taxpayer reaches age 59 1/2; (b) after the death of the Owner/Certificate Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary;
(e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

   The above information does not apply to Qualified Contracts and Certificates. However, separate tax penalties and restrictions may apply to such Qualified Contracts and Certificates. (See "Tax Treatment of Withdrawals --Qualified Contracts and Certificates.")

QUALIFIED PLANS
   The Contracts and Certificates offered by this Prospectus are designed to be suitable for use under certain types of qualified plans. Generally, participants in a Qualified plan are not taxed on increases to the value of the contributions to the plan until distribution occurs, regardless of whether the plan assets are held under an annuity contract. Taxation of participants in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Certificate Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contract/Certificate issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, Certificate Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts/Certificates comply with applicable law. Following are general descriptions of the types of qualified plans with which the Contracts/Certificates may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract or Certificate issued under a Qualified plan.

   Contracts and Certificates issued pursuant to Qualified plans include special provisions restricting Contract/Certificate provisions that may otherwise be available as described in this Prospectus. Generally, Contracts/Certificates issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts and Certificates. (See "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates.")

   A. TAX-SHELTERED ANNUITIES
   Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts/Certificates for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts/Certificates. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability,

================================================================================
distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates" and "Tax Sheltered Annuities -- Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   B. INDIVIDUAL RETIREMENT ANNUITIES
   Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts and Certificates" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts and Certificates for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts and Certificates to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAS
   Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

   Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

   Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

   Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS AND CERTIFICATES
   In the case of a withdrawal under a Qualified Contract/Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts and Certificates issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) made on or after the date on which the Owner/Certificate Owner or Annuitant (as applicable) reaches age 59 1/2; (b) following the death or disability of the Owner/Certificate Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner/Certificate Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner/Certificate Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) to an Owner/Certificate Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (e) made to the Owner/Certificate Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner/Certificate Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) made to an alternate payee pursuant to a qualified domestic relations order; (g) from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner/Certificate Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner/Certificate Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner/Certificate Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) from an Individual Retirement Annuity made to the Owner/Certificate Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner/Certificate Owner or Annuitant (as applicable) for the taxable year; and
(i) distributions up to $10,000 from an Individual Retirement Annuity made to the Owner/Certificate Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

TAX-SHELTERED ANNUITIES -- WITHDRAWAL LIMITATIONS
   The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only on or after when the Owner/Certificate Owner:
(1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6)

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
pursuant to a qualified domestic relations order. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value or Certificate Owner's Certificate Value which represents contributions made by the Owner/Certificate Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between certain Qualified Plans. Owners and Certificate Owners should consult their own tax counsel or other tax adviser regarding any distributions.

MANDATORY DISTRIBUTIONS - QUALIFIED PLANS

   Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2, or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

ADDITIONAL INFORMATION ABOUT THE COMPANY

SELECTED HISTORICAL FINANCIAL INFORMATION OF GREAT AMERICAN RESERVE

   The selected historical financial information set forth below was derived from the audited financial statements of Great American Reserve. Great American Reserve's balance sheets at December 31, 1997 and 1996, and the statements of operations, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, the four months ended December 31, 1995 and the eight months ended August 31, 1995, and the notes thereto were audited by Coopers & Lybrand L.L.P., independent accountants, and are included elsewhere herein. The selected historical financial information set forth below should be read in conjunction with the financial statements and notes of Great American Reserve and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Great American Reserve" appearing elsewhere herein. The financial data for all periods reflects the effect of the December 31, 1994, merger of Jefferson National Life Insurance Company ("Jefferson National") into Great American Reserve. This merger has been accounted for as a pooling of interests; therefore, the assets and liabilities of Jefferson National have been combined with Great American Reserve at their book values and the financial data is presented as if the merger had occurred prior to the periods presented.


                                                                                                  PRIOR BASIS (a)
                                                                                       --------------------------------------
                                                                             FOUR          EIGHT
                                                YEAR          YEAR          MONTHS        MONTHS              YEAR ENDED
                                               ENDED          ENDED          ENDED         ENDED             DECEMBER 31,
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   AUGUST 31,        -------------------
                                                1997          1996           1995          1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------
                                                                           (DOLLARS IN MILLIONS)
STATEMENT OF OPERATIONS DATA
Insurance policy income ................       $75.7          $81.4          $31.8         $60.5          $98.6        $108.2
Net investment income ..................       222.6          218.4           74.2         136.4          187.9         214.5
Net investment gains ...................        13.3            2.7           12.5           7.3             .2          32.4
Total revenues .........................       311.6          302.5          118.5         204.2          286.7         355.1
Total benefits and expenses ............       250.3          261.4           92.7         159.5          225.2         260.4
Income before income taxes .............        61.3           41.1           25.8          44.7           61.5          94.7
Net income .............................        39.2           25.7           16.1          28.2           38.8          54.5

BALANCE SHEET DATA - PERIOD END
Investments ............................    $2,500.5       $2,382.8       $2,484.8                     $2,217.9      $2,473.8
Total assets ...........................     2,771.7        2,680.5        2,756.8                      2,625.0       2,751.1
Insurance liabilities ..................     2,235.0        2,189.9        2,176.6                      2,241.8       2,201.7
Total liabilities ......................     2,354.8        2,283.6        2,314.2                      2,260.1       2,302.6
Shareholder's equity ...................       416.9          396.9          442.6                        364.9         448.5
-----------------------------------------------------------------------------------------------------------------------------

(a)Financial data for the period subsequent to August 31, 1995, reflect the adoption of a new basis of accounting under the "push down" method as a result of the acquisition of all of the common stock of Great American Reserve's parent not previously owned, by Conseco, Inc. Accordingly, data prior to August 31, 1995, may not be comparable with subsequent data. Significant accounting adjustments recorded as a result of the adoption of the new basis include: (i) an increase of $59.0 million to cost of policies purchased; (ii) a reduction of $27.0 million to cost of policies produced;
   (iii) a reduction of $15.1 million to goodwill; (iv) an increase of $1.2 million to insurance liabilities; and (v) the establishment of a deferred income tax liability to reflect the income tax effects of all of the accounting adjustments.

================================================================================
BUSINESS OF GREAT AMERICAN RESERVE

   BACKGROUND
   Great American Reserve, with total assets of $2.8 billion at December 31, 1997, markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Since August 1995, Great American Reserve has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company engaged in the development, marketing and administration of annuity, individual health insurance and individual life insurance products. During 1994, Conseco effectively owned 36 percent of Great American Reserve, through its ownership interest in CCP Insurance, Inc. ("CCP"), a holding company organized for companies previously acquired by Conseco Capital Partners, L.P. (the "Partnership"), a limited partnership organized by Conseco. Great American Reserve was acquired by the Partnership in 1990. During 1995, Conseco's ownership in CCP (and in Great American Reserve) increased to 49 percent as a result of purchases of CCP common stock by CCP and Conseco. In August 1995, Conseco completed the purchase of the remaining shares of CCP common stock it did not already own in a transaction pursuant to which CCP was merged with Conseco, with Conseco being the surviving corporation (the "Conseco Acquisition").

   Great American Reserve was organized as a Texas corporation and commenced operations in 1937. Its main administrative offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, and its telephone number is (317) 817-3700.

   MARKETING
   Great American Reserve primarily utilizes independent market specialists to distribute its products. Great American Reserve does not have the fixed costs associated with recruiting, training and maintaining employee agents. Rather, in-house marketing personnel develop, direct and support the external distribution channels through which Great American Reserve's products are marketed.

   Products. Great American Reserve's collected premiums (net of reinsurance ceded) by product categories for the three years ended December 31, 1997, 1996 and 1995, are set forth below (dollars in millions).


                                                                               YEAR ENDED DECEMBER 31, 1997
                                                             ---------------------------------------------------------------
                                                               FIRST YEAR                 RENEWAL                 TOTAL
                                                                PREMIUMS                 PREMIUMS                PREMIUMS
                                                             --------------           --------------          --------------
Products                                                     Amount       %           Amount       %          Amount       %
=============================================================================================================================
Single-premium immediate annuities ..................       $ 10.6         6%          $--        --%         $10.6        3%
Flexible-premium deferred annuities .................         17.0        10          28.4        21           45.4       15
Variable annuities ..................................        126.9        76          46.1        35          173.0       58
-----------------------------------------------------------------------------------------------------------------------------
  Total annuities ...................................        154.5        92          74.5        56          229.0       76
Individual life .....................................          1.5         1          40.9        31           42.4       14
Accident and health and other .......................         12.3         7          16.6        13           28.9       10
-----------------------------------------------------------------------------------------------------------------------------
  Total collected premiums ..........................       $168.3       100%       $132.0       100%        $300.3      100%
=============================================================================================================================

                                                                                 YEAR ENDED DECEMBER 31, 1996
                                                             ---------------------------------------------------------------
                                                               FIRST YEAR                 RENEWAL                   TOTAL
                                                                PREMIUMS                 PREMIUMS                 PREMIUMS
                                                             --------------           --------------          --------------
Products                                                     Amount       %           Amount       %          Amount       %
=============================================================================================================================
Single-premium immediate annuities ..................        $17.2        21%          $--        --%          17.2        8%
Flexible-premium deferred annuities .................         15.4        18          27.9        21           43.3       20
Variable annuities ..................................         37.9        45          43.6        32           81.5       37
-----------------------------------------------------------------------------------------------------------------------------
  Total annuities ...................................         70.5        84          71.5        53          142.0       65
Individual life .....................................          2.1         3          45.0        33           47.1       22
Accident and health and other .......................         11.1        13          18.2        14           29.3       13
-----------------------------------------------------------------------------------------------------------------------------
  Total collected premiums ..........................        $83.7       100%       $134.7       100%        $218.4      100%
=============================================================================================================================

                                                                                YEAR ENDED DECEMBER 31, 1995
                                                               -------------------------------------------------------------
                                                               FIRST YEAR                 RENEWAL                   TOTAL
                                                                PREMIUMS                 PREMIUMS                 PREMIUMS
                                                             --------------           --------------          --------------
Products                                                     Amount       %           Amount       %          Amount       %
=============================================================================================================================
Single-premium immediate annuities ..................        $32.3        41%          $--        --%         $32.3       15%
Flexible-premium deferred annuities .................         16.3        20          23.6        17           39.9       18
Variable annuities ..................................         17.2        22          40.1        30           57.3       27
-----------------------------------------------------------------------------------------------------------------------------
  Total annuities ...................................         65.8        83          63.7        47          129.5       60
Individual life .....................................          1.8         2          49.3        36           51.1       24
Accident and health and other .......................         11.8        15          22.6        17           34.4       16
-----------------------------------------------------------------------------------------------------------------------------
  Total collected premiums ..........................        $79.4       100%       $135.6       100%        $215.0      100%
=============================================================================================================================

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
   ANNUITIES
   Great American Reserve markets several basic types of annuities: single-premium immediate annuities ("SPIAs"), flexible premium deferred annuities ("FPDAs") and variable annuities which are sold through professional independent producers. The profitability of annuities largely depends on the investment spread earned (i.e., the excess of investment earnings over interest credited on annuity deposits), the persistency of inforce business and expense management.

   Single-Premium Immediate Annuities. SPIAs accounted for $10.6 million, or 3 percent, of Great American Reserve's total premiums collected in 1997, $17.2 million, or 8 percent, of total premiums collected in 1996 and $32.3 million, or 15 percent, of premiums collected in 1995. SPIAs are designed to provide a series of periodic payments for a fixed period of time or for life, according to the policyholder's choice at the time of issue. Once the payments begin, the amount, frequency and length of time for which they are payable are fixed. SPIAs often are purchased by persons at or near retirement age who desire a steady stream of payments over a future period of years. The single premium is often the payout from a terminated annuity contract. The implicit interest rate on SPIAs is based on market conditions when the policy is issued and averaged 6 percent at December 31, 1997. SPIA collected premiums have decreased as a result of decreases in SPIAs purchased with the proceeds of redeemed annuity contracts.

   Flexible-Premium Deferred Annuities. FPDAs accounted for $45.4 million, or 15 percent, of Great American Reserve's total premiums collected in 1997, $43.3 million, or 20 percent, of premiums collected in 1996 and $39.9 million, or 18 percent, of premiums collected in 1995. FPDAs allow more than one premium payment, usually on a salary reduction basis. FPDAs are marketed through networks of educator market specialists primarily to teachers and employees of not-for-profit institutions as tax-qualified salary-reduction retirement programs as permitted under Section 403(b) of the Internal Revenue Code. A tax-qualified annuity purchased under Section 403(b) is similar to contributions made to a 401(k) plan, but with different (and somewhat more generous) rules on the maximum amount of current income which may be contributed by the participant on a pre-tax basis. Generally, a participant may elect to defer (through the purchase of a tax-qualified annuity under a 403(b) plan) a percentage of includible compensation limited by statute and subject to a maximum of $10,000 per year in 1997.

   Great American Reserve's FPDAs typically have a guaranteed crediting rate for the first policy year that exceeds the minimum annual guaranteed rate of at least 3 percent. After the first year, the crediting rate may be changed at least annually. The policyholder is permitted to withdraw all or part of the accumulation value, less a surrender charge for withdrawals during an initial penalty period of up to 15 years. The initial surrender charges range from 5 percent to 19 percent of the first-year premium and decline over the penalty period.

   Variable Annuities. Variable annuities accounted for $173.0 million, or 58 percent, of Great American Reserve's total premiums collected in 1997, $81.5 million, or 37 percent, of premiums collected in 1996 and $57.3 million, or 27 percent, of premiums collected in 1995. Great American Reserve markets variable annuities primarily to the educator market. Variable annuities, sold on a premium premium or flexible-premium basis, differ from fixed annuities in that the original principal value may fluctuate, depending on the performance of assets allocated pursuant to various investment options chosen by the contract owner. Variable annuities offer contract owners a fixed interest option or a variable rate of return based upon the specific investment portfolios into which premiums may be directed. The popularity of such annuities has increased recently as a result of the desire of investors to invest in common stocks. In addition, in recent years, Great American Reserve has offered additional investment options for variable annuity deposits and expanded its variable annuity marketing efforts. Profits on variable annuities are derived from the fees charged to contract holders, rather than from the investment spread.

   INDIVIDUAL LIFE
   Individual life products, consisting of interest-sensitive life and traditional life products, accounted for $42.4 million, or 14 percent, of Great American Reserve's total premiums collected in 1997, $47.1 million, or 22 percent, of premiums collected in 1996 and $51.1 million, or 24 percent, of premiums collected in 1995. Although Great American Reserve no longer actively markets these products, it continues to have a substantial block of in-force policies on which renewal premiums are collected. These products were sold through professional independent producers.

   Interest-sensitive life insurance products (including universal life products) provide whole life insurance with adjustable rates of return related to current interest rates. The principal differences between Great American Reserve's universal life products and other interest-sensitive life insurance products are policy provisions affecting the amount and timing of premium payments. Universal life policyholders may vary the frequency and size of their premium payments, and policy benefits may also fluctuate according to such payments. Premium payments under the other interest-sensitive policies may not be varied by the policyholders, and as a result, are designed to reduce the administrative costs typically associated with monitoring universal life premium payments and policy benefits.

   Individual life products also include whole life and term life products. Under whole life policies, the policyholder generally pays a level premium over the policyholder's expected lifetime. The annual premium for a whole life policy is generally higher than the premium for comparable term insurance coverage in the early years of the policy's life, but is generally lower than the premium for comparable term insurance coverage in the later years of the policy's life. These policies combine insurance protection with a savings component that increases in amount gradually over the life of the policy. The policyholder may borrow against the savings generally at a rate of interest lower than that available from other lending sources. The policyholder may also choose to surrender the policy and receive the accumulated cash value rather than continuing the insurance protection. Term life products offer pure insurance protection for a specified period of time-typically 5, 10 or 20 years.

   ACCIDENT AND HEALTH AND OTHER
   Accident and health and other products accounted for $28.9 million, or 10 percent, of Great American Reserve's total premiums collected in 1997, $29.3 million, or 13 percent, of premiums collected in 1996 and $34.4 million, or 16 percent, of premiums collected in 1995. Great American Reserve offers group dental, group disability, blanket student accident and a limited amount of other health insurance products, through independent market specialists. Great American Reserve markets accident and health policies primarily because it believes that offering a broad range of products is important to successfully market life insurance and annuity products, although such

================================================================================
accident and health policies are also designed to be profitable. Group dental coverage provides a range of benefits for dental care and related procedures. Disability products provide defined monthly benefits up to specified levels in the case of disability. Student accident products provide limited supplemental reimbursement coverage to students for accidents and sickness. Great American Reserve's health business is subject to the risk that its claims experience deviates from the assumptions used in setting premium rates. However, Great American Reserve has the right to change rates to correct for adverse experience every six months on many group policies and annually on all others. Experience may be adversely affected by inflationary trends in the costs of medical treatment, competition-driven business cycles and the extent to which insureds utilize covered services.

   INVESTMENTS
   Conseco Capital Management, Inc. ("CCM"), a registered investment adviser wholly owned by Conseco, manages the investment portfolio of Great American Reserve. CCM's investment philosophy is to maintain a largely investment-grade fixed-income portfolio, provide adequate liquidity for expected liability durations and other requirements and maximize total return through active investment management.

   Investment activities are an integral part of Great American Reserve's business; investment income is a significant component of Great American Reserve's total revenues. Profitability of many of Great American Reserve's products is significantly affected by spreads between interest yields on investments and rates credited on insurance liabilities. Although substantially all credited rates on FPDAs may be changed annually, changes in crediting rates may not be sufficient to maintain targeted investment spreads in all economic and market environments. In addition, competition and other factors, including the impact of the level of surrenders and withdrawals, may limit Great American Reserve's ability to adjust or to maintain crediting rates at levels necessary to avoid narrowing of spreads under certain market conditions. As of December 31, 1997, the average yield, computed on the cost basis of the investment portfolio, was 7.5 Percent, and the average interest rate credited or accruing to total insurance liabilities, excluding interest bonuses guaranteed for the first year of the annuity contract only, was 5.4 Percent.

   Great American Reserve seeks to balance the duration of the invested assets with the expected duration of benefit payments arising from insurance liabilities. At December 31, 1997, the adjusted modified duration of fixed maturities and short-term investments was approximately 5.6 years and the duration of insurance liabilities was approximately 7.0 years.

   For information regarding the composition and diversification of the investment portfolio of Great American Reserve, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Great American Reserve -- Investments" and note 2 to Great American Reserve's financial statements for the year ended December 31, 1997.

   COMPETITION
   Great American Reserve operates in a highly competitive environment. The life insurance industry consists of a large number of insurance companies, many of which are substantially larger and have greater financial resources, broader and more diversified product lines and larger staffs than those of Great American Reserve. An expanding number of banks, securities brokerage firms and other financial intermediaries also market insurance products or offer competing products, such as mutual fund products, traditional bank investments and other investment and retirement funding alternatives. In most areas, competition is based on a number of factors, including pricing, service provided to distributors and policyholders, and ratings. Great American Reserve must also compete with other insurers to attract and retain the allegiance of agents.

   Marketing companies, agents who market insurance products, school districts, financial institutions and policyholders use the financial strength ratings assigned to an insurer by independent rating agencies as one factor in determining which insurer's annuity to market or purchase.

   Great American Reserve is rated "A (Excellent)" by A.M. Best Company ("A.M. Best"). A.M. Best's insurance company ratings for the industry currently range from "A++ (Superior)" to "F ( In Liquidation)". Publications of A.M. Best indicate that the "A" rating is assigned to those companies that, in A.M. Best's opinion, have demonstrated excellent overall performance when compared to the standards established by A.M. Best and have demonstrated a strong ability to meet their obligations to policyholders over a long period of time. A.M. Best's rating procedure includes quantitative and qualitative evaluations of a company's financial condition and operating performance. Its quantitative evaluation is based on an analysis of a company's financial performance in the areas of profitability, leverage/capitalization and liquidity. A.M. Best's review also includes a qualitative evaluation of a company's spread of risk, quality and appropriateness of the reinsurance program, quality and diversification of assets, adequacy of policy or loss reserves, management experience and objectives, market presence and policyholders' confidence.

   Great American Reserve received a claims paying ability rating of "AA-" from Duff & Phelps Credit Rating Company ("Duff & Phelps"). Duff & Phelps' claims-paying ability ratings range from "AAA (Highest claims-paying ability)" to "DD (Company is under an order of liquidation)." An "AA" rating represents "Very high claims-paying ability." A plus or minus sign attached to a Duff & Phelps claims paying rating shows relative standing within a ratings category.

   Great American Reserve has received a claims paying ability rating of A+ from Standard & Poor's Corporation ("Standard & Poor's"). Claims-paying ability ratings from Standard & Poor's range from "AAA (Superior)" to "R (Regulatory Action)". An "A" is assigned by Standard & Poor's to those companies which, in its opinion, have a secure claims-paying ability and whose financial capacity to meet policyholder obligation is viewed on balance as sound, but their capacity to meet policyholder obligations is somewhat more susceptible to adverse economic and underwriting conditions than more highly rated insurers. According to Standard & Poor's, a plus or minus attached to a Standard & Poor's claims-paying rating shows relative standing within a ratings category.

   Generally, rating agencies base their ratings upon information furnished to them by the insurer and upon their own investigations, studies and assumptions. A.M. Best's ratings, Duff & Phelps' claims-paying ratings and Standard & Poor's claims-paying ratings are principally based upon factors of concern to policyholders, agents and intermediaries and are not directed toward the protection of investors. Given the competitive nature of Great American Reserve's business and the increasing focus placed on the aforementioned ratings, Great American Reserve manages its business with the objective of preserving existing ratings and, where possible, achieving more favorable ratings. There can be no assurance that any particular rating will continue for any given period of time, or that it will not be

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
changed or withdrawn entirely if, in the judgement of the rating agency, circumstances so warrant. If Great American Reserve's ratings are downgraded from their current levels, sales of its products and the persistency of its in-force policies could be adversely affected in a material way.

   Great American Reserve believes that it is able to compete effectively because: (i) it is experienced in establishing and cultivating relationships with independent market specialists; (ii) it can offer competitive rates as a result of the lower-than-average operating costs and higher-than-average investment yields achieved by applying active investment portfolio management techniques; and (iii) it has reliable policyholder administrative services, supported by customized information technology systems.

   UNDERWRITING
   Underwriting with respect to the majority of products sold by Great American Reserve (FPDAs and variable annuities) is minimal. Substantially all life insurance policies issued by Great American Reserve are underwritten individually, although standardized underwriting procedures have been adopted for certain low face-amount life insurance coverages. Great American Reserve's group accident and health policies are underwritten based on the characteristics of a group and its past claim experience.

   REINSURANCE
   Consistent with the general practice of the life insurance industry, Great American Reserve enters into both facultative and treaty agreements of indemnity reinsurance with other insurance companies in order to reinsure portions of the coverage provided under its insurance products. Indemnity reinsurance agreements are intended to limit a life insurer's maximum loss on a large or unusually hazardous risk or to diversify its risk. Indemnity insurance does not discharge the original insurer's primary liability to the insured. Great American Reserve believes the assuming companies are able to honor all contractual commitments, based on periodic review of their financial statements, insurance industry reports and reports filed with state insurance departments. Great American Reserve also reinsures risks from other insurers, which are accounted for in the same manner as direct business.

   At December  31,  1997,  the policy risk  retention  limit on the life of one individual is $.5 million. Reinsurance ceded by Great American Reserve represented 8.2 percent of gross life insurance in force and reinsurance assumed represented 4.8 percent of net life insurance in force. At December 31, 1997, Great American Reserve's largest reinsurer accounted for less than .1 percent of total insurance liabilities and 7.1 percent of total reinsurance receivables.

   EMPLOYEES
   Great American Reserve has no full-time employees. Great American Reserve's day-to-day operations are administered by Conseco pursuant to agreements between Great American Reserve and Conseco.

   GOVERNMENTAL REGULATION
   Great American Reserve is subject to regulation and supervision by the states in which it transacts business. State laws generally establish supervisory agencies with broad administrative authority, including power to: (i) grant and revoke business licenses; (ii) regulate and supervise trade practices and market conduct; (iii) establish guaranty associations; (iv) license agents; (v) approve policy forms; (vi) approve premium rates for some lines of business; (vii) establish reserve requirements; (viii) prescribe the form and content of required financial statements and reports; (ix) determine the reasonableness and adequacy of statutory capital and surplus; (x) perform financial, market conduct and other examinations; (xi) define acceptable accounting principles; (xii) regulate the type and amount of permitted investments; and (xiii) limit the amount of dividends and surplus debenture payments that can be paid without obtaining regulatory approval. Great American Reserve is subject to periodic examinations by state regulatory authorities. Management does not expect the results of any on-going examinations to have a material effect on the financial condition of Great American Reserve.

   The federal government does not directly regulate the insurance business. However, federal legislation and administrative policies in several areas, including pension regulation, age and sex discrimination, financial services regulation and federal taxation, do affect the insurance business. In addition, legislation has been introduced from time to time in recent years which, if enacted, could result in the federal government assuming a more direct role in the regulation of the insurance industry.

   The Risk-Based Capital for Life and/or Health Insurers Model Act (the "Model Act") adopted by the NAIC provides a tool for insurance regulators to determine the levels of capital and surplus an insurer must maintain in relation to its insurance and investment risks and whether there is a need for possible regulatory attention.

   The Model Act provides for four levels of regulatory attention, varying with the ratio of the company's total adjusted capital (defined as the total of its statutory capital, surplus, asset valuation reserve and certain other adjustments) to its risk-based capital ("RBC"). If a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC, or if a negative trend (as defined by the regulators) has occurred and total adjusted capital is less than 125 percent of RBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position. If a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC (the "Regulatory Action Level") , the regulatory authority will perform a special examination of the company and issue an order specifying corrective actions that must be followed. If a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under regulatory control. If a company's total adjusted capital is less than 35 percent of its RBC (the "Mandatory Control Level") the regulatory authority must place the company under its control. At December 31, 1997, the total adjusted capital for Great American Reserve was greater than twice the respective Company Action Level.

   The Texas Insurance Department has adopted its own RBC requirements, the stated purpose of which is to require a minimum level of capital and surplus to absorb the financial, underwriting, and investment risks assumed by an insurer. Texas' RBC requirements differ from those adopted by the NAIC in two principal respects: (i) they use different elements to determine minimum RBC levels in their calculation formulas; and (ii) they do not stipulate "Action Levels" (like those described in the preceding paragraph) where corrective actions are required. However, the Commissioner of the Texas Insurance Department does have the power to take similar corrective actions if a company does not maintain the required minimum level of capital and surplus. Under the Texas Regulations, an insurer has met RBC requirements if its admitted assets exceed its liabilities by at least 6

================================================================================
percent. Great American Reserve is domiciled in Texas and must comply with Texas RBC requirements. At December 31, 1997, the admitted assets of Great American Reserve exceeded liabilities by the required 6 percent level.

   On the basis of statutory statements filed with state regulators annually, the NAIC calculates 11 financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A "usual range" of results for each ratio is used as a benchmark. In the past, variances in certain ratios of Great American Reserve have resulted in inquiries from insurance departments to which Great American Reserve has responded. Such inquiries did not lead to any restrictions affecting Great American Reserve's operations.

   Under the solvency or guaranty laws of most states in which it does business, Great American Reserve is required to pay guaranty fund assessments (up to certain prescribed limits). Guaranty funds are established by various states to fund policyholder losses or the liabilities of insolvent or rehabilitated insurance companies. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurer's financial strength. In certain instances, the assessments may be offset against future premium taxes. Great American Reserve establishes a reserve to provide for assessments related to known insolvencies. This reserve is based upon management's current expectation of the availability of this right of offset and state guaranty fund assessment bases. However, changes in the basis whereby assessments are charged to individual companies or changes to the availability of the right to offset assessments against premium tax payments could materially affect Great American Reserve's results of operations. Great American Reserve's statutory financial statements for the year ended December 31, 1997, include $1.2 million in expenses as a result of such assessments.

   FEDERAL INCOME TAXATION
   The annuity and life insurance products marketed and issued by Great American Reserve generally provide the policyholder with an income tax advantage, as compared to other saving investments such as certificates of deposit and bonds, in that income taxation on the increase in value of the product is deferred until it is received by the policyholder. With other savings investments, the increase in value is taxed as earned. Annuity benefits, and life insurance benefits, which accrue prior to the death of the policyholder, are generally not taxable until paid. Life insurance death benefits are generally exempt from income tax. Also, benefits received on immediate annuities (other than structured settlements) are recognized as taxable income ratably, as opposed to the methods used for some other investments, which tend to accelerate taxable income into earlier years. The tax advantage for annuities and life insurance is provided in the Internal Revenue Code (the "Code"), and is generally followed in all states and other United States taxing jurisdictions. Accordingly, the tax advantage is subject to change by Congress and by the legislatures of the respective taxing jurisdictions.

   In February of 1998, President Clinton released various revenue proposals and tax changes to be considered in the current federal budget. Such proposals contained numerous tax increases directed at the insurance industry, of which the more significant ones were as follows: taxing asset reallocations within variable annuities and exchanges of variable annuities, reducing the tax basis of insurance and annuity contracts for mortality charges and modifying tax reserving rules for annuity contracts. Great American Reserve has joined the insurance industry and other groups opposing these taxes upon savings, and expects that these proposed changes will not be enacted into legislation.

   Great American Reserve is taxed under the life insurance company provisions of the Code. Provisions in the Code require a portion of the expenses incurred in selling insurance products to be deducted over a period of years, as opposed to immediate deduction in the year incurred. This provision increases the tax for statutory accounting purposes, which reduces statutory surplus and, accordingly, decreases the amount of cash dividends that may be paid by Great American Reserve. As of December 31, 1997, the cumulative taxes paid as a result of this provision were $6.0 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GREAT AMERICAN RESERVE

   The following discussion highlights the material factors affecting the results of operations and financial condition and resources of Great American Reserve. This discussion should be read in conjunction with the financial statements and notes of Great American Reserve included elsewhere herein.

   All statements, trend analyses and other information contained in this report and elsewhere (such as in other filings by Great American Reserve with the Securities and Exchange Commission, press releases, presentations by Great American Reserve or its management or oral statements) relative to markets for Great American Reserve products and trends in Great American Reserve's operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (i) general economic conditions and other factors, including prevailing interest rate levels, stock market performance and health care inflation, which may affect the ability of Great American Reserve to sell its products, the market value of Great American Reserve's investments and the lapse rate and profitability of Great American Reserve's policies; (ii) Great American Reserve's ability to achieve anticipated levels of operational efficiencies through cost-saving initiatives; (iii) customer response to new products, distribution channels and marketing initiatives; (iv) mortality, morbidity, use of health care services and other factors that may affect the profitability of Great American Reserve's insurance products; (v) changes in the federal income tax laws and regulations that may affect the relative tax advantages of some of Great American Reserve's products; (vi) increasing competition in the sale of Great American Reserve's products; (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of insurance products, and health care regulation affecting Great American Reserve's health insurance products; and
(viii) the risk factors or uncertainties listed from time to time in Great American Reserve's other filings with the Securities and Exchange Commission.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
   RESULTS OF OPERATIONS
   The adjustments resulting from the adoption of a new basis of accounting under the "push down" method discussed above under "Selected Historical Financial Information of Great American Reserve Insurance Company", may impact the comparability of financial data for the periods before and after August 31, 1995.

   YEAR ENDED DECEMBER 31, 1997, COMPARED WITH YEAR ENDED DECEMBER 31, 1996 Insurance policy income consists of premiums received on traditional life products and policy fund and surrender charges assessed against investment type products. This amount decreased in 1997 compared with 1996 as a result of a decrease in sales of policies with mortality or morbidity risks. In addition, withdrawals from insurance liabilities were higher in 1997 than 1996, however fewer withdrawals were subject to surrender charges. Increases in withdrawals were primarily due to increased competition from higher yielding alternative investment products.

   Net investment income includes both income earned on the general invested assets of Great American Reserve and separate account assets related to variable annuities. Investment income earned on separate account assets is offset by a corresponding charge to amounts added to annuity and financial product policyholder account balances. Excluding investment income on separate accounts, net investment income in 1997 decreased 8.7 percent from 1996, to $166.9 million. Average invested assets (amortized cost basis and excluding separate account assets) decreased to $2.1 billion in 1997 from $2.3 billion in 1996, and the yield earned on average invested assets decreased to 7.9 percent from 8.1 percent. Cash flows received during 1997 and 1996 (including cash flows from the sales of investments) were invested in lower-yielding securities due to a general decline in interest rates.

   Net investment income on separate account assets in 1997 increased to $55.7 million from $35.6 million in 1996. Such income fluctuates in relation to total separate account assets and the return earned on such assets.

   Net investment gains often fluctuate from period to period. Great American Reserve sold $755.2 million of investment securities during 1997 compared with $988.9 million in 1996 which sales resulted in net investment gains of $13.6 million in 1997 compared with net investment gains of $3.5 million in 1996. In addition, Great American Reserve recorded net investment losses of $.3 million in 1997 and $.8 million in 1996 on writedowns of fixed maturity securities as a result of changes in conditions which caused it to believe that a decline in fair value of the investments was other than temporary.

   Selling securities at a gain and reinvesting the proceeds at a lower yield may, absent other management action, tend to decrease future investment yields. Great American Reserve believes, however, that certain factors would mitigate the adverse effect on net income of such yield decreases as follows: (i) additional amortization of the cost of policies purchased and the cost of policies produced is recognized in the same period as the gain in order to reflect reduced future yields (thereby reducing such amortization in future periods); (ii) interest rates credited to some products can be reduced thereby diminishing the effect of the yield decrease on the investment spread; and (iii) the investment portfolio grows as a result of reinvesting the realized gains.

   Insurance policy benefits and change in future policy benefits relate solely to policies with mortality or morbidity features. The increase in the 1997 period corresponds with the increase in the in-force block of such policies.

   Amounts added to annuity and financial product policyholder account balances (excluding amounts added to variable annuity products) decreased 11 percent in 1997 compared with 1996. Such decrease reflects changes in crediting rates. The weighted average crediting rate for annuity liabilities (other than separate accounts where the credited amount is based on investment income from segregated investments and excluding interest bonuses guaranteed for the first year of the contract) was 5.4 percent and 5.5 percent at December 31, 1997 and 1996, respectively.

   Interest expense on investment borrowings in the 1997 and 1996 periods reflect changes in investment borrowing activities and lower rates paid on such borrowings in 1997.

   Amortization consists of the amortization of cost of policies purchased, cost of policies produced and goodwill.

   Cost of policies produced represents the cost of producing new business (primarily commissions and certain costs of policy issuance and underwriting) which varies with and is primarily related to the production of new business. Costs deferred may represent amounts paid in the period new business is written (such as underwriting costs and first year commissions) or in periods after the business is written (such as commissions paid in subsequent years in excess of ultimate commissions paid).

   Cost of policies purchased represents the cost to acquire Great American Reserve that is attributable to the right to receive cash flows from insurance contracts in force at the acquisition dates.

   Net investment gains (losses) affect the timing of the amortization of the cost of policies purchased and the cost of policies produced. As a result of net investment gains from the sales of fixed maturity investments, amortization of cost of policies purchased and cost of policies produced increased $14.2 million in 1997 and $2.5 million in 1996.

   Other operating costs and expenses decreased 48 percent to $28.2 million in 1997 compared with $54.3 million in 1996 primarily as a result of decreases in policy maintenance expenses.

   Income tax expense fluctuated primarily in relationship to income before taxes.

   YEAR ENDED DECEMBER 31, 1996, COMPARED WITH 1995 PERIODS COMBINED (EIGHT MONTHS ENDED AUGUST 31, 1995 AND FOUR MONTHS ENDED DECEMBER 31, 1995) Insurance policy income consists of premiums received on traditional life products and policy fund and surrender charges assessed against investment type products. This amount decreased in 1996 compared with the 1995 periods as a result of a decrease in sales of policies with mortality or morbidity risks. In addition, withdrawals from insurance liabilities were higher in 1996 than 1995, however fewer withdrawals were subject to surrender charges. Increases in withdrawals were primarily due to the increased size of Great American Reserve's annuity portfolio and increased competition from higher yielding alternative investment products.

   Net investment income includes both income earned on the general invested assets of Great American Reserve and separate account assets related to variable annuities. Investment income earned on separate account assets is offset by a corresponding charge to amounts added to annuity and financial product policyholder account balances. Excluding investment income on separate accounts, net investment income in 1996 decreased 4.5 Percent from 1995, to $182.8 Million. Average invested assets (amortized cost basis and excluding separate account assets) decreased to $2.3 Billion in 1996 from $2.4 Billion in 1995, while the yield earned on such average invested assets was 8.1 Percent in both years.

================================================================================

   Net investment income on separate account assets in 1996 increased to $35.6 million from $19.2 million in the 1995 periods.

   Net investment gains often fluctuate from period to period. Great American Reserve sold $988.9 million of investments during 1996 compared with $919.7 million in 1995 which sales resulted in net investment gains of $3.5 million in 1996 compared with net investment gains of $21.4 million in 1995. In addition, Great American Reserve recorded net investment losses of $.8 million in 1996 and $1.6 million in the 1995 periods on writedowns taken as a result of conditions which caused Great American Reserve to conclude that declines in the fair value of certain securities were other than temporary.

   Selling securities at a gain and reinvesting the proceeds at a lower yield may, absent other management action, tend to decrease future investment yields. Great American Reserve believes, however, that certain factors would mitigate the adverse effect on net income of such yield decreases as follows: (i) additional amortization of the cost of policies purchased and the cost of policies produced is recognized in the same period as the gain in order to reflect reduced future yields (thereby reducing such amortization in future periods); (ii) interest rates credited to some products can be reduced thereby diminishing the effect of the yield decrease on the investment spread; and (iii) the investment portfolio grows as a result of reinvesting the investment gains.

   Insurance policy benefits and change in future policy benefits relate solely to policies with mortality or morbidity features. The decrease in 1996 corresponds with the decrease in the in-force block of such policies.

   Amounts added to annuity and financial product policyholder account balances (excluding amounts added to variable annuity products) decreased 5.8 percent in 1996 compared with the 1995 periods. Such decrease reflects changes in crediting rates. The weighted average crediting rate for annuity liabilities (other than separate accounts where the credited amount is based on investment income from segregated investments and excluding interest bonuses guaranteed for the first year of the contract) was 5.5 percent and 5.6 percent at December 31, 1996 and 1995, respectively.

   Interest expense on investment borrowings in 1996 and the 1995 periods reflect changes in investment borrowing activities and lower rates paid on such borrowings in 1996.

   Amortization is affected by the Conseco Acquisition and the adoption of a new basis of accounting under the "push down" method. Amortization in periods prior to the Conseco Acquisition is comprised of cost of policies purchased, cost of policies produced and goodwill based on the previous balances and bases. Amortization after the Conseco Acquisition is comprised of amortization of the aforementioned account balances, reflecting a combination of Conseco's ownership interests in previous balances and its newly purchased interests using the step-basis of accounting.

   Cost of policies purchased represents the cost to acquire Great American Reserve that is attributable to the right to receive cash flows from insurance contracts in force at the acquisition dates. Some costs incurred subsequent to the adoption of the new accounting basis on policies issued prior to such date, which otherwise would have been deferred had it not been for the change in accounting basis (because they vary with and are primarily related to the production of the acquired interests in policies) are expensed. Such costs are primarily comprised of certain commissions paid in excess of ultimate commissions which have been expensed as operating expense after August 31, 1995. However, such amounts were considered in determining the cost of policies purchased and its amortization.

   Net investment gains (losses) affect the timing of the amortization of the cost of policies purchased and the cost of policies produced. As a result of net investment gains from the sales of fixed maturity investments, amortization of cost of policies purchased and cost of policies produced increased $2.5 million in 1996, $10.0 million in the four months ended December 31, 1995 and $4.3 million in the eight months ended August 31, 1995.

   Other operating costs and expenses increased 48 percent to $54.3 million in 1996 compared with $36.8 million in the 1995 periods as a result of costs which were previously capitalized as part of cost of policies produced which were expensed in 1996 (see discussion of amortization related to operations); and additional costs incurred under new service agreements with Conseco as described in the notes to the financial statements for the year ended December 31, 1997, included herein.

   Income tax expense fluctuated primarily in relationship to income before taxes.

   INVESTMENTS
   Great American Reserve's investment strategy is to: (i) maintain a predominately investment grade fixed income portfolio; (ii) provide adequate liquidity to meet the cash flow requirements of policyholders and other obligations; and (iii) maximize current income and total investment return through active investment management. Consistent with this strategy, investments in fixed maturity securities, mortgage loans, credit-tenant loans, policy loans and short-term investments comprised 80 percent of Great American Reserve's investment portfolio at December 31, 1997. The remainder of the invested assets were in assets held in separate accounts and other invested assets. At December 31, 1997, Great American Reserve had invested assets of approximately $2.5 billion.

   Great American Reserve is regulated by insurance statutes and regulations as to the type of investments that it is permitted to make and the amount of funds that may be used for any one type of investment. In light of these statutes and regulations and Great American Reserve's business and investment strategy, Great American Reserve generally seeks to invest in United States government and government agency securities and corporate securities rated investment grade by established nationally recognized rating organizations or, if not rated, in securities of comparable investment quality.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
   The following table summarizes investment yields earned over the periods indicated:

                                                                                                                        PRIOR BASIS
                                                                                                                       ------------
                                                                                 YEAR          YEAR       FOUR MONTHS  EIGHT MONTHS
                                                                                 ENDED         ENDED         ENDED         ENDED
                                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   AUGUST 31,
                                                                                 1997          1996          1995          1995
===================================================================================================================================
                                                                                                (DOLLARS IN MILLIONS)
Weighted average invested assets excluding separate account assets):
  As reported  ..........................................................     $2,113.7      $2,237.9       $2,371.9       $2,312.8
  Excluding unrealized appreciation (depreciation) (a)...................      2,121.2       2,258.9        2,341.1        2,366.9
Net investment income (excluding investment income
  on separate accounts)..................................................        166.9         182.8           62.9          128.5
Yields earned:
  As reported ...........................................................          7.9%          8.2%           8.0%           8.3%
  Excluding unrealized appreciation (depreciation) (a)...................          7.9%          8.1%           8.1%           8.1%
===================================================================================================================================

(a) Excludes the effect of reporting fixed maturities at fair value as described in note 1 to the financial statements.

   Although investment income is a significant component of total revenues, the profitability of Great American Reserve's annuity business is determined primarily by spreads between interest rates earned and rates credited on annuity contracts. At December 31, 1997, the average yield, computed on the cost basis of Great American Reserve's investment portfolio, was 7.5 percent and the average interest rate credited or accruing to Great American Reserve's total liability portfolio, excluding interest bonuses guaranteed for the first year of the annuity contract only, was 5.4 percent.

   ACTIVELY MANAGED FIXED MATURITIES
   Great  American  Reserve's  actively  managed  fixed  maturity  portfolio  at
December 31, 1997, was comprised primarily of debt securities of the United States government, public utilities and other corporations and mortgage-backed securities. Mortgage-backed securities included collateralized mortgage obligations ("CMOs") and mortgage-backed pass-through securities.

   At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                               GROSS         GROSS       ESTIMATED
                                                                               AMORTIZED    UNREALIZED    UNREALIZED       FAIR
                                                                                 COST          GAINS        LOSSES         VALUE
==================================================================================================================================
                                                                                                (DOLLARS IN MILLIONS)
United States Treasury securities and obligations
  of United States government corporations and agencies..................     $   28.0         $  .7          $  --       $   28.7
Obligations of state and political subdivisions and
  foreign government obligations.........................................         39.0           1.2            1.3           38.9
Public utility securities ...............................................        184.6           3.5            2.3          185.8
Other corporate securities ..............................................        902.0          26.6            7.8          920.8
Mortgage-backed securities  .............................................        551.6           8.6             .4          559.8
----------------------------------------------------------------------------------------------------------------------------------
Total ...................................................................     $1,705.2         $40.6          $11.8       $1,734.0
==================================================================================================================================

================================================================================
   As discussed in the notes to the financial statements, when Great American Reserve adjusts carrying values of actively managed fixed maturity securities for changes in fair value, it also adjusts the cost of policies purchased, cost of policies produced and insurance liabilities. These adjustments are made in order to reflect the change in amortization that would be needed if those fixed maturity investments had actually been sold at their fair values and the proceeds reinvested at current interest rates.

   The following table sets forth actively managed fixed maturity securities at December 31, 1997, classified by rating categories. The category assigned is the highest rating by a nationally recognized statistical rating organization or, as to $42.4 million estimated fair value of fixed maturity securities not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For the purposes of this table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB-"; Class 3, "BB-"; and Classes 4-6, "B+ and below":

                                         PERCENT OF   PERCENT OF
INVESTMENT                                  FIXED        TOTAL
RATING                                   MATURITIES   INVESTMENTS
================================================================================

AAA ...................................       39%          27%
AA ....................................        7            5
A .....................................       18           13
BBB+ ..................................        8            6
BBB ...................................       12            8
BBB- ..................................        8            5
--------------------------------------------------------------------------------
  Investment-grade ....................       92           64
--------------------------------------------------------------------------------
BB+ ...................................        2            1
BB ....................................        2            1
BB- ...................................        1            1
B+ and below  .........................        3            2
--------------------------------------------------------------------------------
  Below investment-grade ..............        8            5
--------------------------------------------------------------------------------
    Total actively managed fixed maturities  100%          69%
================================================================================

   Great American Reserve plans to maintain approximately the present level of below investment grade fixed maturities. These securities generally have greater risks than other corporate debt investments, including risk of loss upon default by the borrower, and are often unsecured and subordinated to other creditors. Below investment grade issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. Great American Reserve is aware of these risks and monitors its below investment grade securities closely. At December 31, 1997, Great American Reserve's below investment grade fixed maturity investments had an amortized cost of $135.8 million and an estimated fair value of $132.3 million.

   Great American Reserve's investment portfolio is managed by CCM. Great American Reserve and CCM periodically evaluate the creditworthiness of each issuer whose securities are held in the portfolio. Special attention is paid to those securities whose market values have declined materially for reasons other than changes in interest rates or other general market conditions. Great
American Reserve considers available information to evaluate the realizable value of the investment, the specific condition of the issuer, and the issuer's ability to comply with the material terms of the security. Information reviewed may include the recent operational results and financial position of the issuer, information about its industry, recent press releases and other information. CCM employs a staff of experienced securities analysts in a variety of specialty areas. Among other responsibilities, this staff compiles and reviews such evidence. If evidence does not exist to support a realizable value equal to or greater than the carrying value of the investment and such decline in market value is determined to be other than temporary, Great American Reserve reduces the carrying amount to its net realizable value, which becomes the new cost basis; the amount of the reduction is reported as an investment loss. Great American Reserve recognizes any recovery of such reductions in the cost basis of an investment only upon the sale, repayment or other disposition of the investment. Great American Reserve recorded writedowns of investments of $.3 million in 1997 and $.8 million in 1996 as a result of changes in conditions which caused it to conclude that the decline in fair value of such investments was other than temporary. Great American Reserve's investment portfolio is subject to the risks of further declines in realizable value. Great American Reserve and CCM, however, attempt to mitigate this risk through the diversification and active management of its portfolio.

   Great American Reserve had no fixed maturity investment in technical default (i.e., in default, but not as to the payment of interest or principal) and $.3 million of fixed maturity investments in substantive default (i.e., in default due to nonpayment of interest or principal) at December 31, 1997.

   At December 31, 1997, fixed maturity investments included $559.8 million of mortgage-backed securities (32 percent of the fixed maturity security portfolio). CMOs are securities backed by pools of pass-through securities and/or mortgages that are segregated into sections or "tranches" which provide for sequential retirement of principal rather than the pro rata share of principal return which occurs through regular monthly principal payments on pass-through securities.

   The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. Interest and principal payments occur more frequently, often monthly, and mortgage-backed securities are subject to risks associated with variable prepayments. Prepayment rates are influenced by a number of factors which cannot be predicted with certainty, including the relative sensitivity of the underlying mortgages backing the assets to changes in interest rates; a variety of economic, geographic and other factors; and the repayment priority of the securities in the overall securitization structures.

   In general, prepayments on the underlying mortgage loans, and the securities backed by these loans, increase when the level of prevailing interest rates declines significantly below the interest rates on such loans. Mortgage-backed securities purchased at a discount to par will experience an increase in yield when the underlying mortgages prepay faster than expected. Those securities purchased at a premium that prepay faster than expected will incur a reduction in yield. When declines in interest rates occur, the proceeds from the prepayment of mortgage-backed securities are likely to be reinvested at lower rates than Great American Reserve was earning on the prepaid securities. As the level of prevailing interest rates increases, prepayments on mortgage-backed securities decrease as fewer underlying mortgages are refinanced. When this occurs, the average maturity and duration of the mortgage-backed securities increase, which decreases the yield on mortgage-backed securities purchased at a discount because the discount is realized as income at a slower rate and increases the yield on those purchased at a premium as a result of a decrease in annual amortization of the premium.

   The following table sets forth the par value, amortized cost and estimated fair value of mortgage-backed securities including CMOs

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
summarized by interest rates on the underlying collateral at December 31, 1997:

                                      PAR       AMORTIZED    ESTIMATED
                                     VALUE        COST      FAIR VALUE
================================================================================
                                          (DOLLARS IN MILLIONS)
Below 7 percent ..........          $218.9       $216.2       $218.9
7 percent - 8 percent.....           228.4        232.5        235.5
8 percent - 9 percent.....            63.9         62.6         64.2
9 percent and above.......            38.9         40.3         41.2
--------------------------------------------------------------------------------
  Total mortgage-backed securities  $550.1       $551.6       $559.8
================================================================================

   The amortized cost and estimated fair value of mortgage-backed securities including CMOs at December 31, 1997, summarized by type of security were as follows:
                                                            ESTIMATED FAIR VALUE
                                                            --------------------
                                                                 % OF
                                     AMORTIZED                   FIXED
TYPE                                    COST        AMOUNT     MATURITIES
================================================================================
                                     (DOLLARS IN MILLIONS)
Pass-throughs and sequential
  and targeted amortization classes    $455.4     $462.2          26%
Planned amortization classes and
  accretion directed bonds ...........   67.6       68.7           4
Subordinated classes .................   28.6       28.9           2
--------------------------------------------------------------------------------
                                       $551.6     $559.8          32%
================================================================================
   Pass-throughs and sequential and targeted amortization classes have similar prepayment variability. Pass-throughs have historically provided the best liquidity in the mortgage-backed securities market and provide the best price/performance ratio in a highly volatile interest rate environment. This type of security is also frequently used as collateral in the dollar-roll market. Sequential classes pay in a strict sequence; all principal payments received by the CMO are paid to the sequential tranches in order of priority. Targeted amortization classes provide a modest amount of prepayment protection when prepayments on the underlying collateral increase from those assumed at pricing. Thus, they offer slightly better call protection than sequential classes and pass-throughs.

   Planned amortization classes and accretion directed bonds are some of the most stable and liquid instruments in the mortgage-backed securities market. Planned amortization class bonds adhere to a fixed schedule of principal payments as long as the underlying mortgage collateral experiences prepayments within a certain range. Changes in prepayment rates are first absorbed by support classes. This insulates the planned amortization classes from the consequences of both faster prepayments (average life shortening) and slower prepayments (average life extension).

   Subordinated   CMO  classes  have  both   prepayment  and  credit  risk.  The
subordinated classes are used to lend credit enhancement to the senior securities and as such, rating agencies require that this support not deteriorate due to the prepayment of the subordinated securities. The credit risk of subordinated classes is derived from the negative leverage of owning a small percentage of the underlying mortgage loan collateral while bearing a majority of the risk of loss due to homeowner defaults.

   All mortgage-backed securities are subject to risks associated with variable prepayments. As a result, these securities may have a different actual maturity than planned at the time of purchase. When securities having a cost greater than par are backed by mortgages that prepay faster than expected, Great American Reserve records a charge to investment income. When securities having a cost less than par prepay faster than expected, Great American Reserve records investment income.

   The degree to which a mortgage-backed security is susceptible to income fluctuations is influenced by: (i) the difference between its cost and par; (ii) the relative sensitivity of the underlying mortgages backing the security to prepayment in a changing interest rate environment; and (iii) the repayment priority of the security in the overall securitization structure. Great American Reserve limits the extent of these risks by : (i) purchasing securities which are backed by collateral with lower prepayment sensitivity (such as mortgages priced at a discount to par value and mortgages that are extremely seasoned);
(ii) avoiding securities whose values are heavily influenced by changes in prepayments (such as interest-only and principal-only securities); and (iii) investing in securities structured to reduce prepayment risk (such as planned amortization class ("PAC") and targeted amortization class ("TAC") collateralized mortgage obligations). PAC and TAC instruments represented approximately 17 percent of Great American Reserve's mortgage-backed securities at December 31, 1997.

   If Great American Reserve determines that it will dispose of an investment held in the actively managed fixed maturity category, it will either sell the security or transfer it to the trading account at its fair value; the gain or loss is recognized immediately. There were no such transfers in 1997. During 1997, Great American Reserve sold actively managed fixed maturity securities generating proceeds of $739.4 million, resulting in $20.6 million of investment gains and $5.1 million in investment losses (before related expenses, amortization and taxes). Such securities were sold in response to changes in the investment environment which created opportunities to enhance the total return of the investment portfolio without adversely affecting the quality of the portfolio or the matching of expected maturities of assets and liabilities. The realization of gains and losses affects the timing of the amortization of the cost of policies produced and the cost of policies purchased, as explained in note 1 to the financial statements.

   OTHER INVESTMENTS
   Credit-tenant loans are loans on commercial properties where the lease of the principal tenant is assigned to the lender and the principal tenant, or any guarantor of such tenant's obligations, has a credit rating at the time of origination of the loan of at least or B- or its equivalent. The underwriting guidelines consider such factors as: (i) the lease term of the property; (ii) the mortgagee's management ability, including business experience, property management capabilities and financial soundness; and (iii) such economic, demographic or other factors that may affect the income generated by the property, or its value. The underwriting guidelines also generally require a loan-to-value ratio of 75 percent or less. Credit-tenant loans are carried at amortized cost and were $88.9 million at December 31, 1997, or 3.6 percent of total invested assets. The total estimated fair value of credit-tenant loans was $93.4 million at December 31, 1997.

   At December 31, 1997, Great American Reserve held mortgage loan investments with a carrying value of $57.2 million (or 2.3 percent of total invested assets) and a fair value of $61.2 million. Substantially all of the mortgage loan investments were commercial loans.

   Non-current mortgage loans were not significant at December 31, 1997. At December 31, 1997, Great American Reserve had a loan loss reserve of $.8 million. Approximately 35 percent, 20 percent, 9 percent and 9 percent of the mortgage loans were on properties located in California, Texas, Kentucky and Florida, respectively. No other state comprised greater than 5 percent of the mortgage loan balance.

================================================================================
   At December 31, 1997, Great American Reserve held $.9 million of trading securities. Trading securities are investments that are purchased with the intent to be traded prior to their maturity, or are believed likely to be disposed of in the foreseeable future as a result of market or issuer developments. Trading securities are carried at estimated fair value, with the changes in fair value reflected in the statement of operations.

   Short-term investments totaled $49.5 million, or 2.0 percent of invested assets at December 31, 1997, and consisted primarily of commercial paper and repurchase agreements relating to government securities.

   LIQUIDITY
   Great American Reserve generally produces adequate cash flow from premium collections and investment income to meet its obligations. The liabilities related to insurance policies are primarily long term and generally are paid from future cash flows. Most of the assets, other than policy loans, are invested in bonds and other securities, substantially all of which are readily marketable. Although there is no present need or intent to dispose of such investments, Great American Reserve could liquidate portions of its investments if the need arose.

   As part of its investment strategy, Great American Reserve enters into reverse repurchase agreements and dollar-roll transactions to increase its return on investments and improve its liquidity. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price. Dollar-rolls are similar to reverse repurchase agreements except that the repurchase involves securities that are only substantially the same as the securities sold. These transactions are accounted for as short-term collateralized borrowings. Such borrowings averaged approximately $90.4 million during 1997 (compared with an average of $115.3 million during 1996) and were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 4.4 percent in 1997 and 5.3 percent in 1996. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. Great American Reserve's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (which was not material at December 31, 1997). Great American Reserve believes that the counterparties to its reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

   Of Great American Reserve's total insurance liabilities at December 31, 1997 less than 8 percent could not be surrendered, 49 percent could be surrendered only by incurring a surrender charge and 43 percent could be surrendered without penalty.

   Great American Reserve believes that it has adequate short-term investments and readily marketable investment-grade securities to cover the payments under contracts containing fixed payment dates plus any likely cash needs for all other contracts and obligations. Great American Reserve's investment portfolio at December 31, 1997 included $49.5 million of short-term investments and $1.5 billion of publicly traded investment-grade bonds. Great American Reserve believes that such investments could be readily sold at or near carrying value or used to facilitate borrowings under reverse repurchase agreements.

   YEAR 2000 CONVERSION COSTS
   Great American Reserve, like other companies, has initiated programs to ensure that all of the computer systems it utilizes (including the computer systems used by its outside service providers) will function properly in the year 2000. Although an assessment of the total expected costs specifically related to the year 2000 conversion has not been completed, the total amounts to be expensed over the next two years are not expected to have a significant effect on Great American Reserve's financial position or results of operations. Great American Reserve believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis. However, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact.

   MARKET-SENSITIVE INSTRUMENTS AND RISK MANAGEMENT
   Great American Reserve seeks to invest its available funds in a manner that will maximize shareholder value and fund future obligations to policyholders and debtors, subject to appropriate risk considerations. Great American Reserve seeks to meet this objective through investments that: (i) have similar characteristics to the liabilities they support; (ii) are diversified among industries, issuers and geographic locations; and (iii) make up a predominantly investment-grade fixed maturity securities portfolio. Many of Great American Reserve's products incorporate surrender charges, market interest rate adjustments or other features to encourage persistency. Approximately 49 percent of Great American Reserve's total insurance liabilities at December 31, 1997, had surrender penalties or other restrictions and approximately 8 percent are not subject to surrender.

   Great American Reserve seeks to maximize the total return on its investments through active investment management. Accordingly, Great American Reserve has determined that its entire portfolio of fixed maturity securities is available to be sold in response to: (i) changes in market interest rates; (ii) changes in relative values of individual securities and asset sectors; (iii) changes in prepayment risks; (iv) changes in credit quality outlook for certain securities;
(v) liquidity needs; and (vi) other factors. From time to time, Great American Reserve invests in securities for trading purposes, although such investments account for a relatively small portion of Great American Reserve's total portfolio.

   Profitability of many of Great American Reserve's products is significantly affected by the spreads between interest yields on investments and rates credited on insurance liabilities. Although substantially all credited rates on Great American Reserve's annuity products may be changed annually (subject to minimum guaranteed rates), changes in competition and other factors, including the impact of the level of surrenders and withdrawals, may limit Great American Reserve's ability to adjust or to maintain crediting rates at levels necessary to avoid narrowing of spreads under certain market conditions. As of December 31, 1997, the average yield, computed on the cost basis of Great American Reserve's investment portfolio, was 7.5 percent, and the average interest rate credited or accruing to Great American Reserve's total insurance liabilities was
5.4 percent, excluding interest bonuses guaranteed for the first year of the annuity contract only.

   Great American Reserve uses computer models to perform simulations of the cash flows generated from its existing business under vari-

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
ous interest rate scenarios. These simulations enable Great American Reserve to measure the potential gain or loss in fair value of its interest rate-sensitive financial instruments. With such estimates, Great American Reserve seeks to closely match the duration of its assets to the duration of its liabilities. When the estimated durations of assets and liabilities are similar, exposure to interest rate risk is minimized because a change in the value of assets should be largely offset by a change in the value of liabilities. At December 31, 1997, the adjusted modified duration of our fixed maturity securities and short-term investments was approximately 5.6 years and the duration of our insurance liabilities was approximately 7.0 years.

   If interest rates were to increase by 10 percent from their December 31, 1997 levels, Great American Reserve's fixed maturity securities and short-term investments (net of corresponding changes in the value of cost of policies purchased, cost of policies produced and insurance liabilities) would decline in fair value by approximately $35 million. The calculations involved in Great American Reserve's computer simulations incorporate numerous assumptions, require significant estimates and assume an immediate change in interest rates without any management of the investment portfolio in reaction to such change. Consequently, potential changes in the value of Great American Reserve's financial instruments indicated by the simulations will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material. Because Great American Reserve actively manages its investments and liabilities, actual losses could be less than those estimated above.

THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS
   The directors and principal executive officers of the Company as of February 9, 1998 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years.

                                    PRINCIPAL BUSINESS OCCUPATION
NAME                                    DURING LAST FIVE YEARS
================================================================================

Ngaire E. Cuneo          Since 1993,  Director of Conseco's  principal insurance
   (Age 47)              subsidiaries.  Since 1992,  Executive  Vice  President,
                         Corporate  Development  of  Conseco,  Inc.  and various
                         positions  with  certain  of  its   affiliates.   Prior
                         thereto,  Ms. Cuneo was Senior Vice  President/Managing
                         Director of GE Capital from 1986 -- 1992.

Stephen C. Hilbert       Since  1979,  Chairman  of the Board,  Chief  Executive
   (Age 52)              Officer  and  Director  of  Conseco,  Inc.  Since 1988,
                         President and various positions with the Company and certain of its affiliates.

Rollin M. Dick           Since 1986,  Executive Vice President,  Chief Financial
   (Age 66)              Officer  and  Director  of  Conseco,  Inc.  and various
                         positions   with  the   Company   and  certain  of  its
                         affiliates.

Thomas J. Kilian         Since 1998, Executive Vice President,  Chief Operations
   (Age 46)              Officer  and  Director  of  Conseco,  Inc.  and various
                         positions with certain of its affiliates. President of Great American Reserve.

John J. Sabl             Since 1997,  Director,  Executive  Vice  President  and
   (Age 46)              General Counsel of Conseco,  Inc. and various positions
                         with certain of its affiliates. Prior thereto, Mr. Sabl was a partner in the law firm of Sidley & Austin in Chicago, Illinois.


EXECUTIVE COMPENSATION
   The Company has no full-time employees and does not pay compensation to any employee, officer or director of the Company.

LEGAL PROCEEDINGS
   There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor the Distributor is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

ADDITIONAL INFORMATION ABOUT THE VARIABLE ACCOUNT
   Additional information concerning the Variable Account is contained in a SAI which is available without charge, by contacting the Company at 11815 N. Pennsylvania Street, Carmel, Indiana 46032, (800)342-6307.

REGISTRATION STATEMENT
   A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts and Certificates offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Company and the Contracts and Certificates offered hereby. Statements contained in this Prospectus as to the content of Contracts and Certificates and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

LEGAL OPINIONS
   Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

INDEPENDENT ACCOUNTANTS
   The financial statements of Great American Reserve as of December 31, 1997 and 1996, and for the years ended December 31, 1997 and 1996, the four months ended December 31, 1995, and the eight months ended August 31, 1995, included in this prospectus, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS
   Financial statements of the Company are included in this Prospectus. No financial statements for the Variable Account have been included because, as of December 31, 1997, the Variable Account had no assets. The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and Certificates.

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                        REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
GREAT AMERICAN RESERVE INSURANCE COMPANY

   We have audited the accompanying balance sheet of Great American Reserve Insurance Company (the "Company") as of December 31, 1997 and 1996, and the related statements of operations, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996 and the four months ended December 31, 1995. We have also audited the accompanying statement of operations, shareholder's equity and cash flows of the Company for the eight months ended August 31, 1995 based on the basis of accounting applicable to periods prior to the adoption of push down accounting upon Conseco, Inc.'s purchase of all common shares of the Company it did not previously own (see note 1 of the notes to financial statements regarding the adoption of push down accounting). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great American Reserve Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, the four months ended December 31, 1995 and the eight months ended August 31, 1995, in conformity with generally accepted accounting principles.




                                                  /s/COOPERS & LYBRAND L.L.P.
                                                  ------------------------------
                                                     COOPERS & LYBRAND L.L.P.
Indianapolis, Indiana
April 20, 1998

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                  FINANCIAL STATEMENTS - DECEMBER 31, 1997 AND
                                      1996
================================================================================

                                                   BALANCE SHEET

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNT)
===============================================================================================================================
                                                                                                            1997           1996
================================================================================================================================
ASSETS
  Investments:
    Actively managed fixed maturities at fair value
      (amortized cost: 1997 - $1,705.2; 1996 - $1,810.8)...............................................   $1,734.0      $1,795.1
    Mortgage loans.....................................................................................       57.2          77.3
    Credit-tenant loans................................................................................       88.9          93.4
    Policy loans.......................................................................................       80.6          80.8
    Other invested assets..............................................................................       88.2          89.0
    Short-term investments.............................................................................       49.5          14.8
    Assets held in separate accounts...................................................................      402.1         232.4
--------------------------------------------------------------------------------------------------------------------------------
      Total investments................................................................................    2,500.5       2,382.8
Accrued investment income..............................................................................       30.5          32.9
Cost of policies purchased.............................................................................      101.6         143.0
Cost of policies produced..............................................................................       60.7          38.2
Reinsurance receivables................................................................................       21.9          25.7
Goodwill (net of accumulated amortization: 1997 - $13.2; 1996 - $11.7).................................       48.2          49.7
Other assets...........................................................................................        8.3           8.2
--------------------------------------------------------------------------------------------------------------------------------
      Total assets.....................................................................................   $2,771.7      $2,680.5
================================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
  Liabilities:
    Insurance liabilities:
      Interest sensitive products......................................................................   $1,522.1      $1,636.5
      Traditional products.............................................................................      248.3         251.5
      Claims payable and other policyholder funds......................................................       62.5          69.5
      Liabilities related to separate accounts.........................................................      402.1         232.4
    Income tax liabilities.............................................................................       44.2          29.8
    Investment borrowings..............................................................................       61.0          48.4
    Other liabilities..................................................................................       14.6          15.5
--------------------------------------------------------------------------------------------------------------------------------
      Total liabilities................................................................................    2,354.8       2,283.6
--------------------------------------------------------------------------------------------------------------------------------
  Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
      shares authorized, 1,043,565 shares issued and outstanding)......................................      380.8         380.8
    Accumulated other comprehensive income:
      Unrealized appreciation (depreciation) of fixed maturity securities
        (net of applicable deferred income taxes: 1997-- $4.4; 1996-- $(2.4))..........................        8.2          (4.4)
      Unrealized appreciation (depreciation) of other investments
        (net of applicable deferred income taxes: 1997-- $.3; 1996-- $(.1))............................         .5           (.2)
    Retained earnings..................................................................................       27.4          20.7
--------------------------------------------------------------------------------------------------------------------------------
      Total Shareholder's Equity ......................................................................      416.9         396.9
--------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity.......................................................   $2,771.7      $2,680.5
================================================================================================================================


   The accompanying notes are an integral part of the financial statements.

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                        FINANCIAL STATEMENTS - CONTINUED
================================================================================

                             STATEMENT OF OPERATIONS

(DOLLARS IN MILLIONS)
==================================================================================================================================

                                                                                                                       PRIOR BASIS
                                                                                                                       -----------
                                                                                YEAR          YEAR       FOUR MONTHS   EIGHT MONTHS
                                                                                ENDED         ENDED         ENDED         ENDED
                                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   AUGUST 31,
                                                                                 1997          1996          1995          1995
==================================================================================================================================
Revenues:
  Insurance policy income................................................       $ 75.7       $ 81.4         $ 31.8         $ 60.5
  Net investment income..................................................        222.6        218.4           74.2          136.4
  Net investment gains...................................................         13.3          2.7           12.5            7.3
---------------------------------------------------------------------------------------------------------------------------------
    Total revenues.......................................................        311.6        302.5          118.5          204.2
---------------------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
  Insurance policy benefits..............................................         56.5         54.9           18.9           45.9
  Change in future policy benefits.......................................         (4.8)        (3.7)            .2           (4.3)
  Amounts added to annuity and financial product
    policyholder account balances:
    Interest.............................................................         83.6         93.8           32.9           66.7
    Other amounts added to variable annuity products.....................         55.7         35.6           11.3            7.9
  Interest expense on investment borrowings..............................          4.0          6.2            1.0            3.6
  Amortization...........................................................         27.1         20.3           15.3           16.0
  Other operating costs and expenses.....................................         28.2         54.3           13.1           23.7
---------------------------------------------------------------------------------------------------------------------------------
    Total benefits and expenses..........................................        250.3        261.4           92.7          159.5
---------------------------------------------------------------------------------------------------------------------------------
    Income before income taxes...........................................         61.3         41.1           25.8           44.7
Income tax expense.......................................................         22.1         15.4            9.7           16.5
---------------------------------------------------------------------------------------------------------------------------------
    Net income...........................................................       $ 39.2       $ 25.7         $ 16.1         $ 28.2
=================================================================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                        FINANCIAL STATEMENTS - CONTINUED
================================================================================

                                         STATEMENT OF SHAREHOLDER'S EQUITY

(DOLLARS IN MILLIONS)
==================================================================================================================================
                                                                                          COMMON STOCK  ACCUMULATED OTHER
                                                                                         AND ADDITIONAL   COMPREHENSIVE   RETAINED
                                                                                 TOTAL   PAID-IN CAPITAL     INCOME       EARNINGS
==================================================================================================================================
Balance, December 31, 1994 (a)...........................................       $364.9       $339.7         $(55.1)        $80.3
  Comprehensive income, net of tax:
    Net income (a).......................................................         28.2           --             --          28.2
    Change in unrealized appreciation (depreciation) of securities
      (net of applicable income taxes of 34.1) (a).......................         59.0           --           59.0            --
-----------------------------------------------------------------------------------------
        Total comprehensive income (a)...................................         87.2
  Dividends on common stock (a)..........................................        (41.2)          --             --         (41.2)
  Adjustment of balance due to new accounting basis......................          5.1         41.1           (2.0)        (34.0)
----------------------------------------------------------------------------------------------------------------------------------
Balance, August 31, 1995.................................................        416.0        380.8            1.9          33.3
  Comprehensive income, net of tax:
    Net income...........................................................         16.1           --             --          16.1
    Change in unrealized appreciation (depreciation) of securities
      (net of applicable income taxes of $6.1)...........................         10.5           --           10.5            --
-----------------------------------------------------------------------------------------
        Total comprehensive income.......................................         26.6
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995...............................................        442.6        380.8           12.4          49.4
  Comprehensive income, net of tax:
    Net income...........................................................         25.7           --             --          25.7
    Change in unrealized appreciation (depreciation) of securities
      (net of applicable income taxes of ($9.7)).........................        (17.0)          --          (17.0)           --
-----------------------------------------------------------------------------------------
        Total comprehensive income.......................................          8.7
  Dividends on common stock..............................................        (54.4)          --             --         (54.4)
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996...............................................        396.9        380.8           (4.6)         20.7
  Comprehensive income, net of tax:
    Net income...........................................................         39.2           --             --          39.2
    Change in unrealized appreciation (depreciation) of securities
      (net of applicable income taxes of $7.2)...........................         13.3           --           13.3            --
-----------------------------------------------------------------------------------------
        Total comprehensive income.......................................         52.5
  Dividends on common stock..............................................        (32.5)          --             --         (32.5)
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997...............................................       $416.9       $380.8          $ 8.7         $27.4
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------

(a) Prior basis.

   The accompanying notes are an integral part of the financial statements.

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                        FINANCIAL STATEMENTS - CONTINUED
================================================================================

                                           STATEMENT OF CASH FLOWS
(DOLLARS IN MILLIONS)
================================================================================================================================
                                                                                                                     PRIOR BASIS
                                                                                                                    ------------
                                                                              YEAR          YEAR       FOUR MONTHS  EIGHT MONTHS
                                                                              ENDED         ENDED         ENDED         ENDED
                                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   AUGUST 31,
                                                                              1997          1996          1995          1995
--------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net income..........................................................       $ 39.2       $ 25.7         $ 16.1         $ 28.2
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Amortization....................................................         27.1         20.3           15.3           16.0
      Income taxes....................................................          6.7         (3.9)           2.3            2.9
      Insurance liabilities...........................................        (60.9)       (40.5)         (25.8)         (14.0)
      Amounts added to annuity and financial product
        policyholder account balances.................................        139.3        129.4           44.2           74.6
      Fees charged to insurance liabilities...........................        (31.3)       (32.8)         (10.3)         (22.2)
      Accrual and amortization of investment income...................           .3          3.1            3.2           (1.8)
      Deferral of cost of policies produced...........................        (31.8)       (13.2)          (3.0)          (6.6)
      Investment gains................................................        (13.3)        (2.7)         (12.5)          (7.3)
      Other...........................................................         (4.6)        (8.8)          (8.9)          (3.2)
--------------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities.......................         70.7         76.6           20.6           66.6
--------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Sales of investments................................................        755.2        988.9          513.2          406.5
  Maturities and redemptions..........................................        150.4        101.7           60.4           57.5
  Purchases of investments............................................       (753.6)      (954.2)        (532.2)        (476.2)
--------------------------------------------------------------------------------------------------------------------------------
      Net cash provided (used) by investing activities................        152.0        136.4           41.4          (12.2)
--------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
  Deposits to insurance liabilities...................................        255.9        169.8           50.8          104.4
  Cash paid in reinsurance recapture..................................           --           --          (71.1)            --
  Investment borrowings...............................................         12.6        (35.8)         (36.8)         121.0
  Withdrawals from insurance liabilities..............................       (424.0)      (306.7)         (71.9)        (166.3)
  Dividends paid on common stock......................................        (32.5)       (44.5)            --          (41.2)
--------------------------------------------------------------------------------------------------------------------------------
      Net cash provided (used) by financing activities................       (188.0)      (217.2)        (129.0)          17.9
--------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in short-term investments...............         34.7         (4.2)         (67.0)          72.3
Short-term investments, beginning of period...........................         14.8         19.0           86.0           13.7
--------------------------------------------------------------------------------------------------------------------------------
Short-term investments, end of period ................................       $ 49.5       $ 14.8         $ 19.0         $ 86.0
================================================================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND BASIS OF PRESENTATION
   Great American Reserve Insurance Company (the "Company") markets tax-qualified annuities and certain employee benefit- related insurance products through professional independent agents. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company engaged in the development, marketing and administration of supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. During 1994, Conseco effectively owned 36 percent of the Company, through its ownership interest in CCP Insurance, Inc. ("CCP"), a holding company organized for companies previously acquired by Conseco Capital Partners, Inc. (the "Partnership"), a limited partnership organized by Conseco. The Company was acquired by the Partnership in 1990 (the "Partnership Acquisition"). During 1995, Conseco's ownership in CCP (and in the Company) increased to 49 percent as a result of purchases of CCP common stock by CCP and Conseco. In August 1995, Conseco completed the purchase of the remaining shares of CCP common stock it did not already own in a transaction pursuant to which CCP was merged with Conseco, with Conseco being the surviving corporation (the "Conseco Acquisition").

   The accompanying financial statements give effect to "push down" purchase accounting to reflect the Partnership Acquisition and the Conseco Acquisition. As a result of applying "push down" purchase accounting: (i) the Company's financial position and results of operations for periods subsequent to the Partnership Acquisition and before the Conseco Acquisition (the "prior basis")
reflect the Partnership's cost to acquire the Company's asset and liability accounts based upon their estimated fair values at the purchase date; and (ii) the Company's financial position and results of operations for periods subsequent to the Conseco Acquisition reflect Conseco's cost to acquire the Company's asset and liability accounts based upon their estimated fair values at the purchase dates.

   The effect of the adoption of the new basis of accounting on the Company's balance sheet accounts on August 31, 1995, was as follows (dollars in millions):

                                                               DEBIT
                                                              (CREDIT)
======================================================================

Cost of policies purchased .................................   $59.0
Cost of policies produced ..................................   (27.0)
Goodwill ...................................................   (15.1)
Insurance liabilities ......................................    (1.2)
Income tax liabilities .....................................   (11.9)
Other ......................................................     1.3
Common stock and additional paid-in capital ................   (41.1)
Net unrealized appreciation of fixed maturity securities ...     1.4
Net unrealized appreciation of other investments ...........      .6
Retained earnings ..........................................    34.0

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), which differ in some respects from statutory accounting practices followed in the preparation of financial statements submitted to state insurance departments. As such, they include amounts based on informed estimates and judgment, with consideration given to materiality. Many estimates and assumptions are utilized in calculating amortized value and recoverability of securities, cost of policies produced, cost of policies purchased, goodwill, insurance liabilities, guaranty fund assessment accruals, liabilities for litigation and deferred income taxes. Actual results could differ from reported results using those estimates. Certain amounts from the 1996 financial statements and notes have been reclassified to conform with the 1997 presentation.

   INVESTMENTS
   Fixed maturity investments are securities that mature more than one year after issuance. They include bonds, notes receivable and preferred stocks with mandatory redemption features and are classified as follows:

   Actively managed - fixed maturity securities that may be sold prior to maturity due to changes that might occur in market interest rates, issuer credit quality or the Company's liquidity requirements. Actively managed fixed maturity securities are carried at estimated fair value and the unrealized gain or loss is recorded net of tax and related adjustments described below as a component of shareholder's equity.

   Trading - fixed maturity securities are bought and held principally for the purpose of selling them in the near term. Trading securities are carried at estimated fair value. Unrealized gains or losses are included in net investment gains (losses). The Company held $.9 million of trading securities at December 31, 1997, which are included in other invested assets. The Company did not hold any trading securities at December 31, 1996 or 1995.

   Held to maturity - fixed maturity securities which the Company has the ability and positive intent to hold to maturity, and are carried at amortized cost. The Company may dispose of these securities if the credit quality of the issuer deteriorates, if regulatory requirements change or under other unforeseen circumstances. The Company has not held any securities in this classification during 1997, 1996 or 1995.

   Anticipated returns, including investment gains and losses, from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and the cost of policies produced. When actively managed fixed maturity securities are stated at estimated fair value, an adjustment to the cost of policies purchased and the cost of policies produced may be necessary if a change in amortization would have been recorded if such securities had been sold at their fair value and the proceeds reinvested at current yields. Furthermore, if future yields expected to be earned on such securities decline, it may be necessary to increase certain insurance liabilities. Adjustments to such liabilities are required when their balances, in addition to future net cash flows (including investment income), are insufficient to cover future benefits and expenses.

   Unrealized gains and losses and the related adjustments described in the preceding paragraph have no effect on earnings, but are recorded, net of tax, as a component of shareholder's equity. The fol-

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
lowing tables summarize the effect of these adjustments as of December 31, 1997:

                                              EFFECT OF
                                             FAIR VALUE
                                            ADJUSTMENT TO
                                              ACTIVELY
                                               MANAGED
                                    BALANCE     FIXED
                                    BEFORE     MATURITY     REPORTED
                                  ADJUSTMENT  SECURITIES     AMOUNT
================================================================================
                                         (DOLLARS IN MILLIONS)
Actively managed fixed
  maturity securities.....         $1,705.2    $ 28.8       $1,734.0
Cost of policies purchased            115.0     (13.4)         101.6
Cost of policies produced.             63.5      (2.8)          60.7
Income tax liabilities....             39.8       4.4           44.2
Net unrealized appreciation of
  fixed maturity securities, net.        --       8.2            8.2

   When changes in conditions cause a fixed maturity investment to be transferred to a different category (e.g. actively managed, held to maturity or trading), the security is transferred to the new category at its fair value at the date of the transfer. There were no such transfers in 1997, 1996 or 1995. At the transfer date, the security's unrealized gain or loss is recorded as follows:

  o For transfers to the trading category, the unrealized gain or loss is recognized in earnings;
  o For transfers from the trading category, the unrealized gain or loss already recognized in earnings is not reversed;
  o For transfers to actively managed from held to maturity, the unrealized gain or loss is recognized in shareholder's equity; and
  o For transfers to held to maturity from actively managed, the unrealized gain or loss at the date of transfer continues to be recognized in shareholder's equity, but is amortized as a yield adjustment until ultimately sold.

   Credit-tenant loans ("CTLs") are loans for commercial properties which require: (i) the lease of the principal tenant to be assigned to the Company;
(ii) the lease to produce adequate cash flow to fund substantially all the cash requirements of the loan; and (iii) the principal tenant, or the guarantor of such tenant's obligations, to have an investment-grade credit rating when the loan is made. These loans also must be secured by the value of the related property. Underwriting guidelines take into account such factors as: (i) the lease term of the property; (ii) the borrower's management ability, including business experience, property management capabilities and financial soundness; and (iii) such economic, demographic or other factors that may affect the income generated by the property or its value. The underwriting guidelines generally require a loan-to-value ratio of 75 percent or less. Credit-tenant loans and traditional mortgage loans are carried at amortized cost.

   Policy loans are stated at their current unpaid principal balance.

   Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months and are carried at amortized cost, which approximates fair value. The Company considers all short-term investments to be cash equivalents.

   Fees received and costs incurred in connection with origination of investments, principally CTLs and mortgage loans, are deferred. Fees, costs, discounts and premiums are amortized as yield adjustments over the contractual life of the investments. Anticipated prepayments on mortgage-backed securities are taken into consideration in determining estimated future yields on such securities.

   The specific identification method is used to account for the disposition of investments. The differences between sale proceeds and carrying values are reported as investment gains and losses, or as adjustments to investment income if the proceeds are prepayments by issuers prior to maturity.

   The Company regularly evaluates investment securities, credit-tenant loans and mortgage loans based on current economic conditions, past credit loss experience and other circumstances of the investee. A decline in a security's net realizable value that is other than temporary is treated as an investment loss and the cost basis of the security is reduced to its estimated fair value. Impaired loans are revalued at the present value of expected cash flows discounted at the loan's effective interest rate when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the agreement. The Company accrues interest on the net carrying amount of impaired loans.

   As part of the Company's investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase its investment return or to improve liquidity. These transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

   SEPARATE ACCOUNTS
   Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims which may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the CONTRACT holders. The Company records the related liabilities at amounts equal to the underlying assets; the fair value of these liabilities equals their carrying amount.

   COST OF POLICIES PURCHASED
   The cost of policies purchased represents the portion of the acquisition cost that was allocated to the value of the right to receive future cash flows from insurance CONTRACTS existing at the date such insurance CONTRACTS were acquired. The value of cost of policies purchased is the actuarially determined present value of the projected future cash flows from the insurance CONTRACTS existing at the acquisition date. The method used to value the cost of policies purchased is consistent with the valuation methods used most commonly to value blocks of insurance business, which is also consistent with the basic methodology generally used to value assets. The method used is summarized as follows:

  o Identify the expected future cash flows from the blocks of business.

  o Identify the risks inherent in realizing those cash flows (i.e., what is the probability that the cash flows will be realized).

  o Identify the rate of return necessary to accept these risks, based on consideration of the factors summarized below.

  o Determine the value of the policies purchased by discounting the expected future cash flows by the discount rate required.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
   The expected future cash flows used in determining such value are based on actuarially determined projections of future premium collections, mortality, surrenders, operating expenses, changes in insurance liabilities, investment yields on the assets held to back the policy liabilities and other factors. These projections take into account all factors known or expected at the valuation date, based on the collective judgment of the Company's management. Actual experience on purchased business may vary from projections due to differences in renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs and other factors.

   The discount rate used to determine the value of the cost of policies purchased is the rate of return needed to earn in order to invest in the business being acquired. In determining this required rate of return, the following factors are considered:

  o The magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows.

  o The cost of capital required to fund the acquisition.

  o The likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws.

  o The acquired business compatibility with other activities of the Company that may favorably affect future cash flows.

  o The complexity of the acquired business.

  o Recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

   After the cost of policies purchased is determined, it is amortized based on the incidence of the expected cash flows. This asset is amortized using the interest rate credited to the underlying policies.

   If renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs or other factors differ from expectations, amortization of the cost of policies purchased is adjusted. For example, the sale of a fixed maturity investment may result in a gain (or loss). If the sale proceeds are reinvested at a lower (or higher) earnings rate, there may also be a reduction (or increase) in future investment spread. Amortization must be increased (decreased) to reflect the change in the incidence of expected cash flows consistent with the methods used with the cost of policies produced (described below).

   Each year, the recoverability of the cost of policies purchased is evaluated by line of business within each block of purchased insurance business. If current estimates indicate that the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business purchased, will be insufficient to recover the cost of policies purchased, the difference is charged to expense. Amortization is adjusted consistent with the methods used with the cost of policies produced (as described below).

   The cost of policies purchased related to the original acquisition of the Company by the Partnership in 1990 is amortized under a slightly different method than that described above. However, the effect of the different method on 1997 net income was insignificant.

   COST OF POLICIES PRODUCED
   Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include commissions, certain costs of policy issuance and underwriting and certain agency expenses. For traditional life and health CONTRACTS, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For immediate annuities with mortality risks, deferred costs are amortized in relation to the present value of benefits to be paid. For universal life-type, interest-sensitive and investment-type CONTRACTS, deferred costs are amortized in relation to the present value of expected gross profits from these CONTRACTS, discounted using the interest rate credited to the policy (currently, 5 percent to 8 percent).

   Recoverability of the unamortized balance of cost of policies produced is evaluated regularly and considers anticipated investment income. For universal life-type CONTRACTS and investment-type CONTRACTS, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits. For traditional and most other CONTRACTS, the unamortized asset balance is reduced by a charge to income only when the sum of the present value of discounted future cash flows and the policy liabilities is not sufficient to cover such asset balance.

   GOODWILL

   Goodwill is the excess of the amount paid to acquire a company over the fair value of its net assets. Goodwill is amortized on the straight-line basis over a 40-year period. The Company continually monitors the value of the goodwill based on estimates of future earnings. The Company determines whether goodwill is fully recoverable from projected undiscounted net cash flows from earnings of the subsidiaries over the remaining amortization period. If it is determined that changes in such projected cash flows no longer supported the recoverability of goodwill over the remaining amortization period, the Company would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred). Cash flows considered in such an analysis are those of the business acquired, if separately identifiable, or the business segment that acquired the business if such earnings are not separately identifiable.

   INSURANCE LIABILITIES, RECOGNITION OF INSURANCE POLICY INCOME AND RELATED BENEFITS AND EXPENSES

   Reserves for traditional and limited-payment life insurance CONTRACTS are generally calculated using the net level premium method based on assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. The assumptions are based on projections using past and expected experience and include provisions for possible adverse deviation. These assumptions are made at the time the CONTRACT is issued or, in the case of CONTRACTS acquired by purchase, at the purchase date.

   Reserves for universal life-type and investment-type CONTRACTS are based on the CONTRACT account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future benefit payments when such payments are guaranteed. Additional increases to insurance liabilities are made if future cash

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
flows including investment income are insufficient to cover future benefits and expenses.

   For investment-type CONTRACTS without mortality risk (such as deferred annuities and immediate annuities with benefits paid for a period certain) and for CONTRACTS that permit the Company or the insured to make changes in the CONTRACT terms (such as single- premium whole life and universal life), premium deposits and benefit payments are recorded as increases or decreases in a liability account rather than as revenue and expense. Amounts charged against the liability account for the cost of insurance, policy administration and surrender penalties are recorded as revenues. Interest credited to the liability account and benefit payments made in excess of the CONTRACT liability account balance are charged to expense.

   For traditional life insurance CONTRACTS, premiums are recognized as income when due. Benefits and expenses are associated with earned premiums resulting in their level recognition over the premium paying period of the CONTRACTS. Such recognition is accomplished through the provision for future policy benefits and the amortization of deferred policy acquisition costs.

   For CONTRACTS with mortality risk, but with premiums paid for only a limited period (such as single-premium immediate annuities with benefits paid for the life of the ANNUITANT), the accounting treatment is similar to traditional CONTRACTS. However, the excess of the gross premium over the net premium is deferred and recognized in relation to the present value of expected future benefit payments.

   Liabilities for incurred claims are determined using historical experience and represent an estimate of the present value of the ultimate net cost of all reported and unreported claims. Management believes these estimates are adequate. Such estimates are periodically reviewed and any adjustments are reflected in current operations.

   For participating policies, the amount of dividends to be paid (which are not significant) is determined annually by the Company. The portion of the earnings allocated to participating policyholders is recorded as an insurance liability.

   REINSURANCE
   In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid over such limit by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance CONTRACTS. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $.5 million.

   Assets and liabilities related to insurance CONTRACTS are reported before the effects of reinsurance. Reinsurance receivables and prepaid reinsurance premiums (including amounts related to insurance liabilities) are reported as assets. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities relating to the underlying reinsured insurance CONTRACTS.

   INCOME TAXES
   Income tax expense includes deferred taxes arising from temporary differences between the tax and financial reporting basis of assets and liabilities. This liability method of accounting for income taxes also requires the Company to reflect in income the effect of a tax rate change on accumulated deferred income taxes in the period in which the change is enacted.

   In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. If future income does not occur as expected, deferred income taxes may need to be written off.

   COMPREHENSIVE INCOME
   As of December 31, 1997, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income and net unrealized gains (losses) on securities. The new standard requires only additional disclosures in the consolidated financial statements; it does not affect the financial position or results of operations.

   Comprehensive income excludes net investment gains (losses) included in net income of: (i) $(3.9) million (after income taxes of $(2.1) million) in 1997;
(ii) $.2 million (after income taxes of $.1 million) in 1996; (iii) $1.4 million (after income taxes of $.7 million) in the four months ended December 31, 1995; and (iv) $2.2 million (after income taxes of $1.2 million) in the eight months ended August 31, 1995.

   FAIR VALUES OF FINANCIAL INSTRUMENTS
   The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

   INVESTMENT SECURITIES: The estimated fair values of fixed maturity securities (including redeemable preferred stocks), equity securities and trading securities are based on quotes from independent pricing services, where available. For investment securities for which such quotes are not available, the estimated fair values are obtained from broker-dealer market makers or by discounting expected future cash flows using current market interest rates appropriate for the yield, credit quality of the investments and for fixed maturities, the maturity of the investments being priced.

   MORTGAGE LOANS, CREDIT-TENANT LOANS AND POLICY LOANS: The estimated fair values of mortgage loans, credit-tenant loans and policy loans are determined by discounting future expected cash flows using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

   OTHER INVESTED ASSETS: The estimated fair values of these assets have been assumed to be equal to their carrying value. Such value is believed to be a reasonable approximation of the fair value of these investments.

   SHORT-TERM INVESTMENTS: The estimated fair values of short-term investments are based on quoted market prices, where available. The carrying amount reported on the balance sheet for these assets approximates their estimated fair value.

   INSURANCE LIABILITIES FOR INVESTMENT CONTRACTS: The estimated fair values of liabilities under investment-type insurance CONTRACTS are

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
determined using discounted cash flow calculations based on interest rates currently being offered for similar CONTRACTS with maturities consistent with the CONTRACTS being valued.

   INVESTMENT  BORROWINGS:  Due to the  short-term  nature  of these  borrowings
(terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

   The estimated fair values of financial instruments are as follows:

                                               1997                  1996
================================================================================

                                       CARRYING     FAIR     CARRYING     FAIR
                                        AMOUNT      VALUE     AMOUNT      VALUE
================================================================================
                                                 (DOLLARS IN MILLIONS)
Financial assets held for purposes
   other than trading:
    Actively managed fixed
      maturity securities .........    $1,734.0   $1,734.0   $1,795.1   $1,795.1
    Mortgage loans ................        57.2       61.2       77.3       77.0
    Credit-tenant loans ...........        88.9       93.4       93.4       92.5
    Policy loans ..................        80.6       80.6       80.8       80.8
    Other invested assets .........        88.2       88.2       89.0       89.0
    Short-term investments ........        49.5       49.5       14.8       14.8
Financial liabilities held for
   purposes other than trading:
    Insurance liabilities for
      investment contracts (1) ....     1,177.5    1,177.5   $1,282.1   $1,282.1
    Investment borrowings .........        61.0       61.0       48.4       48.4

--------------------
(1)The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1997 and 1996, because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments and because these rates are not generally guaranteed beyond one year. The Company is not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, the Company takes into consideration the estimated fair values of all insurance liabilities in its overall management of interest rate risk. The Company attempts to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.


   RECENTLY ISSUED ACCOUNTING STANDARDS
   Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" ("SFAS 125") was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. SFAS 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have any effect on the Company's financial position or results of operations. The adoption of provisions effective in 1998 are not expected to have a material effect on the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") establishes new standards for reporting about operating segments and products and services, geographic areas and major customers. Under SFAS 131, segments are to be defined consistent with the basis management uses internally to assess performance and allocate resources. Implementing SFAS 131 will have no impact on the consolidated amounts the Company reports. SFAS 131 is effective for the Company's December 31, 1998 financial statements.

   Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" ("SFAS 132") was issued in February 1998 and revises current disclosure requirements for employers' pensions and other retiree benefits. SFAS 132 will have no effect on the Company's financial position or results of operations. SFAS 132 is effective for the Company's December 31, 1998 financial statements.

   Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3") was issued by the American Institute of Certified Public Accountants in December 1997 and provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments and guidance for measuring the liability. The statement is effective for 1999 financial statements with early adoption permitted. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

2. INVESTMENTS
   At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                 GROSS      GROSS    ESTIMATED
                                     AMORTIZED UNREALIZED UNREALIZED   FAIR
                                        COST     GAINS      LOSSES     VALUE
================================================================================

                                               (DOLLARS IN MILLIONS)

United States Treasury
  securities and obligations
  of United States government
  corporations and agencies .....    $   28.0    $  .7      $  --    $   28.7
Obligations of state and
  political subdivisions ........        20.5      1.1         .1        21.5
Debt securities issued by
  foreign governments ...........        18.5       .1        1.2        17.4
Public utility securities .......       184.6      3.5        2.3       185.8
Other corporate securities ......       902.0     26.6        7.8       920.8
Mortgage-backed securities ......       551.6      8.6         .4       559.8
--------------------------------------------------------------------------------
    Total .......................    $1,705.2    $40.6      $11.8    $1,734.0
================================================================================

   At December 31, 1996, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                              GROSS       GROSS     ESTIMATED
                                AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES      VALUE
================================================================================
                                             (DOLLARS IN MILLIONS)

United States Treasury
  securities and obligations
  of United States government
  corporations and agencies .  $   29.9       $ .3         $ .3     $   29.9
Obligations of state and
  political subdivisions ....       6.1         .1           .1          6.1
Debt securities issued by
  foreign governments .......      11.6         --           .5         11.1
Public utility securities ...     234.8        2.4          7.0        230.2
Other corporate securities ..     950.1       10.9         17.6        943.4
Mortgage-backed securities ..     578.3        2.3          6.2        574.4
--------------------------------------------------------------------------------
    Total....................  $1,810.8      $16.0        $31.7     $1,795.1
================================================================================

   Actively managed fixed maturity securities, summarized by the source of their estimated fair value, were as follows at December 31, 1997:

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================

                                                        ESTIMATED
                                           AMORTIZED      FAIR
                                             COST         VALUE
--------------------------------------------------------------------------------
                                            (DOLLARS IN MILLIONS)
Nationally recognized pricing services.    $1,416.9     $1,441.2
Broker-dealer market makers............       143.6        146.2
Internally developed methods (calculated
  based on a weighted-average current
  market yield of 8.0 percent).........       144.7        146.6
--------------------------------------------------------------------------------
    Total..............................    $1,705.2     $1,734.0
================================================================================

   The following table sets forth actively managed fixed maturity securities at December 31, 1997, classified by rating categories. The category assigned is the highest rating by a nationally recognized statistical rating organization or, as to $42.4 million fair value of fixed maturity securities not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For the purposes of this table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB-"; Class 3, "BB-"; and Classes 4-6, "B+ and below":

                                                PERCENT OF   PERCENT OF
INVESTMENT                                        FIXED        TOTAL
RATING                                          MATURITIES   INVESTMENTS
================================================================================
AAA.............................................    39%         27%
AA..............................................     7           5
A...............................................    18          13
BBB+............................................     8           6
BBB.............................................    12           8
BBB-............................................     8           5
--------------------------------------------------------------------------------
  Investment-grade..............................    92          64
--------------------------------------------------------------------------------
BB+.............................................     2           1
BB..............................................     2           1
BB-.............................................     1           1
B+ and below ...................................     3           2
--------------------------------------------------------------------------------
  Below investment-grade .......................     8           5
--------------------------------------------------------------------------------
    Total actively managed fixed maturities ....   100%         69%
================================================================================

   Below investment-grade actively managed fixed maturity securities, summarized by the amount their amortized cost exceeds fair value, were as follows at December 31, 1997:

                                                       ESTIMATED
                                          AMORTIZED      FAIR
                                            COST         VALUE
================================================================================
                                           (DOLLARS IN MILLIONS)
Amortized cost exceeds fair value by
  more than 30%........................      $  1.0      $   .5
Amortized cost exceeds fair value by
  more than 15% but not more than 30%..        14.8        11.8
Amortized cost exceeds fair value by
  more than 5% but not more than 15%...        15.5        14.0
All others.............................       104.5       106.0
--------------------------------------------------------------------------------
    Total below investment-grade
      fixed maturity investments.......      $135.8      $132.3
================================================================================

   The Company had $.3 million of fixed maturity investments in substantive default and no fixed maturities in technical default as of December 31, 1997. The Company recorded writedowns of fixed maturity investments and other invested assets totaling $.3 million in 1997, $.8 million in 1996 and $1.6 million in 1995, as a result of changes in conditions which caused it to conclude the decline in the fair value of the investment was other than temporary. As of December 31, 1997, there were no fixed maturity investments about which the Company had serious doubts as to the ability of the issuer to comply with the contractual terms of their obligations on a timely basis. Investment income foregone due to defaulted securities was not significant in 1997, 1996 or 1995.

   Actively managed fixed maturity securities at December 31, 1997, summarized by contractual maturity date, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because most mortgage-backed securities provide for periodic payments throughout their lives.

                                                       ESTIMATED
                                          AMORTIZED      FAIR
                                            COST         VALUE
================================================================================

                                           (DOLLARS IN MILLIONS)
Due in one year or less................    $    5.8    $    5.9
Due after one year through five years..       103.0       101.3
Due after five years through ten years.       357.4       360.5
Due after ten years ...................       687.4       706.5
--------------------------------------------------------------------------------
  Subtotal.............................     1,153.6     1,174.2
Mortgage-backed securities.............       551.6       559.8
--------------------------------------------------------------------------------
  Total................................    $1,705.2    $1,734.0
================================================================================

  Net investment income consisted of the following:

                                                           FOUR        EIGHT
                                YEAR          YEAR        MONTHS       MONTHS
                               ENDED         ENDED         ENDED        ENDED
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                1997          1996          1995         1995
================================================================================

                                               (DOLLARS IN MILLIONS)

Actively managed fixed
  maturity securities.....    $133.6        $146.4         $53.9       $110.2
Mortgage loans............       8.8          11.8           4.8          8.0
Credit-tenant loans.......       7.6           7.2           1.7          4.1
Policy loans..............       5.4           5.0           1.9          3.5
Short-term investments....       3.4           2.3            .8          1.9
Other invested assets.....       9.4          11.4            .3          1.6
Separate accounts.........      55.7          35.6          11.3          7.9
--------------------------------------------------------------------------------
  Gross investment income.     223.9         219.7          74.7        137.2
--------------------------------------------------------------------------------
Investment expenses.......       1.3           1.3            .5           .8
--------------------------------------------------------------------------------
  Net investment income...    $222.6        $218.4         $74.2       $136.4
--------------------------------------------------------------------------------

   The Company had insignificant fixed maturity investments and mortgage loans that were not accruing investment income in 1997, 1996 and 1995.

   The proceeds from sales of actively managed fixed maturity securities were $739.4 million in 1997, $938.3 million in 1996 and $918.5 million in 1995. Net investment gains consisted of the following:

                                                               FOUR        EIGHT
                                   YEAR          YEAR         MONTHS       MONTHS
                                   ENDED         ENDED         ENDED        ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                   1997          1996          1995         1995
================================================================================
                                    (DOLLARS IN MILLIONS)
Fixed maturities:
  Gross gains.............         $20.6         $16.6         $16.5       $14.4
  Gross losses............          (5.1)         (9.2)         (2.2)       (2.3)
  Other than temporary decline
    in fair value.........           (.3)          (.2)          (.4)       (1.2)
--------------------------------------------------------------------------------
    Net investment gains from fixed
      maturities before expenses    15.2           7.2          13.9        10.9
Mortgage loans............           (.2)           --            --         (.2)
Other.....................           2.4            --            --        (1.0)
Other than temporary decline
  in fair value...........            --           (.6)           --          --
--------------------------------------------------------------------------------
    Net investment gains before
      expenses............          17.4           6.6          13.9         9.7
Investment gain expenses..           4.1           3.9           1.4         2.4
--------------------------------------------------------------------------------
    Net investment gains..         $13.3         $ 2.7         $12.5       $ 7.3
================================================================================

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
   The change in net unrealized appreciation (depreciation) on investments consisted of the following:

                                                               FOUR       EIGHT
                                   YEAR          YEAR         MONTHS      MONTHS
                                   ENDED         ENDED         ENDED       ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31, AUGUST 31,
                                    1997         1996          1995        1995
================================================================================
                                    (DOLLARS IN MILLIONS)

Actively managed fixed maturities  $44.5       $(66.5)        $45.5       $164.1
Other invested assets.....           1.1         (1.3)           .1          5.1
--------------------------------------------------------------------------------
  Subtotal................          45.6        (67.8)         45.6        169.2
Less effect on other balance
  sheet accounts:
    Cost of policies purchased     (21.2)        36.6         (26.3)       (64.1)
    Cost of policies produced       (3.9)         4.5          (2.7)       (12.0)
    Income taxes..........          (7.2)         9.7          (6.1)       (34.1)
--------------------------------------------------------------------------------
Change in net unrealized
  appreciation (depreciation)
  of securities...........         $13.3       $(17.0)        $10.5       $ 59.0
================================================================================


Investments in mortgage-backed securities at December 31, 1997, included collateralized mortgage obligations ("CMOs") of $194.2 Million and mortgage-backed pass-through securities of $365.6 Million. CMOs are securities backed by pools of pass-through securities and/or mortgages that are segregated into sections or "tranches." These securities provide for sequential retirement of principal, rather than the pro rata share of principal return which occurs through regular monthly principal payments on pass-through securities.

   The following table sets forth the par value, amortized cost and estimated fair value of investments in mortgage-backed securities including CMOs at December 31, 1997, summarized by interest rates on the underlying collateral:

                                      PAR       AMORTIZED    ESTIMATED
                                     VALUE        COST      FAIR VALUE
================================================================================
                                           (DOLLARS IN MILLIONS)
Below 7 percent...........          $218.9       $216.2       $218.9
7 percent - 8 percent.....           228.4        232.5        235.5
8 percent - 9 percent.....            63.9         62.6         64.2
9 percent and above.......            38.9         40.3         41.2
--------------------------------------------------------------------------------
  Total mortgage-backed securities  $550.1       $551.6       $559.8
================================================================================

   The amortized cost and estimated fair value of mortgage-backed securities including CMOs at December 31, 1997, summarized by type of security were as follows:

                                                          ESTIMATED FAIR VALUE
                                                          ---------------------
                                                                       PERCENT
                                           AMORTIZED                  OF FIXED
 TYPE                                         COST        AMOUNT     MATURITIES
================================================================================
                                                 (DOLLARS IN MILLIONS)
Pass-throughs and sequential and
  targeted amortization classes .........    $455.4       $462.2         26%
Planned amortization classes and
  accretion directed bonds ..............      67.6         68.7          4
 Subordinated classes....................      28.6         28.9          2
--------------------------------------------------------------------------------
    Total mortgage-backed securities         $551.6       $559.8         32%
================================================================================

   At December 31, 1997, approximately 84 percent of the estimated fair value of the Company's mortgage-backed securities was determined by nationally recognized pricing services, 6 percent was determined by broker-dealer market makers, and 10 percent was determined by internally developed methods. The call-adjusted modified duration of the Company's mortgage-backed securities was 4.8 years at December 31, 1997.

   At December 31, 1997, no mortgage loans or credit-tenant loans had defaulted as to principal or interest for more than 60 days, had been converted to foreclosed real estate or had been restructured while the Company owned them. Mortgage loans of $1.1 million were in foreclosure at December 31, 1997. At December 31, 1997, the Company had a loan loss reserve of $.8 million. Approximately 35 percent, 20 percent, 9 percent and 9 percent of the mortgage loan balance were on properties located in California, Texas, Kentucky and Florida, respectively. No other state comprised greater than 5 percent of the mortgage loan balance.

   As part of its investment strategy, the Company enters into reverse repurchase agreements and dollar roll transactions to increase its return on investments and improve its liquidity. These transactions are accounted for as short-term borrowings collateralized by pledged securities with book values approximately equal to the loan value. Such borrowings averaged approximately $90.4 million during 1997 compared with $115.3 million during 1996. The weighted average interest rate on short-term collateralized borrowings was 4.4 percent and 5.3 percent during 1997 and 1996, respectively. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the CONTRACT. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (which was not material at December 31, 1997). The Company believes that the counterparties to its reverse repurchase and dollar roll agreements are financially responsible and that the counterparty risk is minimal.

   Investments on deposit for regulatory authorities as required by law were $18.3 million at December 31, 1997.

   No investments of a single issuer were in excess of 10 percent of shareholder's equity at December 31, 1997, other than investments issued or guaranteed by the United States government.

3. INSURANCE LIABILITIES
   Insurance liabilities consisted of the following:

                                                         INTEREST     DECEMBER 31,
                                WITHDRAWAL  MORTALITY      RATE      --------------
                                ASSUMPTION  ASSUMPTION  ASSUMPTION   1997      1996
======================================================================================
                                                                 (DOLLARS IN MILLIONS)
Future policy benefits:
  Interest-sensitive products:
    Investment contracts..          N/A         N/A       (b)      $1,177.5   $1,282.1
    Universal life-type contracts   N/A         N/A      N/A          344.6      354.4
--------------------------------------------------------------------------------------
      Total interest-sensitive
        products..........                                          1,522.1    1,636.5
--------------------------------------------------------------------------------------
  Traditional products:
    Traditional life insurance    Company
      contracts...........       experience      (a)       8%         142.8      146.2
    Limited-payment contracts       None         (a)       8%         105.5      105.3
--------------------------------------------------------------------------------------
      Total traditional products                                      248.3      251.5
--------------------------------------------------------------------------------------
Claims payable and other
  policyholder funds......          N/A         N/A      N/A           62.5       69.5
Liabilities related to
  separate accounts.......          N/A         N/A      N/A          402.1      232.4
--------------------------------------------------------------------------------------
      Total insurance liabilities                                  $2,235.0   $2,189.9
======================================================================================

(a) Principally modifications of the 1975-80 Basic Table, Select and Ultimate Table.
(b) At December 31, 1997 and 1996, approximately 97 percent of this liability represented account balances where future benefits were not guaranteed. The weighted average interest rate on the remainder of the liabilities, representing the present value of guaranteed future benefits, was approximately 6.4 percent at December 31, 1997.

================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
   Participating policies represented approximately 4.1 percent, 3.5 percent and
3.7 percent of total life insurance in force at December 31, 1997, 1996 and 1995, respectively, and approximately 2.9 percent, 2.7 percent and 2.4 percent of premium income for 1997, 1996 and 1995, respectively. Dividends on participating policies amounted to $2.1 million, $1.9 million and $1.8 million in 1997, 1996 and 1995, respectively.

4. REINSURANCE
   Cost of reinsurance ceded where the reinsured policy contains mortality risks totaled $24.2 Million in 1997, $24.6 Million in 1996, and $29.1 Million in 1995. This cost was deducted from insurance premium revenue. The Company is contingently liable for claims reinsured if the assuming company is unable to pay. Reinsurance recoveries netted against insurance policy benefits totaled $14.9 Million in 1997, $19.4 Million in 1996 and $19.5 Million in 1995.

   Effective October 1, 1995, Western National Life Insurance Company, a former subsidiary of Conseco, recaptured certain annuity businesses ceded to the Company through a reinsurance agreement. Reserves related to these policies totaled $72.8 million. Recapture fees of $.7 million were recognized as income during the four months ended December 31, 1995.

   The Company's reinsurance receivable balance at December 31, 1997 relates to many reinsurers. No balance from a single reinsurer exceeds $6.5 million.

5. INCOME TAXES
   Income tax liabilities consisted of the following:

                                                  DECEMBER 31,
                                               -----------------
                                               1997         1996
==================================================================
                                             (DOLLARS IN MILLIONS)
Deferred income tax liabilities:
  Cost of policies purchased and produced     $52.2        $60.3
  Investments..........................         9.8         (3.3)
  Insurance liabilities................       (19.5)       (19.7)
  Unrealized appreciation (depreciation)        4.7         (2.5)
  Other................................        (4.0)        (5.0)
------------------------------------------------------------------
    Deferred income tax liabilities....        43.2         29.8
Current income tax liabilities.........         1.0           --
------------------------------------------------------------------
    Income tax liabilities.............       $44.2        $29.8
==================================================================

   Income tax expense was as follows:

                                                               FOUR        EIGHT
                                   YEAR          YEAR         MONTHS       MONTHS
                                   ENDED         ENDED         ENDED        ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                   1997          1996          1995          1995
====================================================================================
                                                 (DOLLARS IN MILLIONS)

Current tax provision.....        $16.3         $10.5          $11.9         $19.9
Deferred tax provision (benefit)    5.8           4.9           (2.2)         (3.4)
------------------------------------------------------------------------------------
  Income tax expense......        $22.1         $15.4          $ 9.7         $16.5
====================================================================================

   Income tax expense differed from that computed at the applicable statutory rate of 35 percent for the following reasons:


                                                               FOUR        EIGHT
                                   YEAR          YEAR         MONTHS       MONTHS
                                   ENDED         ENDED         ENDED        ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                   1997          1996          1995         1995
====================================================================================
                                              (DOLLARS IN MILLIONS)
Federal tax on income before
  income taxes at statutory rate   $21.5         $14.4          $9.0        $15.6
State taxes and other.....            .4            .6            .5           .4
Nondeductible items.......            .2            .4            .2           .5
------------------------------------------------------------------------------------
  Income tax expense......         $22.1         $15.4          $9.7        $16.5
====================================================================================

   During 1997, the Internal Revenue Service completed its examination of the Company for the 1994 tax year and such examination did not result in any significant adjustments.

6. RELATED PARTY TRANSACTIONS
   The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) were based on negotiated rates for periods prior to January 1, 1996. Pursuant to new service agreements effective January 1, 1996, such fees are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreement were $36.7 million in 1997, $44.1 million in 1996 and $26.6 million in 1995.

   During 1997 and 1996, the Company purchased $11.2 million and $31.5 million par value, respectively, of senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $29.8 million and $34.7 million at December 31, 1997 and 1996, respectively, and are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1997, a subsidiary of Conseco redeemed $16.5 million par value of such notes which were purchased in 1996. During 1996, the Company forgave receivables from Conseco totaling $9.9 million. This transaction is reflected as a dividend to Conseco in the accompanying statement of shareholder's equity.

7. OTHER OPERATING INFORMATION
   Insurance policy income consisted of the following:

                                                             FOUR         EIGHT
                                 YEAR          YEAR          MONTHS       MONTHS
                                 ENDED         ENDED         ENDED        ENDED
                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                 1997          1996          1995          1995
==================================================================================
                                              (DOLLARS IN MILLIONS)

Direct premiums collected.      $309.6        $241.3         $82.8       $158.6
Reinsurance assumed.......        14.9           1.7            .7          2.0
Reinsurance ceded.........       (24.2)        (24.6)        (11.2)       (17.9)
----------------------------------------------------------------------------------
  Premiums collected, net of
    reinsurance...........       300.3         218.4          72.3        142.7
Less premiums on universal
  life and products without
  mortality risk which are
  recorded as additions to
  insurance liabilities...      (255.9)       (169.8)        (50.8)      (104.4)
----------------------------------------------------------------------------------
  Premiums on products with
    mortality and morbidity
    risk, recorded as insurance
    policy income.........        44.4          48.6          21.5         38.3
Fees and surrender charges        31.3          32.8          10.3         22.2
----------------------------------------------------------------------------------
  Insurance policy income.      $ 75.7        $ 81.4         $31.8       $ 60.5
==================================================================================

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================
   The four states with the largest shares of the Company's premiums collected in 1997 were Texas (27 percent), Florida (17 percent), California (13 percent) and Michigan (6 percent). No other state's premiums collected exceeded 5 percent.

   Other operating costs and expenses were as follows:

                                                                FOUR        EIGHT
                                    YEAR          YEAR         MONTHS       MONTHS
                                    ENDED         ENDED         ENDED        ENDED
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                    1997          1996          1995          1995
=====================================================================================
                                                  (DOLLARS IN MILLIONS)

Policy maintenance expense         $18.1          $37.8        $ 6.5        $14.0
State premium taxes and guaranty
  assessments.............           2.0            4.4          1.6          1.1
Commission expense........           8.1           12.1          5.0          8.6
-------------------------------------------------------------------------------------
  Other operating costs and
    expenses..............         $28.2          $54.3        $13.1        $23.7
=====================================================================================

   Anticipated returns from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and cost of policies produced. The sales of fixed maturity investments during 1997, 1996 and 1995 changed the incidence of profits on such policies because investment gains and losses were recognized currently and the expected future yields on the investment of policyholder balances were affected. Accordingly, amortization of the cost of policies purchased and cost of policies produced was increased by $14.2 million in 1997, $2.5 million in 1996, $10.0 million in the four months ended December 31, 1995 and $4.3 million for the eight months ended August 31, 1995.

   The changes in the cost of policies purchased were as follows:

                                                                    FOUR         EIGHT
                                        YEAR          YEAR         MONTHS        MONTHS
                                        ENDED         ENDED         ENDED         ENDED
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                        1997          1996          1995          1995
=========================================================================================
                                                     (DOLLARS IN MILLIONS)

Balance, beginning of period           $143.0        $120.0        $159.0        $173.9
  Amortization related to operations:
    Cash flow realized....              (18.2)        (26.2)         (9.4)        (19.1)
    Interest added........               11.8          13.1           5.0          12.7
  Amortization related to sales of
    fixed maturity investments          (13.8)         (2.2)         (8.3)         (3.4)
  Amounts related to fair value
    adjustment of actively managed
    fixed maturity securities           (21.2)         36.6         (26.3)        (64.1)
  Adjustment of balance
    due to new accounting
    basis and other.......                 --           1.7            --          59.0
-----------------------------------------------------------------------------------------
Balance, end of period....             $101.6        $143.0        $120.0        $159.0
=========================================================================================

   Based on current conditions and assumptions as to future events on all policies in force, approximately 10 percent, 10 percent, 10 percent, 10 percent and 11 percent of the cost of policies purchased as of December 31, 1997, are expected to be amortized in each of the next five years, respectively. The discount rates used to determine the amortization of the cost of policies purchased ranged from 3.6 percent to 8.0 percent and averaged 5.8 percent.

   The changes in the cost of policies produced were as follows:

                                                               FOUR         EIGHT
                                    YEAR          YEAR        MONTHS        MONTHS
                                    ENDED         ENDED        ENDED         ENDED
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  AUGUST 31,
                                    1997          1996         1995           1995
=====================================================================================
                                                (DOLLARS IN MILLIONS)

Balance, beginning of period       $38.2         $24.0         $25.9         $63.2
  Additions...............          31.8          13.2           3.0           6.6
  Amortization related to
    operations............          (5.0)         (3.2)          (.5)         (4.0)
  Amortization related to sales of
    fixed maturity investments       (.4)          (.3)         (1.7)          (.9)
  Amounts related to fair value
    adjustment of actively
    managed fixed maturity
    securities............          (3.9)          4.5          (2.7)        (12.0)
  Adjustment of balance due to
    new accounting basis..            --            --            --         (27.0)
-------------------------------------------------------------------------------------
Balance, end of period....         $60.7         $38.2         $24.0         $25.9
=====================================================================================


8. STATEMENT OF CASH FLOWS

   Income taxes paid during 1997, 1996, and 1995, were $14.8 million, $18.1 million and $19.3 million, respectively.

   Short-term investments having original maturities of three months or less are
considered  to  be  cash  equivalents.   All  cash  is  invested  in  short-term
investments.

9. STATUTORY INFORMATION
   Statutory   accounting   practices  prescribed  or  permitted  for  insurance
companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                                 DECEMBER 31,
                                              =================
                                              1997         1996
=================================================================
                                            (DOLLARS IN MILLIONS)
Statutory capital and surplus..........      $140.7      $140.3
Asset valuation reserve................        29.2        28.7
Interest maintenance reserve...........        68.8        63.1
-----------------------------------------------------------------
  Total................................      $238.7      $232.1
=================================================================

   The Company's statutory net income was $32.7 million, $32.6 million and $38.4 million in 1997, 1996 and 1995, respectively.

   State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $32.9 million of the Company's net assets at December 31, 1997, are available for distribution in 1998 without permission of state regulatory authorities.

================================================================================
APPENDIX A

CONSECO SERIES TRUST
   Conseco Series Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on November 15, 1982. Trust shares are offered only to separate accounts of various insurance companies to fund benefits of variable life and variable annuity contracts. Conseco Capital Management, Inc. serves as the investment adviser.

THE ALGER AMERICAN FUND
   The  Alger  American  Fund  is  an  open-end  management  investment  company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 6, 1988. Trust shares are offered to separate accounts of various life insurance companies as investment options of variable life and variable annuity contracts and as a funding vehicle for qualified pension and retirement plans. Fred Alger Management, Inc. serves as the investment adviser.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   American Century Variable Portfolios, Inc. is an open-end management investment company organized as a Maryland corporation on June 4, 1987, and is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. The fund offers its shares only to insurance companies to fund the benefits of variable annuity or variable life insurance contracts. American Century Investment Management, Inc. is the investment adviser.

BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger Institutional Products Trust is an open-end management investment company organized as a business trust under the laws of the State of Delaware on October 17, 1995. Trust shares are offered only to separate accounts of various insurance companies in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as to certain qualified retirement plans. The investment adviser is Berger Associates, Inc. for the Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund. BBOI Worldwide LLC is the investment adviser for the Berger/BIAM IPT International Fund.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
   The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end diversified, management investment company. It was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

DREYFUS STOCK INDEX FUND
   Dreyfus Stock Index Fund is an open-end non-diversified, management investment company. It was incorporated in the name Dreyfus Life and Annuity Index Fund, Inc. under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. On May 1, 1994, the Fund began operating under the name Dreyfus Stock Index Fund. The Dreyfus Corporation serves as the Fund's manager and Mellon Equity Associates serves as the Fund's index manager.

DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund is an open-end management investment company. Trust shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity and variable life insurance contracts. The Dreyfus Corporation serves as the investment adviser.

FEDERATED INSURANCE SERIES
   Federated Insurance Series is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 15, 1993. Trust shares are offered only to separate accounts of various insurance companies to serve as the investment medium of variable life insurance policies and variable annuity contracts issued by the insurance companies. Federated Advisers serves as the investment adviser.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993. Fund shares are intended to be funding vehicles for variable annuity contracts and variable life insurance contracts to be offered by separate accounts of certain life insurance companies. Fund shares are not available for purchase other than through the purchase of such contracts. INVESCO Funds Group, Inc. is the investment adviser.

JANUS ASPEN SERIES
   Janus Aspen Series is an open-end management investment company organized as a business trust under the laws of the State of Delaware on May 20, 1993. Trust shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life and variable annuity contracts, and to qualified retirement plans. The investment adviser and manager is Janus Capital Corporation.

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Series Inc. is a no-load, open-end management investment company. The Portfolios are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Lazard Asset Management, a division of Lazard Freres & Co. LLC, manages each Portfolio

LORD ABBETT SERIES FUND, INC.
   Lord Abbett Series Fund, Inc. is a diversified open-end management investment company incorporated under the laws of Maryland on August 28, 1989. Shares of the Fund are only offered to separate accounts of life insurance companies to fund benefits of variable annuity contracts and variable life insurance policies. Lord, Abbett & Co. serves as the Fund's investment manager.

MITCHELL HUTCHINS SERIES TRUST
   Mitchell Hutchins Series Trust is a professionally managed open-end investment company. Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, provides investment advisory and administrative services to the Portfolio.

                                                          GREAT AMERICAN RESERVE
                                                                  1998 Account G
                                                    Individual and Group Annuity
================================================================================
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
   Neuberger & Berman Advisers Management Trust is a Delaware business trust organized pursuant to a Trust instrument dated May 23, 1994. The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and consists of nine separate portfolios. Each portfolio of the Trust invests all of its net investable assets in a corresponding series of Neuberger & Berman Advisers Managers Trust, whose investment adviser is Neuberger & Berman Management Incorporated. Shares of the Trust are offered to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies.

STRONG OPPORTUNITY FUND II, INC.
   Strong Opportunity Fund II, Inc. is a diversified open-end management investment company established as a corporation under Wisconsin law on December 28, 1990. Shares of the Fund are only offered and sold to the separate accounts of certain insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Strong Capital Management, Inc. is the investment adviser for the Fund.

STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong Variable Insurance Funds, Inc., is an open-end management investment company and was organized as a corporation under Wisconsin law on December 28, 1990. Shares of the Fund are only offered and sold to the separate accounts of certain insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Strong Capital Management, Inc. is the investment adviser for the fund.

VAN ECK WORLDWIDE INSURANCE TRUST
   Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Trust shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life and variable annuity contracts. The investment adviser and manager is Van Eck Associates Corporation.

   A full description of each of the Eligible Funds, including the investment objectives, policies and restrictions of each of the Portfolios, is contained in the Prospectuses of the Eligible Funds which accompany this Prospectus and should be read carefully by a prospective purchaser before investing.

APPENDIX B
   Examples of Application of the Market Value Adjustment

CALCULATION OF MARKET VALUE ADJUSTMENT FACTOR:
             ( (1 + A) / (1 + B) )N/365-1 = MVA factor
where:
   A = the U.S. Treasury rate in effect at the beginning of the Guarantee Period for the length of the Guarantee Period selected.

   B = the U.S.  Treasury  rate as of the  transaction  date  plus  0.005%.  The
       Treasury rate used is determined by taking N/365 and rounding it to the next highest year.

   N = Number of days remaining in the MVA Guarantee Period.

   If the Treasury rate is not available for the period, the rate will be arrived at by interpolation.


EXAMPLE 1: THREE-YEAR GUARANTEE PERIOD; INCREASE
IN TREASURY RATE
   Assume the Owner or Certificate Owner makes a $50,000 initial deposit on a 3-year Guarantee Period on January 1, 1998. Assume the current 3-year Treasury rate is 4.00%, and the current interest rate is 4.5%. On October 31, 1999 the Owner or Certificate Owner surrenders the Contract/Certificate with 1 year and 61 days, or 426 days (12/31/2001 - 10/31/1999) remaining in the Guarantee Period. The current Treasury rate at this point is found by rounding 1 year, 61 days to the next greatest year and taking the rate for the Guarantee Period. In this case we look at a 2 year rate. Assume that the 2-year Treasury rate on October 31, 1999 is 4.75%. The Market Value Adjustment on the Contract/Certificate would be calculated as follows:
   Accumulation Value at 10/31/1999 (669 days from issue):

$50,000 x (1+.045)(669/365) = $54,201.06

$54,201.08 x [((1+.04)/(1+.0475+.005))(426/365)-1]
= -$750.55

resulting in an Adjusted Contract Value or Adjusted Certificate Value of $54,201.06 - $750.55 = $53,450.51


EXAMPLE 2: THREE-YEAR GUARANTEE PERIOD; DECREASE IN TREASURY RATE
   Assuming a scenario identical to Example 1, but with a 2-year Treasury rate as of the date of surrender of 3.25%, the following Market Value Adjustment would result:
   Accumulation Value at 10/31/1999 (669 days from issue):

$50,000 X (1+.045)(669/365) = $54,201.06

$54,201.06 x [(1+.04)/(1+.0325+.005)(426/365)-1] = $152.46

resulting in an Adjusted Contract Value or Adjusted Certificate Value of, $54,201.06 + 152.46 = $54,353.52

================================================================================
EXAMPLE 3: FIVE-YEAR GUARANTEE PERIOD; INCREASE IN
TREASURY RATE
   Assume the Owner or Certificate Owner makes a $50,000 initial deposit in a 5-year Guarantee Period on January 1, 1998. Assume the current 5-year Treasury rate is 6.00%, and the current interest rate is 7.00%. On June 13, 1999 the Owner or Certificate Owner surrenders the Contract/Certificate with 3 years and 202 days, or 1,297 days (12/31/2001 - 6/13/1999) remaining in the Guarantee Period. The current Treasury rate at this point is found by rounding 3 years, 202 days to the next greatest year and taking the rate for that Guarantee Period. In this case we would look at a 4-year rate. Assume that the 4-year Treasury rate on June 13, 1999 is 6.50%. The Market Value Adjustment on the Contract/Certificate would be calculated as follows:

   Accumulation Value at 6/13/1999 (529 days from issue):

$50,000 x (1.07)(529/365) = $55,151.38

$55,151.38 x [((1+.06)/(1+.065+.005))(1,297/365)-1]
= -$1,809.81

resulting in an Adjusted Contract Value/Adjusted Certificate Value of $55,151.38
- $1,809.81 = $53,341.57


EXAMPLE 4: FIVE-YEAR GUARANTEE PERIOD; DECREASE IN
TREASURY RATE
   Assuming a scenario identical to Example 3, but with a 4-year Treasury rate as of the date of surrender of 5.00%, the following Market Value Adjustment would result:

$55,151.38 x [((1+.06)/(1+.050+.005))(1,297/365)-1]
= $934.43

resulting in an Adjusted Contract Value/Adjusted Certificate Value of $55,151.38 + 934.43 = $56,085.81

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

ITEM
--------------------------------------------------------------------------------

Company
Independent Accountants
Legal Opinions
Distributor
Yield Calculation for Money Market Sub-Account
Performance Information
Annuity Provisions
Financial Statements



--------------------------------------------------------------------------------
If you would like a free copy of the Statement of Additional Information dated May 1, 1998 for this Prospectus, please complete this form, detach, and mail to:

                    Great American Reserve Insurance Company
                              Administrative Office
                          11815 N. Pennsylvania Street
                              Carmel, Indiana 46032

Gentlemen:

Please send me a free copy of the Statement of Additional Information for Great American Reserve Variable Annuity Account G at the following address:

              Name: _______________________________________________

              Mailing Address: ____________________________________

              _____________________________________________________
                                   Sincerely,

              _____________________________________________________
                                   (Signature)
--------------------------------------------------------------------------------

                    Great American Reserve Insurance Company
                            11815 N. Pennsylvania St.
                                Carmel, IN 46032

(C) 1998, Great American Reserve Insurance Company 05-8194 (5/98)